Exhibit 2.3


CLEARY, GOTTLIEB, STEEN & HAMILTON
Deborah M. Buell (DB 3562)
James L. Bromley (JB 5125)
One Liberty Plaza
New York, New York 10006

and

JENNER & BLOCK, LLC
Vincent E. Lazar (VL 7320)
Christine L. Childers (CC 0092)
One IBM Plaza
Chicago, Illinois 60611


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
 ---------------------------------------------x
                                              :
 In re:                                       :  Chapter 11
                                              :
 OGDEN NEW YORK SERVICES, INC., et al.,       :  Case Nos. 02-40826 (CB), et al.
                                              :
      Debtors and Debtors in Possession.      :
                                              :  Jointly Administered
                                              :
 ---------------------------------------------x


           HEBER DEBTORS' SECOND AMENDED JOINT PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE


                                 October 3, 2003


         AMOR 14 Corporation, Covanta SIGC Energy, Inc., Covanta SIGC Energy II, Inc., Heber Field Company, Heber Geothermal Company and Second Imperial Geothermal Company, L.P., as debtors and debtors in possession under chapter 11 of title 11 of the United States Code, in each of their separate cases, which have been consolidated for procedural purposes only, (each a "Heber Debtor" and collectively, the "Heber Debtors") hereby propose and file this Heber Debtors' Second Amended Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code. A list of the Case Numbers for each of the Heber Debtors is attached hereto as Exhibit A.

                               TABLE OF CONTENTS

                                                                            Page



ARTICLE I       DEFINITIONS AND INTERPRETATION.................................1

     1.1    Definitions........................................................1

ARTICLE II      TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX
                CLAIMS........................................................13

     2.1    Non-Classification................................................13

     2.2    Administrative Expense Claims.....................................13

     2.3    Compensation and Reimbursement Claims.............................13

     2.4    Priority Tax Claims...............................................15

     2.5    DIP Financing Facility Claims.....................................15

ARTICLE III     CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.................16

     3.1    General Rules of Classification...................................16

ARTICLE IV      TREATMENT OF CLAIMS AND EQUITY INTERESTS......................17

     4.1    Class 1 - Allowed Priority Non-Tax Claims.........................17

     4.2    Class 2H  - Allowed GECC Secured Claims...........................17

     4.3    Class 3H  - Allowed Heber Secured Claims..........................18

     4.4    [Intentionally Omitted.]..........................................18

     4.5    [Intentionally Omitted.]..........................................18

     4.6    [Intentionally Omitted.]..........................................18

     4.7    Class 7 - Allowed Unsecured Claims................................18

     4.8    Class 8 - Heber Intercompany Claims...............................19

     4.9    Class 9 - Intercompany Claims.....................................19

     4.10   [Intentionally Omitted.]..........................................19

     4.11   [Intentionally Omitted.]..........................................19

     4.12   [Intentionally Omitted.]..........................................19

     4.13   [Intentionally Omitted.]..........................................19

     4.14   Class 14 - Equity Interests in Heber Debtors......................19

ARTICLE V       ACCEPTANCE OR REJECTION OF THE REORGANIZATION PLAN............20

     5.1    Presumed Acceptance of Plan.......................................20

     5.2    Presumed Rejection of Plan........................................20

     5.3    Cramdown..........................................................20

ARTICLE VI      MEANS FOR IMPLEMENTATION......................................20

     6.1    Implementation of the Geothermal Sale.............................20

     6.2    Authorization of Transfer of Equity Interests.....................22

     6.3    Cancellation of Existing Securities and Agreements................22

     6.4    Board of Directors and Executive Officers.........................22

     6.5    Deemed Consolidation of Heber Debtors for Plan Purposes Only......22

     6.6    Continued Corporate Existence; Vesting of Assets in the
            Reorganized Heber Debtors and Corporate Restructuring.............22

     6.7    Conversion to Limited Liability Company Status....................23

     6.8    Amended Organizational Documents..................................23

     6.9    Settlements.......................................................23

     6.10   Payment of GECC Secured HGC/HFC Claims............................23

     6.11   Payment of Covanta Power Pacific, Inc. Debt.......................23

ARTICLE VII     DISTRIBUTIONS.................................................23

     7.1    Distribution Record Date..........................................23

     7.2    Date of Distributions.............................................24

     7.3    Manner of Payment Under Plan......................................24

     7.4    Inquiries Concerning Distributions................................24

     7.5    Surrender of Instruments..........................................24

     7.6    Delivery of Distributions.........................................25

     7.7    Exemption from Securities Laws....................................25

     7.8    Setoffs...........................................................25

     7.9    Allocation of Plan Distribution Between Principal and Interest....25

     7.10   Withholding and Reporting Requirements............................25

     7.11   Time Bar to Cash Payments.........................................25

     7.12   Closing of Chapter 11 Cases.......................................26

ARTICLE VIII    PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS.........26

     8.1    No Distribution Pending Allowance.................................26

     8.2    Resolution of Disputed Claims and Equity Interests................26

     8.3    Estimation of Claims and Equity Interests.........................27

     8.4    Reserve Account for Disputed Claims...............................27

     8.5    Allowance of Disputed Claims......................................27

     8.6    Release of Funds from Disputed Claims Reserve.....................28

     8.7    Cure Amounts with respect to Executory Contracts or
            Unexpired Leases..................................................28

ARTICLE IX      TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.........28

     9.1    Heber Debtor Contracts............................................28

     9.2    Additional Contracts..............................................28

     9.3    Cure of Defaults..................................................29

     9.4    Objections........................................................29

     9.5    Approval of Assumption of Certain Executory Contracts.............29

     9.6    Approval of Rejection of Executory Contracts and Unexpired Leases.30

     9.7    Deemed Consents...................................................30

     9.8    Bar Date for Rejection Damage Claims..............................30

     9.9    Cure Amount Disputes..............................................30

ARTICLE X       CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE
                EFFECTIVE DATE................................................30

     10.1   Conditions to Confirmation........................................30

     10.2   Conditions Precedent to the Effective Date........................31

     10.3   Waiver of Conditions..............................................31

     10.4   Failure to Satisfy or Waiver of Conditions Precedent..............32

ARTICLE XI      EFFECT OF CONFIRMATION........................................32

     11.1   Revesting of Assets...............................................32

     11.2   Discharge of Claims...............................................32

     11.3   Discharge of Heber Debtors........................................33

     11.4   Binding Effect....................................................33

     11.5   Term of Injunctions or Stays......................................33

     11.6   Injunction Against Interference with Plan.........................33

     11.7   Exculpation.......................................................33

     11.8   Injunction........................................................34

     11.9   Release...........................................................35

ARTICLE XII     RETENTION OF JURISDICTION.....................................35

     12.1   Jurisdiction of Court.............................................35

ARTICLE XIII    MISCELLANEOUS PROVISIONS......................................37

     13.1   Deletion of Classes and Subclasses................................37

     13.2   Effectuating Documents and Further Transactions...................37

     13.3   Payment of Statutory Fees.........................................37

     13.4   Withdrawal or Modification of Plan................................37

     13.5   Courts of Competent Jurisdiction..................................38

     13.6   Exemption From Transfer Taxes.....................................38

     13.7   Rules of Construction.............................................38

     13.8   Computation of Time...............................................39

     13.9   Successors and Assigns............................................39

     13.10  Notices...........................................................39

     13.11  Severability......................................................39

     13.12  Governing Law.....................................................40

     13.13  Exhibits..........................................................40

     13.14  Counterparts......................................................40

                                  INTRODUCTION

                  These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Court. While this is a joint reorganization plan for each of the Heber Debtors, and without limiting the terms of Section 6.5 of this Heber Reorganization Plan, it does NOT provide that these Chapter 11 Cases will be substantively consolidated. Capitalized terms used herein shall have the meanings ascribed to such terms in Article I of this Heber Reorganization Plan.

                  Reference is made to the Disclosure Statement accompanying this Heber Reorganization Plan, including the Exhibits thereto, for a discussion of the Heber Debtors' history, business, results of operations and properties, and for a summary and analysis of this Heber Reorganization Plan. All creditors are encouraged to consult the Disclosure Statement and read this Heber Reorganization Plan carefully before voting to accept or reject this Heber Reorganization Plan.

                  NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE COURT, HAVE BEEN AUTHORIZED BY THE COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS REORGANIZATION PLAN.

                  Without prejudice to the Proposed Buyers' rights under the Purchase Agreement in respect of confirmation of this Heber Reorganization Plan for all of the Heber Debtors, the Heber Debtors reserve the right to proceed with confirmation of this Heber Reorganization Plan as to some but not all of the Heber Debtors at the same time.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         1.1 Definitions. In addition to such other terms as are defined in other Sections of this Heber Reorganization Plan, the following terms (which appear herein as capitalized terms) shall have the meanings set forth below, such meanings to be applicable to both the singular and plural forms of the terms defined. A term used in this Heber Reorganization Plan and not defined herein or elsewhere in this Heber Reorganization Plan, but that is defined in the Bankruptcy Code has the meaning set forth therein.

                  "Additional Contracts" means the contracts and leases identified on Exhibit D attached to this Heber Reorganization Plan (as such Exhibit may be amended at or prior to the Confirmation Hearing).

                  "Administrative Expense Claim" means a Claim under sections 503(b), 507(a)(1), 507(b) or 1114(e)(2) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses incurred after the Petition Date and prior to the Closing Date for preserving the assets of the Heber Debtors, any actual and necessary costs and expenses of operating the businesses of the Heber Debtors incurred after the Petition Date and prior to the Closing Date, all compensation and reimbursement of expenses allowed by the Court under sections 330, 331 or 503 of the Bankruptcy Code, any reclamation claims arising under section 546(c) of the Bankruptcy Code and any fee chargeable under section 1930 of Chapter 123 of Title 28 of the United States Code.

                  "Agent Banks" means Bank of America, N.A., as Administrative Agent, and Deutsche Bank, AG, New York Branch, as Documentation Agent, under the Prepetition Credit Agreement.

                  "Administrative Expense Claim Bar Date" means the date that is thirty (30) days following the Effective Date. The Administrative Expense Claim Bar Date shall apply to all holders of Administrative Expense Claims not satisfied prior to the Administrative Expense Claim Bar Date, except that the Administrative Expense Claim Bar Date shall not apply to holders of the following limited types of claims: (a) United States Trustee Claims; (b) post-petition liabilities incurred and payable in the ordinary course of business by any Heber Debtor prior to the Closing Date; or (c) fees and expenses incurred by (i) Retained Professionals and (ii) Persons employed by the Heber Debtors or serving as independent contractors to the Reorganizing Debtors in connection with their reorganization efforts.

                  "Allowed" means, with reference to the portion of any Claim (other than Administrative Expense Claims) or Equity Interest and with respect to each Heber Debtor, (a) any such Claim against or Equity Interest in such Heber Debtor which has been listed by a Heber Debtor in its Schedules, as such Schedules have been or may be amended or supplemented from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim or interest has been filed, (b) any Claim or Equity Interest allowed (i) under the Heber Reorganization Plan or under any settlement agreement incorporated or otherwise implemented hereby, (ii) by Final Order, or (iii) as to which the liability of each Heber Debtor and the amount thereof are determined by a final, non-appealable order of a court of competent jurisdiction other than the Court or (c) as to which a proof of claim has been timely filed before the applicable Bar Date in a liquidated amount with the Court pursuant to the Bankruptcy Code or any order of the Court, provided that (i) no objection to the allowance of such Claim or notice to expunge such Claim has been interposed by the Heber Debtors, the Reorganized Heber Debtors or Covanta before any final date for the filing of such objections or motions set forth in the Heber Reorganization Plan, the Confirmation Order or other order of the Court or (ii) if such objection or motion has been filed and not withdrawn, such objection or motion has been overruled by a Final Order (but only to the extent such objection or motion has been overruled); provided, further that any such Claims or Equity Interests allowed solely for the purpose of voting to accept or reject the Heber Reorganization Plan pursuant to an order of the Court shall not be considered "Allowed Claims" or "Allowed Equity Interests" for the purpose of distributions hereunder.

                  "Allowed Administrative Expense Claim" means the portion of any Administrative Expense Claim (including any interest for which the Heber Debtors are legally obligated) that is (i) incurred or arising after the Petition Date and prior to the Closing Date, (ii) for those Administrative Expense Claims as to which the Administrative Expense Claim Bar Date is applicable, which has been filed before the Administrative Expense Bar Date,
(iii) which is not disputed by the Heber Debtors, Reorganized Heber Debtors, Covanta or the United States Trustee, and (iv) as to which no objection to the allowance of such Administrative Expense Claim has been filed by the Heber Debtors, Reorganized Heber Debtors, Covanta or the United States Trustee.

                  "Allowed Class o Claim" means an Allowed Claim in the specified Class.

                  "Allowed Subclass o Claim" means an Allowed Claim in the specified Subclass.

                  "Allowed Priority Tax Claims" means any Claim that is Allowed pursuant to Section 2.4 of this Heber Reorganization Plan.

                  "Alternative Transaction" means, without prejudice to the Proposed Buyers' rights under the Purchase Agreement, a sale (as part of a plan of reorganization or otherwise) of some or all of the Geothermal Business to a party making an offer that is higher or better than the terms offered in the Purchase Agreement as determined by the Debtors after consultation with the DIP Agents pursuant to the Court-approved auction process, or as otherwise approved by the Court.

                  "Amor" means Amor 14 Corporation.

                  "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

                  "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure promulgated by the United States Supreme Court under 28 U.S.C. ss. 2075 and the local rules of the Court (including any applicable local rules and standing and administrative orders of the Court), as now in effect or hereafter amended, as applicable to the Chapter 11 Cases.

                  "Bar Date" means the applicable date or dates fixed by the Court or this Heber Reorganization Plan for filing proofs of claim or interests in the Chapter 11 Cases.

                  "Break-Up Fee" has the meaning ascribed to such term in the Purchase Agreement.

                  "Business Day" means any day other than a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

                  "Buyers" means either (i) the Proposed Buyers or (ii) any entity or entities that purchase(s) the Geothermal Business in an Alternative Transaction pursuant to the Court-approved auction process.

                  "Cash" means lawful currency of the United States, including cash equivalents, bank deposits, checks and other similar items, unless otherwise indicated.

                  "Chapter 11 Cases" means the voluntary cases under Chapter 11 of the Bankruptcy Code commenced by each Heber Debtor, which cases are currently pending before the Court under the caption In re Ogden New York Services, Inc. et al., Case Nos. 02-40826 (CB), et al.

                  "Claim" has the meaning set forth in section 101 of the Bankruptcy Code, whether or not asserted.

                  "Claims Objection Deadline" means that day which is one hundred eighty (180) days after the Effective Date, as the same may be extended from time to time by the Court, without further notice to parties in interest.

                  "Class" means any group of similar Claims or Equity Interests described in Article IV of this Heber Reorganization Plan in accordance with section 1123(a)(1) of the Bankruptcy Code.

                  "Closing" means the closing of the Geothermal Sale pursuant to the Purchase Agreement or an Alternative Transaction, as such term is defined in the Purchase Agreement or, as applicable, similar agreement with respect to an Alternative Transaction. The Closing shall occur simultaneously with the Effective Date.

                  "Closing Date" means the date and time of the Closing.

                  "Committee" means the Official Committee of Unsecured Creditors appointed by the Office of the United States Trustee in the chapter 11 cases of the Debtors pursuant to section 1102 of the Bankruptcy Code, as appointed, modified or reconstituted from time to time.

                  "Confirmation Date" means the date on which the clerk of the Court enters the Confirmation Order on the docket, within the meaning of Bankruptcy Rules 5003 and 9021.

                  "Confirmation Hearing" means the hearing held by the Court to consider confirmation of the Heber Reorganization Plan pursuant to section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

                  "Confirmation Order" means the order of the Court confirming the Heber Reorganization Plan pursuant to section 1129 of the Bankruptcy Code, together with any subsequent orders, if any, pursuant to sections 1127 and 1129 of the Bankruptcy Code approving modifications to the Heber Reorganization Plan, which in each case shall be in form and substance satisfactory to the Heber Debtors.

                  "Court" collectively means the United States Bankruptcy Court for the Southern District of New York and, to the extent it may exercise jurisdiction over the Chapter 11 Cases, the United States District Court for the Southern District of New York or if either such court ceases to exercise jurisdiction over the Chapter 11 Cases, such other Court or adjunct thereof that exercises competent jurisdiction over the Chapter 11 Cases or any proceeding therein.

                  "Covanta" means Covanta Energy Corporation (as debtor and debtor in possession or as it may reorganize in the future) the ultimate corporate parent directly or indirectly holding an interest in all the Heber Debtors in these Chapter 11 Cases.

                  "Cure Amounts" means the amounts identified on Exhibits B, C, D and E hereto as the amounts necessary to cure any and all defaults existing under each of the contracts identified therein pursuant to section 365(b) of the Bankruptcy Code.

                  "Debtor Operators" means the HFC Operator, the HGC Operator and the SIGC Operator.

                  "Debtor Sellers" means Covanta Energy Americas, Inc., Covanta Heber Field Energy, Inc., Heber Field Energy II, Inc., Heber Loan Partners, ERC Energy, Inc. and ERC Energy II, Inc., each a debtor and debtor in possession.

                  "Debtors" means the Liquidating Debtors, the Reorganizing Debtors and the Heber Debtors, collectively.

                  "DIP Agents" means Bank of America, N.A., as administrative agent, and Deutsche Bank AG, New York branch, as documentation agent, under the DIP Financing Facility.

                  "DIP Financing Facility" means the Debtor-in-Possession Credit Agreement, dated as of April 1, 2002, among the Heber Debtors, the Reorganizing Debtors, the Liquidating Debtors, the DIP Lenders and the DIP Agents, as it has been or may be amended and modified from time to time, and as approved and extended by order of the Court.

                  "DIP Lenders" means those Persons from time to time party to the DIP Financing Facility as lenders.

                  "DIP Security Agreement" shall mean the Security Agreement, dated as of April 1, 2002, by and among Covanta, Bank of America, N.A. as Agent and the other parties named therein, as amended from time to time.

                  "Disclosure Statement" means the written disclosure statement that relates to this Heber Reorganization Plan, the Reorganization Plan and the Liquidation Plan and is approved by the Court pursuant to section 1125 of the Bankruptcy Code, as such disclosure statement may be amended, modified, or supplemented (and all exhibits and schedules annexed thereto or referred to therein) and that is prepared and distributed in accordance with section 1125 of the Bankruptcy Code and Bankruptcy Rule 3018.

                  "Disputed Claim" means that portion (including, when appropriate, the whole) of a Claim that is not an Allowed Claim or is subject to an Estimation Request. For the purposes of the Heber Reorganization Plan, a Claim shall be considered a Disputed Claim in its entirety before the time that an objection has been or may be filed if: (a) the amount or classification of the Claim specified in the relevant proof of claim exceeds the amount or classification of any corresponding Claim scheduled by a Heber Debtor in the Schedules; (b) any corresponding Claim scheduled by a Heber Debtor has been scheduled as disputed, contingent or unliquidated in the Schedules; or (c) no corresponding Claim has been scheduled by a Heber Debtor in the Schedules.

                  "Disputed Claims Reserve" means, with respect to each Class of Claims receiving Cash Distributions under this Heber Reorganized Plan in which there exists any Disputed Claim on or after the Reorganization Plan Effective Date, Cash to be set aside by Covanta or the Reorganized Heber Debtors, as applicable, in separate accounts corresponding to each such Class of Claims in which there are Disputed Claims, in an amount such that, if such Disputed Claims become Allowed Claims, there will be sufficient Cash to pay all such Disputed Claims pro rata with Allowed Claims in such Class with respect to each such Class of Claims in accordance with the provisions of this Heber Reorganization Plan. Each Disputed Claims Reserve is to be maintained under this Heber Reorganization Plan, as set forth more fully in Article VIII of this Heber Reorganization Plan.

                  "Distribution" means the distribution to holders of Allowed Claims in accordance with this Heber Reorganization Plan of Cash or other property, as the case may be.

                  "Distribution Address" means (i) the address of the holder of a Claim set forth in the relevant proof of claim, (ii) the address set forth in any written notices of address change delivered to the Reorganized Heber Debtors after the date of any related proof of claim, or (iii) if no proof of claim is filed in respect to a particular Claim, the address set forth in the Schedules or register maintained for registered securities.

                  "Distribution Date" means (i) with respect to Claims and Equity Interests that are Allowed as of the Effective Date, as soon as reasonably practicable after the Effective Date, but in no event later than thirty (30) days after the Effective Date and (ii) with respect to Claims and Equity Interests that are Allowed after the Effective Date, the first Business Day after the date that is thirty (30) days after the date such Claims or Equity Interests become Allowed or otherwise become payable under this Heber Reorganization Plan; provided, however, in no event shall the Distribution Date be earlier than the date upon which the Sellers are required to deliver the Closing Statement (as defined in the Purchase Agreement) pursuant to Section 2.2 of the Purchase Agreement.

                  "Distribution Record Date" means the Confirmation Date.

                  "Effective Date" means a date, which is a Business Day, selected by the Heber Debtors that is no more than ten (10) Business Days following the date on which all conditions set forth in Section 10.2 of this Heber Reorganization Plan have been satisfied or expressly waived pursuant to
Section 10.3 of this Heber Reorganization Plan.

                  "Equity Interest" means as to each Heber Debtor, any equity security, membership interest, partnership interest or share of common stock or other instrument evidencing an ownership interest in such Heber Debtor, regardless of whether it may be transferred, and any option, warrant or right, contractual or otherwise, to acquire an ownership interest or other equity security in such Heber Debtor and shall include any redemption, conversion, exchange, voting participation, dividend rights and liquidation preferences relating thereto.

                  "Estate" means as to each Heber Debtor, the estate which was created by the commencement of such Heber Debtor's Chapter 11 Case pursuant to section 541 of the Bankruptcy Code, and shall be deemed to include, without limitation, any and all privileges of such Heber Debtor and all interests in property, whether real, personal or mixed, rights, causes of action, avoidance powers or extensions of time that such Heber Debtor or such estate shall have had effective as of the commencement of the Chapter 11 Case, or which such estate acquired after the commencement of the Chapter 11 Case, whether by virtue of section 544, 545, 546, 547, 548, 549 or 550 of the Bankruptcy Code or otherwise.

                  "Estimation Request" means a request for estimation of a Claim in accordance with the Bankruptcy Code and Bankruptcy Rules.

                  "Exit Costs" means the Cash costs for consummation of this Heber Reorganization Plan, to be either paid or reserved on or shortly after the Effective Date pursuant to the terms hereof, including without limitation, (i) all amounts required with respect to Distributions to holders of Allowed Administrative Expense Claims and funding of reserves with respect to Disputed Claims, (ii) payment of all costs and expenses associated with the transactions contemplated hereunder, (iii) Cure Amounts and (iv) establishment of tax reserves with respect to the sale of the Geothermal Business, all of which costs shall be estimated and set forth on a schedule to be filed with the Court no later than five (5) days prior to the Confirmation Hearing.

                  "Final Order" means an order or judgment of the Court, as entered on the docket of the Court, that has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal, seek review or rehearing or petition for certiorari under the Bankruptcy Rules has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest Court to which the order or judgment was appealed or from which certiorari was sought, provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or other rules governing procedure in cases before the Court, may be filed with respect to such order or judgment shall not cause such order or judgment not to be a Final Order.

                  "GECC" means General Electric Capital Corporation and its affiliates and nominees.

                  "GECC Liens" means the Liens, Claims and encumbrances in respect of the SIGC Project (as defined in the Purchase Agreement) in favor of GECC or its Affiliates or nominees, including the U.S. Trust Company of California, N.A., as set forth in Schedule 4.10 to the Purchase Agreement.

                  "GECC Secured Claims" means GECC Secured SIGC Claims and GECC Secured HGC/HFC Claims, collectively.

                  "GECC Secured SIGC Claims" means the Secured Claims of GECC against the SIGC Project.

                  "GECC Secured HGC/HFC Claims" means the Secured Claims of GECC against the HGC Project and HFC Project.

                  "Geothermal Business" means assets and liabilities related to the Heber Debtors' and certain affiliates' generation and sale of electrical output and the production and sale of geothermal fluid, including related Equity Interests and contracts and leases to which any Debtor is a party.

                  "Geothermal Sale" means either the sale of (i) all of the Geothermal Business to the Proposed Buyers pursuant to the Purchase Agreement or
(ii) some or all of the Geothermal Business pursuant to an Alternative Transaction, without prejudice to the Proposed Buyers' rights under the Purchase Agreement.

                  "Heber Debtor Contracts" means the contracts and leases to which a Heber Debtor is a party.

                  "Heber Debtors" has the meaning ascribed to such term on the first page of this Heber Reorganization Plan (each of the Heber Debtors is individually referred to herein as a Heber Debtor).

                  "Heber Intercompany Claim" means any Claims against a Heber Debtor held by another Heber Debtor.

                  "Heber Reorganization Plan" means this chapter 11 plan of reorganization, including without limitation, all documents referenced herein and all exhibits, supplements, appendices and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time, including any amendments in connection with an Alternative Plan.

                  "Heber Royalty Settled Claims" means Claims subject to the HFC Royalty Settlement.

                  "HFC Operator" means Covanta Geothermal Operations, Inc.

                  "HFC Project Company" means Heber Field Company.

                  "HFC Royalty Settlement" means that certain settlement agreement and forms of lease amendments among certain of the Debtors and certain of counterparties to the mineral rights leases with respect to the resolution of certain disputed Claims, including disputed Claims concerning the calculation of royalties payable under such mineral rights in substantially the same form as attached to the Motion To Approve Compromises With Heber Field Lessors, filed on September 26, 2003 (Docket No. 2211), which motion was approved by the Court at the hearing on October 8, 2003.

                  "HFC Royalty Settlement Order" means the order of the Court approving the Motion to Approve Compromises With Heber Field Lessors (Docket No.
2211), as granted by the Court at the hearing on October 8, 2003.

                  "HFC Royalty Settlement Payments" means the amounts identified as settlement payments to be paid to or for the benefit of holders of Heber Royalty Settled Claims under the HFC Royalty Settlement.

                  "HGC Operator" means Covanta Imperial Power Services, Inc.

                  "HGC Project Company" means Heber Geothermal Company.

                  "Holding Companies" means SIGC One Sub, SIGC Two Sub and Amor.

                  "Initial Deposit" has the meaning ascribed to such term in the Purchase Agreement.

                  "Impaired" means, when used with reference to an Allowed Claim or an Allowed Equity Interest, a Claim or Equity Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

                  "Intercompany Claims" means all Claims against a Heber Debtor asserted by any of the Liquidating Debtors, Reorganizing Debtors or their non-debtor affiliates, including, without limitation, any (a) preference actions, fraudulent conveyance actions, rights of setoff and other claims or causes of action under sections 544, 547, 548, 549, 550 and 553 of the Bankruptcy Code and other applicable bankruptcy or nonbankruptcy law, (b) claims or causes of action arising out of illegal dividends or similar theories of liability, (c) claims or causes of action based on piercing the corporate veil, alter ego liability or similar legal or equitable theories of recovery arising out of the ownership or operation of any of the Heber Debtors prior to the applicable Petition Date, (d) claims or causes of action based on unjust enrichment, (e) claims or causes of action for breach of fiduciary duty, mismanagement, malfeasance or, to the extent they are claims or causes of action of any of the Heber Debtors, fraud, (f) claims or causes of action arising out of any contracts or other agreements between the Heber Debtors and any Liquidating Debtor or Reorganizing Debtor and (g) any other claims or causes of action arising out of or related in any way to the Heber Debtors' Chapter 11 Cases, the Liquidation Plan, the Reorganization Plan or this Heber Reorganization Plan that are based on an injury that affects or affected the shareholders or creditors of any of the Liquidating Debtors, Reorganizing Debtors or Heber Debtors generally. Intercompany Claims specifically excludes any Heber Intercompany Claims.

                  "Lien" has the meaning set forth in section 101(37) of the Bankruptcy Code.

                  "Liquidating Debtors" has the meaning ascribed to such term in the Liquidation Plan (each of the Liquidating Debtors is individually referred to herein as a Liquidating Debtor).

                  "Liquidation Plan" means the Debtors' Joint Plan of Liquidation Under Chapter 11 Of The Bankruptcy Code of Ogden New York Services, Inc. et al. (including all exhibits, supplements, appendices and schedules annexed thereto), dated September 8, 2003, as the same may be amended, modified or supplemented from time to time.

                  "New Facility Lenders" has the meaning ascribed to such term in the Reorganization Plan.

                  "O&M Contracts" means the contracts relating to the on-site operations and maintenance services identified on Exhibit E of this Heber Reorganization Plan (as such Exhibit may be amended at or prior to the Confirmation Hearing).

                  "Permitted Encumbrances" has the meaning ascribed to such term in the Purchase Agreement.

                  "Person" has the meaning provided in section 101(41) of the Bankruptcy Code and includes, without limitation, any individual, corporation, partnership, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, the Committee, Indenture Trustee, Equity Interest holders, holders of Claims, current or former employees of any Reorganizing Debtor, or any other entity.

                  "Petition Date" means April 1, 2002, the date upon which the Heber Debtors filed their respective orders for relief under Chapter 11 of the Bankruptcy Code.

                  "Plan Documents" means the documents to be executed, delivered, assumed or performed in conjunction with the consummation of this Heber Reorganization Plan on the Effective Date, including, without limitation, the Purchase Agreement or similar agreement with respect to an Alternative Transaction, and shall be treated as if incorporated herein.

                  "Prepetition Credit Agreement" means the Revolving Credit and Participation Agreement dated as of March 14, 2001, among Covanta, certain other Reorganizing Debtors, certain other Liquidating Debtors and the lenders thereunder and the Security Agreement dated as of March 14, 2001, both as they have been or may be amended, supplemented or otherwise modified from time to time.

                  "Priority Non-Tax Claim" means any Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code, other than: (a) an Administrative Expense Claim or (b) a Priority Tax Claim.

                  "Priority Tax Claim" means any Claim of a Government Unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

                  "Pro Rata Class Share" means the proportion that the amount of any Claim bears to the aggregate amount of such Claim and all other Claims in the same Class entitled to Distributions of like character.

                  "Project Companies" means, collectively, the HGC Project Company, the SIGC Project Company and the HFC Project Company, each of which are Heber Debtors.

                  "Proposed Buyers" means Caithness Heber Field I, LLC, Caithness Heber Field II, LLC, Caithness Heber Geothermal I, LLC, Caithness Heber Geothermal II, LLC, Caithness Mammoth, LLC, Caithness SIGC GP, LLC and Caithness SIGC LP, LLC, which entities are parties to the Purchase Agreement.

                  "Purchase Agreement" means that certain Amended and Restated Ownership Interest Purchase Agreement, dated as of September 25, 2003, as it may be amended, by and among certain of the Debtor Sellers, Covanta Power Pacific, Inc., Covanta Energy Corporation, and the Proposed Buyers.

                  "Purchase Price" has the meaning ascribed to such term in the Purchase Agreement.

                  "Reorganization Plan" means the Debtors' Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code of Covanta Energy Corporation, et al. (including all exhibits, supplements, appendices and schedules annexed thereto), dated September 8, 2003, as the same may be amended, modified or supplemented from time to time.

                  "Reorganization Plan Effective Date" has the meaning ascribed to the term "Effective Date" in the Reorganization Plan.

                  "Reorganized Debtor" means each Reorganizing Debtor, on or after the Reorganization Plan Effective Date.

                  "Reorganized Heber Debtor" means each Heber Debtor, on or after the Effective Date.

                  "Reorganizing Debtors" has the meaning ascribed to such term in the Reorganization Plan (each of the Reorganizing Debtors is individually referred to herein as a Reorganizing Debtor). The Heber Debtors are specifically excluded from the definition of "Reorganizing Debtors."

                  "Retained Professional" means the professionals retained in these jointly administered Chapter 11 Cases by the Heber Debtors or the Committee pursuant to sections 327, 328 or 1103 of the Bankruptcy Code pursuant to Final Orders of the Court.

                  "Schedule of Rejected Contracts and Leases" means a schedule of the executory contracts and unexpired leases to which a particular Heber Debtor is a party that will be rejected under Article IX of this Heber Reorganization Plan, which schedule (or a relevant portion thereof) shall be filed with the Court and served on the relevant parties no less than five (5) days prior to the Confirmation Hearing and may be amended thereafter prior to the Effective Date, provided that the Heber Debtors provide notice of any such amendment to the affected counterparty to such contract or lease.

                  "Schedules" means the schedules of assets and liabilities and the statement of financial affairs filed with respect to the Heber Debtors as required by sections 521 and 1106(a)(2) of the Bankruptcy Code and Bankruptcy Rule 1007, as they have been or may be supplemented or amended from time to time.

                  "Secured Claim" means, pursuant to section 506 of the Bankruptcy Code, that portion of a Claim that is secured by a valid, perfected and enforceable security interest, lien, mortgage or other encumbrance, that is not subject to avoidance under applicable bankruptcy or non-bankruptcy law, in or upon any right, title or interest of any of the Heber Debtors in and to property of the Estates, to the extent of the value of the holder's interest in such property as of the relevant determination date. The defined term Secured Claim includes any Claim that is (i) subject to an offset right under applicable law and (ii) a secured claim against any of the Heber Debtors pursuant to sections 506(a) and 553 of the Bankruptcy Code. Such defined term shall not include for voting or Distribution purposes any such Claim that has been or will be paid in connection with the cure of defaults under an assumed executory contract or unexpired lease under section 365 of the Bankruptcy Code. A Secured Claim shall not include any portion of the Claim that exceeds that value of the interest in property of the Estate securing such Claim.

                  "Sellers" means the Debtor Sellers and Covanta Power Pacific, Inc.

                  "SIGC One Sub" means Covanta SIGC Energy, Inc.

                  "SIGC Operator" means Covanta SIGC Geothermal Operations, Inc.

                  "SIGC Project Company" means Second Imperial Geothermal Company, L.P.

                  "SIGC Two Sub" means Covanta SIGC Energy II, Inc.

                  "Specified Personnel" means any officer, director or employee of any Heber Debtor but only if and to the extent, in each case, such party served in such capacity on or after the Petition Date and prior to the Closing Date.

                  "Subclass" means a subclass of Claims within a particular
Class.

                  "Substantial Contribution Claims" means the claim by any creditor or party in interest for reasonable compensation for services rendered in these Chapter 11 Cases pursuant to section 503(b)(3), (4) or (5) of the Bankruptcy Code.

                  "Unimpaired" means, when used with reference to a Claim or Equity Interest, a Claim or Equity Interest that is not Impaired.

                  "United States Trustee" means the Office of the United States Trustee for the Southern District of New York.

                  "United States Trustee Claims" means all United States Trustee Fees accrued through the close of the Chapter 11 Cases.

                  "United States Trustee Fees" means all fees and charges due from the Heber Debtors to the United States Trustee pursuant to section 1930 of Title 28 of the United States Code.

                  "Unsecured Claims" means any Claim against a Heber Debtor (including, without limitation, Claims arising from the rejection of executory contracts, unexpired leases) that is not a Secured Claim, Administrative Expense Claim, Priority Tax Claim, Priority Non-Tax Claim, Heber Intercompany Claim or Intercompany Claim.

                  "Working Capital Adjustment" means the working capital adjustment mechanism set forth in Section 2.2 of the Purchase Agreement or such similar mechanism pursuant to an Alternative Transaction.

                                   ARTICLE II

                           TREATMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

         2.1 Non-Classification. As provided in section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims against the Heber Debtors are not classified for the purposes of voting on or receiving Distributions under this Heber Reorganization Plan. All such Claims are instead treated separately pursuant to the terms set forth in this Article II.

         2.2 Administrative Expense Claims. Except (i) to the extent that the applicable Heber Debtor and a holder of an Allowed Administrative Expense Claim agree to less favorable treatment and (ii) except for any Claims specified in Sections 2.3 and 2.4 of this Heber Reorganization Plan (which Claims so specified include but are not limited to Claims arising under the DIP Financing Facility, Substantial Contribution Claims, and Claims by Retained Professionals and Claims related to "adequate protection" ordered by the Court or provided for under the Bankruptcy Code), each Heber Debtor shall pay to each holder of an Allowed Administrative Expense Claim against such Heber Debtor, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Administrative Expense Claim, Cash in an amount equal to such Allowed Administrative Expense Claim on the Distribution Date; provided that any such liabilities not incurred in the ordinary course of business were approved and authorized by a Final Order of the Court; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by such Heber Debtor, as a debtor in possession, prior to the Closing Date, or liabilities arising under loans or advances to or other obligations incurred by such Heber Debtor, as debtor in possession, prior to the Closing Date, whether or not incurred in the ordinary course of business, shall be paid by such Heber Debtor in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions. To the extent that the Administrative Expense Claim Bar Date applies, failure to file a timely request for payment of an Administrative Expense Claim prior to the Administrative Expense Claim Bar Date shall result in the Administrative Expense Claim being forever barred and discharged. Notwithstanding anything to the contrary in this Heber Reorganization Plan, to the extent that the aggregate amount of the Allowed Administrative Expense Claims is higher than the amount of Administrative Expense Claims accounted for, without duplication, and settled as between the parties to the Purchase Agreement in the Working Capital Adjustment, Covanta shall be responsible for the payment of Allowed Administrative Expense Claims incurred prior to the Closing Date as if such Allowed Administrative Expense Claims were allowed as administrative claims under section 503 of the Bankruptcy Code.

         2.3 Compensation and Reimbursement Claims. (a) Except with respect to Substantial Contribution Claims which are subject to Section 2.3(b) herein, all
(i) Retained Professionals and (ii) Persons employed by the Heber Debtors or serving as independent contractors to the Heber Debtors in connection with their reorganization efforts that are seeking an award by the Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date under subsections 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall file and serve on counsel for the Heber Debtors and Reorganized Heber Debtors (and as otherwise ordered by the Court and the Bankruptcy Code) their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred on or before the date that is fifteen (15) days after the Reorganization Plan Effective Date, subject to prior written notice to counsel to the DIP Agents. Covanta shall pay in full on the Distribution Date such Claims in such amounts as are Allowed by the Court, after notice and hearing, or upon such other less favorable terms as may be mutually agreed upon between the holder of such an Allowed Administrative Expense Claim and Covanta and, in each such case, approved by the Court after notice and hearing. Any request for payment of an Administrative Expense Claim of the type specified in this Section 2.3(a), which is not filed by the applicable deadline set forth above, shall be barred. The Heber Debtors and the Reorganized Heber Debtors shall have no liability for any Claim described in this subsection.

                (b) Any Person who requests compensation or expense reimbursement for a Substantial Contribution Claim in these Chapter 11 Cases must file an application with the clerk of the Court, on or before the Administrative Expense Claim Bar Date, and serve such application on counsel for the Heber Debtors and counsel for the Reorganized Heber Debtors and as otherwise required by the Court and the Bankruptcy Code on or before such date, or be forever barred from seeking compensation or expense reimbursement for such Substantial Contribution Claim. Covanta shall pay in full on the Distribution Date Allowed Substantial Contribution Claims as ordered by the Court, after notice and hearing. The Heber Debtors and the Reorganized Heber Debtors shall have no liability for any Claim described in this subsection.

                (c) All other requests for payment of an Administrative Expense Claim (other than as set forth in clauses (a) and (b) of this Section 2.3 above) that are subject to the Administrative Expense Claim Bar Date must be filed with the Court and served on counsel for the Heber Debtors and counsel for the Reorganized Heber Debtors (and as otherwise required by the Bankruptcy Code or the Court) on or before the Administrative Expense Claim Bar Date. Unless the Heber Debtors, Reorganized Heber Debtors or any other party in interest in these Chapter 11 Cases objects to an Administrative Expense Claim by the Claims Objection Deadline, such Administrative Expense Claim shall be deemed Allowed in the amount filed. In the event that the Heber Debtors, Reorganized Heber Debtors or any other party in interest permitted under the Bankruptcy Code objects to an Administrative Expense Claim, the Court shall determine the Allowed amount of such Administrative Expense Claim. Notwithstanding the foregoing, no request for payment of an Administrative Expense Claim need be filed with respect to an Administrative Expense Claim which is incurred and payable by the Heber Debtors or Reorganized Heber Debtors in the ordinary course of business prior to the Closing Date.

                (d) Any holders of Administrative Expense Claims who are required to file a Claim or request for payment of such Claims or expenses and who do not file such Claims or requests by the applicable dates set forth in this Section 2.3 shall be forever barred from asserting such Claims or expenses against the Debtors, Reorganized Heber Debtors, Reorganized Debtors or any property of such entities, and from receiving any Distributions under this Heber Reorganization Plan or the Reorganization Plan with respect to such Claims. Under no circumstances will the deadlines set forth above be extended by order of the Court or otherwise.

         2.4 Priority Tax Claims. (a) Heber Debtor Tax Claims. Each holder of an Allowed Priority Tax Claim for which only a Heber Debtor is liable will receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim, Cash equal to the unpaid portion of such Allowed Priority Tax Claim on or as soon as practical after the later of: (i) thirty (30) days after the Effective Date, or (ii) thirty (30) days after the date on which such Priority Tax Claim becomes Allowed; provided, however, that at the option of the applicable Heber Debtor (or, on and after the Effective Date, Reorganized Heber Debtor), the applicable Reorganized Heber Debtor may pay any or all such Allowed Priority Tax Claims over a period not exceeding six (6) years after the date of assessment of such Priority Tax Claims as provided in subsection 1129(a)(9)(C) of the Bankruptcy Code. If the applicable Heber Debtor (or, on and after the Effective Date, Reorganized Heber Debtor) selects this option as to any such Allowed Priority Tax Claim, then the applicable Reorganized Heber Debtor shall make payment of simple interest on the unpaid portion of such Claim semiannually without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable nonbankruptcy law, with the first interest payment due on the latest of: (i) six (6) months after the Effective Date, (ii) six (6) months after the date on which such Priority Tax Claim becomes an Allowed Claim, or (iii) such longer time as may be agreed to by the holder of such Priority Tax Claim and the applicable Heber Debtor (or, on and after the Effective Date, the Reorganized Heber Debtor).

                (b) Tax Claims For Which Other Debtors Are Liable. Each holder of an Allowed Priority Tax Claim for which one or more of the Debtors in addition to a Heber Debtor is liable (including but not limited to Priority Tax Claims arising by virtue of one or more Heber Debtor's status as a member of a consolidated tax group or group under common control with one or more of the other Debtors) will receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim, Cash equal to the unpaid portion of such Allowed Priority Tax Claim on or as soon as practical after the later of: (i) thirty (30) days after the Reorganization Plan Effective Date, or (ii) thirty (30) days after the date on which such Priority Tax Claim becomes Allowed; provided, however, that at the option of Covanta, Covanta may pay any or all such Allowed Priority Tax Claims over a period not exceeding six
(6) years after the date of assessment of such Priority Tax Claims as provided in subsection 1129(a)(9)(C) of the Bankruptcy Code. If Covanta selects this option as to any such Allowed Priority Tax Claim, then Covanta shall make payment of simple interest on the unpaid portion of such Claim semiannually without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable nonbankruptcy law, with the first interest payment due on the latest of: (i) six (6) months after the Reorganization Plan Effective Date,
(ii) six (6) months after the date on which such Priority Tax Claim becomes an Allowed Claim, or (iii) such longer time as may be agreed to by the holder of such Priority Tax Claim and Covanta.

                (c) Notwithstanding any of the foregoing, Covanta shall be solely liable with respect to any Allowed Priority Tax Claims to the extent provided in Section 13.2 of the Purchase Agreement.

         2.5 DIP Financing Facility Claims. (a) Subject to the consent of the requisite DIP Lenders, on the Effective Date, regardless of the amounts outstanding under the DIP Financing Facility, the DIP Financing Facility shall terminate with respect to the Heber Debtors and the DIP Lenders shall release the Heber Debtors from any claims thereunder and security interests granted in support of the DIP Financing Facility over Equity Interests in, and assets of, the Heber Debtors; provided, however, (i) if the Effective Date occurs prior to the Reorganization Plan Effective Date, all Cash and non-Cash proceeds from the Geothermal Sale (whether from the Purchase Agreement or from an Alternative Transaction) that Covanta, any of the other Debtors or non-Debtor subsidiaries receive or have an interest in upon Closing of such sale or from time to time thereafter shall be subject to (x) the valid, perfected non-voidable first priority, senior priming liens of the DIP Agents, for the sole and exclusive benefit of the DIP Lenders (such liens not being junior or subject to any other liens, claims or interests) pursuant to section 364(d) of the Bankruptcy Code and (y) the superpriority administrative claims of the DIP Agents and the DIP Lenders, in each case without further action by any party or further order of the Court, (ii) if the Effective Date occurs on or after the Reorganization Plan Effective Date, all Cash and non-Cash proceeds from the Geothermal Sale (whether from the Purchase Agreement or from an Alternative Transaction) that Covanta, any of the other Reorganized Debtors, Liquidating Debtors or non-Debtor subsidiaries receive or have an interest in upon Closing of such sale or from time to time thereafter shall be subject to distribution as agreed to by the DIP Lenders and set forth in the Reorganization Plan and the Liquidation Plan and
(iii) except with respect to the release of Claims and Liens against the Heber Debtors as provided for herein, nothing in this Heber Reorganization Plan shall modify the rights, remedies and privileges of the DIP Agents and the DIP Lenders under the DIP Financing Facility, the Reorganization Plan or applicable law.

                (b) Any consent with respect to this Heber Reorganization Plan or the failure to object to any provision hereof shall not prejudice the right of the DIP Lenders or the DIP Agents to not vote in favor of (or consent to) the Reorganization Plan or object to any provision thereof, all of which rights are hereby preserved.

                                  ARTICLE III

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

         3.1 General Rules of Classification. This Heber Reorganization Plan constitutes a joint reorganization plan of the Heber Debtors. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Article II, have not been classified and thus are excluded from the Classes described below. The classification of Claims and Equity Interests and implementation of the settlements set forth below shall be applicable for all purposes, including voting, confirmation, and distribution pursuant to the Heber Reorganization Plan. As to each Heber Debtor, a Claim or Equity Interest shall be deemed classified in a particular Class or Subclass only to the extent that the Claim or Equity Interest qualifies within the description of that Class or Subclass and shall be deemed classified in a different Class or Subclass to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such different Class or Subclass. A Claim or Equity Interest is in a particular Class or Subclass only to the extent that such Claim or Equity Interest is Allowed in that Class or Subclass and has not been paid or otherwise settled prior to the Effective Date.

                                   ARTICLE IV

                    TREATMENT OF CLAIMS AND EQUITY INTERESTS

                The following is a designation of the treatment to be accorded, with respect to each Heber Debtor, to each Class of Claims and Equity Interests denominated in this Heber Reorganization Plan.

                As to each Heber Debtor, the treatment of and consideration to be provided on account of Claims and Equity Interests pursuant to the Heber Reorganization Plan shall be in full settlement, release and discharge of such Claims and Equity Interests; provided, however, that such discharge shall not affect the liability of any other entity to, or the property of any other entity encumbered to secure payment to, the holder of any such Claim or Equity Interest, except as otherwise provided in the Heber Reorganization Plan; and provided, further, that such discharge shall not encompass the Heber Debtors' obligations under this Heber Reorganization Plan.

                No Claim shall entitle the holder thereof to any Distribution pursuant to this Heber Reorganization Plan unless, and only to the extent that, such Claim is an Allowed Claim. All Distributions on account of Allowed Claims shall be made on the applicable Distribution Date.

         4.1 Class 1 - Allowed Priority Non-Tax Claims.

                a. Classification: Class 1 consists of all Allowed Priority Non-Tax Claims.

                b. Treatment: Each holder of an Allowed Class 1 Claim shall receive, in full settlement, release and discharge of its Class 1 Claim, either
(i) Cash, on the Distribution Date, in an amount equal to such Allowed Claim, or
(ii) such other less favorable terms as Covanta and the holder of an Allowed Priority Non-Tax Claim agree; provided, however, that no agreement under subsection (ii) above shall impose any obligation upon the Reorganized Heber Debtors beyond the payment of amounts calculated in accordance with the Working Capital Adjustment.

                c. Voting: Class 1 Claims are Unimpaired, and the holders of Allowed Class 1 Claims are not entitled to vote to accept or reject the Heber Reorganization Plan.

         4.2 Class 2H - Allowed GECC Secured Claims.

                a. Classification: Class 2H consists of all Allowed GECC Secured Claims. Class 2H is divided into two Subclasses for Distribution purposes:
Subclass 2H-A consists of all Allowed GECC Secured SIGC Claims and Subclass 2H-B consists of all Allowed GECC Secured HGC/HFC Claims.

                b. Treatment: The holder of the Allowed Subclass 2H-A Claims shall retain, unaltered, the legal, equitable and contractual rights, including, without limitation, any valid and perfected Liens that secure such Allowed Claim, provided, however, that the assets of the Heber Debtors subject to the GECC Liens may be sold, subject to such GECC Liens, as part of the Geothermal Sale contemplated by this Heber Reorganization Plan.

                Covanta shall pay to each holder of an Allowed Subclass 2H-B Claim, in full settlement, release and discharge of its Subclass 2H-B Claim, either (i) Cash, on the Effective Date, in an amount equal to such Allowed Subclass 2H-B Claim, or (ii) such other less favorable terms as Covanta and the holder of an Allowed GECC Secured HGC/HFC Claim agree provided, however, that no agreement under subsection (ii) above shall impose any obligation upon the Reorganized Heber Debtors beyond the payment of amounts calculated in accordance with the Working Capital Adjustment.

                c. Voting: Class 2H Claims are Unimpaired, and the holder of the Allowed Class 2H Claims is not entitled to vote to accept or reject the Heber Reorganization Plan.

         4.3 Class 3H - Allowed Heber Secured Claims.

                a. Classification: Class 3H consists of all Allowed Secured Claims other than Allowed GECC Secured Claims.

                b. Treatment: On the Effective Date, the legal, equitable and contractual rights of the holders of Allowed Class 3H Claims will be reinstated in full satisfaction, release and discharge of their respective Class 3H Claims and will remain unaltered, except as the relevant Heber Debtor (or, on or after the Effective Date, Reorganized Heber Debtor) and the holders of Allowed Class 3H Claims may otherwise agree or as such holders may otherwise consent. Notwithstanding the foregoing, no contractual provisions or applicable law that would entitle the holder of an Allowed Class 3H Claim to demand or receive payment of such Claim prior to the stated maturity of such Claim, terminate any contractual relationship or take such other enforcement action (as may be applicable) from and after the occurrence of a default that occurred prior to the Effective Date shall be enforceable against the Reorganized Heber Debtors. In the lieu of the foregoing, any Heber Debtor (or, on or after the Effective Date, Reorganized Heber Debtor) may, at its election, make a Cash payment to the holder of an Allowed Class 3H Claim equal to the full amount of the holder's Allowed Class 3H Claim, together with interest at the legal rate to the extent required by law, in full settlement, release and discharge of such Class 3H Claim.

                c. Voting: Class 3H Claims are Unimpaired, and holders of Allowed Class 3H Claims are not entitled to vote to accept or reject the Heber Reorganization Plan.

         4.4 [Intentionally Omitted.]

         4.5 [Intentionally Omitted.]

         4.6 [Intentionally Omitted.]

         4.7 Class 7 - Allowed Unsecured Claims.

                a. Classification: Class 7 consists of all Allowed Unsecured Claims.

                b. Treatment: On the Distribution Date, each holder of an Allowed Class 7 Claim shall receive, in full settlement, release and discharge of its Class 7 Claim, a Cash payment equal to the full amount of its Allowed Class 7 Claim, together with interest at the legal rate to the extent required by law.

                c. Voting: Class 7 Claims are Unimpaired and the holders Allowed Class 7 Claims are not entitled to vote to accept or reject this Heber Reorganization Plan.

         4.8 Class 8 - Heber Intercompany Claims

                a. Classification: Class 8 consists of all Heber Intercompany Claims.

                b. Treatment: The legal, equitable and contractual rights of holders of Heber Intercompany Claims in respect of such claim shall not be affected, altered or Impaired under this Heber Reorganization Plan.

                c. Voting: Class 8 Claims are Unimpaired and the holders Allowed Class 8 Claims are not entitled to vote to accept or reject this Heber Reorganization Plan.

         4.9 Class 9 - Intercompany Claims.

                a. Classification: Class 9 consists of all Intercompany Claims.

                b. Treatment: On the Effective Date, all Intercompany Claims shall be cancelled, annulled and extinguished. Holders of such Claims shall receive no Distributions in respect of Class 9 Claims.

                c. Voting: Class 9 Claims are Impaired, and the holders of Allowed Class 9 Claims are conclusively presumed to reject the Heber Reorganization Plan. The votes of the holders of Allowed Class 9 Claims will not be solicited.

         4.10 [Intentionally Omitted.]

         4.11 [Intentionally Omitted.]

         4.12 [Intentionally Omitted.]

         4.13 [Intentionally Omitted.]

         4.14 Class 14 - Equity Interests in Heber Debtors.

                a. Classification: Class 14 consists of all Equity Interests in the Heber Debtors.

                b. Treatment: Holders of Allowed Class 14 Equity Interests shall not receive any Distribution under this Heber Reorganization Plan in respect of Class 14 Equity Interests, except any such Equity Interests shall continue to be held by the Heber Debtor or Reorganized Heber Debtor that originally held such Equity Interests, which Equity Interests shall continue to be evidenced by the existing capital stock, partnership interests or membership interests.

                c. Voting: Class 14 Equity Interests are Impaired, and the holders of Allowed Class 14 Equity Interests are conclusively presumed to reject this Heber Reorganization Plan. The votes of holders of Allowed Class 14 Equity Interests will not be solicited.

                                   ARTICLE V

               ACCEPTANCE OR REJECTION OF THE REORGANIZATION PLAN

         5.1 Presumed Acceptance of Plan. Holders of Claims in Classes 1, 2H, 7 and 8 are Unimpaired by this Heber Reorganization Plan. In accordance with section 1126 of the Bankruptcy Code, holders of Allowed Claims in such Classes are conclusively presumed to accept this Heber Reorganization Plan and the votes of holders of such Claims will not be solicited.

         5.2 Presumed Rejection of Plan. Holders of Claims and Equity Interests in Classes 9 and 14 are Impaired and are not entitled to receive any Distribution under this Heber Reorganization Plan on account of such Claims or Equity Interests. In accordance with section 1126 of the Bankruptcy Code, holders of Allowed Claims and Equity Interests in such Classes are conclusively presumed to reject this Heber Reorganization Plan and are not entitled to vote. As such, the votes of such holders will not be solicited with respect to such Claims and Equity Interests.

         5.3 Cramdown. The Heber Debtors hereby (a) request that the Court confirm the Heber Reorganization Plan in accordance with section 1129(b) of the Bankruptcy Code or (b) modify, alter or amend this Heber Reorganization Plan to provide treatment sufficient to assure that this Heber Reorganization Plan does not discriminate unfairly, and is fair and equitable, with respect to the Class or Classes not accepting this Heber Reorganization Plan, and, in particular, the treatment necessary to meet the requirements of subsections 1129(a) or (b) of the Bankruptcy Code with respect to the rejecting Classes and any other Classes affected by such modifications.

                                   ARTICLE VI

                            MEANS FOR IMPLEMENTATION

         6.1 Implementation of the Geothermal Sale. The implementation of this Heber Reorganization Plan is predicated upon the approval by the Court of the Geothermal Sale, and the consummation thereof hereunder. The terms and conditions of the Geothermal Sale are incorporated herein and shall be deemed included as part of this Heber Reorganization Plan for all purposes. The following description of the Geothermal Sale is a summary of the Purchase Agreement and is qualified in its entirety by the terms thereof and by the terms of any Alternative Transaction.

                (a) The Purchase Agreement provides for a base Purchase Price of $170,000,000, which amount is subject to adjustment as provided in the Purchase Agreement.

                (b) The Purchase Agreement provides for the sale of the Equity Interests, which corresponds to all of the respective ownership interests of the Debtor Sellers in the Heber Debtors.

                (c) As a condition to Closing, the Debtors must receive Court approval of, among other things, the (i) sale of the Geothermal Business as contemplated by the Purchase Agreement; (ii) Break-Up Fee and Expense Reimbursement; (iii) assumption by the respective Heber Debtors of the contracts set forth in Schedule 3.3(a) to the Purchase Agreement; and (iv) assignment of the O&M Contracts by the Debtor Operators to the Proposed Buyers. In addition, the Debtors shall have received formal approval of the DIP Lenders, consenting to the consummation of the transactions contemplated in the Purchase Agreement and releasing security interests granted to them pursuant to the DIP Security Agreement.

                (d) At least one Business Day prior to the Closing Date, Covanta and the Sellers shall cause each of the Holding Companies, Mammoth Geothermal Company and Pacific Geothermal Company to convert to limited liability company status and shall not have elected to be taxed as a corporation following such conversion; provided, that Covanta and the Sellers shall have no obligation to cause such conversion unless the Proposed Buyers shall have given adequate assurance that the Closing shall occur.

                (e) Among other things, at the Closing, the following events shall occur:

                      (i) The Debtor Sellers shall sell, convey, assign, transfer and deliver their respective Equity Interests in SIGC One Sub, SIGC Two Sub, HFC Project Company and HGC Project Company to the Proposed Buyers as provided in the Purchase Agreement, which Equity Interests shall continue to be evidenced by the existing partnership or membership interests;

                      (ii) Equity Interests in Amor and SIGC Project Company shall be held by the Heber Debtor that originally held such Equity Interests, which Equity Interests shall continue to be evidenced by the existing partnership or membership interests;

                      (iii) Proposed Buyers shall deliver to the Sellers an amount that, together with the Initial Deposit, equals the Purchase Price, by wire transfer of immediately available funds to an account designated by the Sellers;

                      (iv) the Heber Debtors will assume all executory contracts and unexpired leases relating to the Geothermal Business to which they are parties (except for contracts previously assumed), which contracts and leases will be transferred to the Proposed Buyers through their acquisition of the ownership interests in the Heber Debtors.

                      (v) Certain of the Debtor Sellers and certain of the Debtor Operators will assume and assign certain contracts relating to the Geothermal Business to the Proposed Buyers. The Debtor Operators will assign their previously assumed O&M Contracts to the Proposed Buyers.

                      (vi) To the extent not already paid, Covanta shall cause all undisputed Cure Amounts and HFC Settlement Payments to be paid to holder of such Claims.

         6.2 Authorization of Transfer of Equity Interests. On the Effective Date, the Debtor Sellers are authorized to sell, convey, assign, transfer and deliver their respective Equity Interests in SIGC One Sub, SIGC Two Sub, HFC Project Company and HGC Project Company without the need for further corporate action, and in accordance with the Purchase Agreement. Furthermore, Amor and SIGC Project Company shall be authorized and shall reinstate their respective Equity Interests.

         6.3 Cancellation of Existing Securities and Agreements. Except for purposes of evidencing a right to Distributions under this Heber Reorganization Plan or as otherwise provided hereunder, on the Effective Date, all the agreements and other documents evidencing (i) any Claims or rights of any holder of a Claim against the applicable Heber Debtor, including all indentures and notes evidencing such Claims and (ii) any options or warrants to purchase Equity Interests, obligating the applicable Heber Debtor to issue, transfer or sell Equity Interests or any other capital stock of the applicable Heber Debtor, shall be cancelled without the need for further action; provided, however, that notwithstanding the foregoing, the Reorganized Heber Debtors shall remain obligated with respect to the GECC Liens and Permitted Encumbrances in property of the Reorganized Heber Debtors, except to the extent such obligations have been satisfied as of the Effective Date.

         6.4 Board of Directors and Executive Officers. Each of the directors and/or officers of each of the Heber Debtors shall resign their positions on or prior to the Effective Date. At or before the Confirmation Hearing, Buyers shall comply with the applicable provisions of section 1129(a)(5) of the Bankruptcy Code.

         6.5 Deemed Consolidation of Heber Debtors for Plan Purposes Only. Subject to the occurrence of the Effective Date, the Reorganized Heber Debtors shall be deemed consolidated solely for the following purposes under the Heber Reorganization Plan: (i) as provided with respect to Class 14 Equity Interests, no Distributions shall be made under the Heber Reorganization Plan on account of Equity Interests in Amor and SIGC Project Company; and (ii) in some instances, Claims against more than one Heber Debtor have been grouped together into a single Class of Claims for distribution purposes.

                Such deemed consolidation, however, shall not affect: (i) the legal and organizational structure of the Reorganized Heber Debtors; (ii) the ownership interest of any Heber Debtor in any other Heber Debtor; and (iii) pre and post-Petition Date guarantees, Liens and security interests that are required to be maintained (a) in connection with executory contracts or unexpired leases that were entered into during the Chapter 11 Cases or that have been or will be assumed or (b) pursuant to this Heber Reorganization Plan or the instruments and documents issued in connection herewith.

         6.6 Continued Corporate Existence; Vesting of Assets in the Reorganized Heber Debtors and Corporate Restructuring. Each of the Heber Debtors shall, as a Reorganized Heber Debtor, continue to exist after the Effective Date as a separate legal entity, with all powers of a corporation, limited liability company or general or limited partnership, as the case may be, under the laws of their respective states of incorporation or organization and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable state law. The Reorganized Heber Debtors shall be revested with their assets as provided in Section 11.1 of this Heber Reorganization Plan, subject to the GECC Liens and Permitted Encumbrances.

         6.7 Conversion to Limited Liability Company Status. Pursuant to the terms of the Purchase Agreement, at least one Business Day prior to the Closing Date, Covanta and the Sellers shall have caused each of the Holding Companies, Mammoth Geothermal Company and Pacific Geothermal Company to convert to limited liability company status and shall not have elected to be taxed as a corporation following such conversion; provided, however, that Covanta and the Sellers shall have no such obligation unless the Buyers shall have given adequate assurance that Closing shall occur.

         6.8 Amended Organizational Documents. On the Effective Date, the Reorganized Heber Debtors are authorized to, and shall, without the need for any further corporate action, adopt and, as applicable, file their respective amended organizational documents with the applicable Secretary of State. The amended organizational documents shall prohibit the issuance of nonvoting equity securities, as required by sections 1123(a) and (b) of the Bankruptcy Code, subject to further amendment as permitted by applicable law.

         6.9 Settlements. Except to the extent the Court has entered a separate order providing for such approval, the Confirmation Order shall constitute an order (a) approving as a compromise and settlement pursuant to section 1123(b)(3)(A) of the Bankruptcy Code and Bankruptcy Rule 9019, any settlement agreements entered into by any Heber Debtor or any other Person as contemplated in confirmation of this Heber Reorganization Plan, and (b) authorizing the Heber Debtors' execution and delivery of all settlement agreements entered into or to be entered into by any Heber Debtor or any other Person as contemplated by this Heber Reorganization Plan and all related agreements, instruments or documents to which any Heber Debtor is a party.

         6.10 Payment of GECC Secured HGC/HFC Claims. On or prior to the Effective Date, the Debtor Sellers and Covanta shall have paid all GECC Secured HGC/HFC Claims.

         6.11 Payment of Covanta Power Pacific, Inc. Debt. On or prior to the Closing Date, Covanta shall have repaid all amounts outstanding under the Loan Agreement, dated as of April 10, 1998, among Ogden Power Pacific, Inc. and Bayerische Vereinsbank, AG, New York Branch and the lenders referred to therein, as amended.

                                  ARTICLE VII

                                  DISTRIBUTIONS

         7.1 Distribution Record Date. As of the close of business on the Distribution Record Date, the applicable Heber Debtors' books and records for each of the Classes of Claims or Equity Interests as maintained by such Heber Debtor or its respective agent, shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Equity Interests. The applicable Heber Debtor shall have no obligation to recognize any transfer of Claims or Equity Interests occurring on or after the applicable Distribution Record Date. The applicable Heber Debtor shall be entitled to recognize and deal for all purposes hereunder only with those record holders stated in the books and records of the applicable Heber Debtor or its respective agent, as of the close of business on the Distribution Record Date, to the extent applicable.

         7.2 Date of Distributions. Unless otherwise provided herein, any Distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon thereafter as is practicable. In the event that any payment or act under this Heber Reorganization Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the initial due date.

         7.3 Manner of Payment Under Plan. All Distributions of Cash to the holders of Allowed Claims against each of the Heber Debtors under this Heber Reorganization Plan shall be made as provided in this Heber Reorganization Plan and shall be accounted for and adjusted between the parties to the Purchase Agreement as and to the extent contemplated in accordance with the applicable terms of the Working Capital Adjustment. Any Cash payments may be accomplished by a check or wire transfer or as otherwise required or provided in applicable agreements.

         7.4 Inquiries Concerning Distributions. Following the Effective Date, requests for payment of Distributions, or inquiries with respect thereto, shall be directed in the first instance to the Reorganized Heber Debtors. The Reorganized Heber Debtors shall promptly inform Covanta of any such requests or inquiries that relate to payments for which Covanta may be responsible.

         7.5 Surrender of Instruments. As a condition to receiving any Distribution under this Heber Reorganization Plan, each holder of an Allowed Claim represented by a certificated instrument or note must surrender such instrument or note held by it to the applicable Reorganized Heber Debtor or its designee at least ten (10) Business Days prior to the Effective Date, unless such certificated instrument or note is being reinstated or being left unimpaired under this Heber Reorganization Plan. Any entity that is so required to surrender such instrument or note that fails to (i) surrender such instrument or note or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the applicable Reorganized Heber Debtor or furnish a bond in form, substance and amount reasonably satisfactory to the applicable Reorganized Heber Debtor before the first anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under this Heber Reorganization Plan in respect of such Claim. Any other holder of an Allowed Claim who fails to take such action as reasonably required by the Reorganized Heber Debtor or its designee to receive its Distribution hereunder before the first anniversary of the Effective Date, or such earlier time as otherwise provided for in this Heber Reorganization Plan, may not participate in any Distribution under this Heber Reorganization Plan in respect of such Claim. Any Distribution forfeited hereunder shall become property of the Reorganized Heber Debtors. Upon the Effective Date, the GECC Liens with respect to the Equity Interests in SIGC One Sub, SIGC Two Sub, Amor and SIGC Project Company shall be deemed transferred to the membership interest in such entities without further corporate action, in accordance with the terms of the Purchase Agreement.

         7.6 Delivery of Distributions. Distributions to holders of Allowed Claims shall be made at the Distribution Address. If any holder's Distribution is returned as undeliverable, no further Distributions to such holder shall be made unless and until the applicable Reorganized Heber Debtor is notified of such holder's then current address, at which time all missed Distributions shall be made to such holder without interest on or before one hundred and twenty
(120) days after the date such undeliverable Distribution was initially made. After such date, all unclaimed property shall be used to satisfy the costs of administering and fully consummating this Heber Reorganization Plan or become property of the applicable Reorganized Heber Debtor, and the holder of any such Claim shall not be entitled to any other or further distribution under this Heber Reorganization Plan on account of such Claim.

         7.7 Exemption from Securities Laws. The issuance or transfer of any securities pursuant to this Heber Reorganization Plan shall be exempt from any securities laws registration requirements to the fullest extent permitted by section 1145(a)(1)(A) of the Bankruptcy Code and section (3)(a)(7) of the Securities Act of 1933.

         7.8 Setoffs. Each Heber Debtor may, in accordance with the provisions of the Heber Reorganization Plan, section 553 of the Bankruptcy Code and applicable non-bankruptcy law, set off against any Allowed Claim and the Distributions to be made pursuant to this Heber Reorganization Plan on account of such Allowed Claim (before any Distribution is made on account of such Allowed Claim), the Claims, rights and causes of action of any nature that such Heber Debtor may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the applicable Heber Debtor of any such Claims, rights and causes of action that the applicable Heber Debtor may possess against such holder; and provided, further that any Claims of each Heber Debtor arising before the Petition Date shall only be setoff against Claims against such Heber Debtor arising before the Petition Date.

         7.9 Allocation of Plan Distribution Between Principal and Interest. All Distributions in respect of any Allowed Claim shall be allocated first to the principal amount of such Allowed Claim, as determined for federal income tax purposes, and thereafter, to the remaining portion of such Allowed Claim, if any.

         7.10 Withholding and Reporting Requirements. In connection with this Heber Reorganization Plan and all instruments issued in connection therewith and distributed thereon, any party making disbursements hereunder shall comply with all applicable withholding and reporting requirements imposed by any federal, state or local taxing authority, and all distributions under this Heber Reorganization Plan shall be subject to any such withholding or reporting requirements.

         7.11 Time Bar to Cash Payments. Checks issued in respect of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof. Requests for reissuance of any check shall be made to the party issuing such check by the holder of the Allowed Claim to whom such check originally was issued. Any Claim in respect of such voided check shall be made on or before thirty (30) days after the expiration of the sixty (60) day period following the date of issuance of such check. After such date, all funds held on account of such voided check may be used to satisfy the costs of administering and fully consummating this Heber Reorganization Plan and shall be subject to the applicable provisions of the Working Capital Adjustment, and the holder of any such Allowed Claim shall not be entitled to any other or further Distribution under this Heber Reorganization Plan on account of such Allowed Claim.

         7.12 Closing of Chapter 11 Cases. As to each Heber Debtor, when substantially all Disputed Claims have become Allowed Claims or have been disallowed by Final Order, and all Distributions in respect of Allowed Claims have been made in accordance with this Heber Reorganization Plan, or at such earlier time as the Reorganized Heber Debtors deem appropriate, the Reorganized Heber Debtors shall seek authority from the Court to close their respective Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                                  ARTICLE VIII

              PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS

         8.1 No Distribution Pending Allowance. Notwithstanding any other provision of this Heber Reorganization Plan, no Cash shall be distributed under this Heber Reorganization Plan on account of any Disputed Claim, unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order and the Disputed Claim, or some portion thereof, has become an Allowed Claim.

         8.2 Resolution of Disputed Claims and Equity Interests.

                (a) Unless otherwise ordered by the Court after notice and a hearing, the Heber Debtors, Reorganized Heber Debtors and Covanta shall have the exclusive right to make and file objections to Claims (other than Administrative Expense Claims) and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and twenty (120) days after the Effective Date; provided, however, that such one hundred and twenty (120) day period may be automatically extended by the Reorganized Heber Debtors, without any further application to, or approval by, the Court, for up to an additional thirty (30) days. The foregoing deadlines for filing objections to Claims shall not apply to Claims for tort damages and, accordingly, no such deadline shall be imposed by this Heber Reorganization Plan. Notwithstanding any authority to the contrary, an objection to a Claim shall be deemed properly served on the holder thereof if service is affected in any of the following manners: (i) in accordance with Rule 4 of the Federal Rules of Civil Procedure, as modified and made applicable by Bankruptcy Rule 7004; (ii) by first class mail, postage prepaid, on the signatory on the proof of claim or interest or other representative identified in the proof of claim or interest or any attachment thereto; or (iii) by first class mail, postage, on any counsel that has appeared on the holder's behalf in the Chapter 11 Cases.

                (b) Except with respect to Administrative Expense Claims as to which the Administrative Expense Claim Bar Date does not apply, Administrative Expense Claims must be filed with the Court and served on counsel for the Heber Debtors and Buyers on or before the Administrative Expense Claim Bar Date. The Heber Debtors, Reorganized Heber Debtors, Covanta or the United States Trustee may make and file objections to any such Administrative Expense Claim and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and eighty (180) days after the Effective Date. In the event that any such objection is filed, the Court shall determine the Allowed amount of any such Administrative Expense Claim.

         8.3 Estimation of Claims and Equity Interests. The Heber Debtors, Reorganized Heber Debtors or Covanta may at any time request that the Court estimate any contingent, unliquidated or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, regardless of whether such requester has previously objected to such Claim or whether the Court has ruled on any such objection, and the Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim. In the event that the Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Court. If the estimated amount constitutes a maximum limitation on such Claim, the Heber Debtors, Reorganized Heber Debtors or Covanta, as the case may be, may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

         8.4 Reserve Account for Disputed Claims. Following the Effective Date, Covanta shall hold in one or more Disputed Claims Reserves, for each Class in which there are any Disputed Claims, Cash in an aggregate amount sufficient to pay to each holder of a Disputed Claim the amount of Cash that such holder would have been entitled to receive pro rata under this Heber Reorganization Plan if such Claim had been an Allowed Claim in such Class. Cash withheld and reserved for payments to holders of Disputed Claims in any Class shall be held and deposited in one or more segregated interest-bearing reserve accounts for each Class of Claims in which there are Disputed Claims entitled to receive Cash, to be used to satisfy the Disputed Claims if and when such Disputed Claims become Allowed Claims.

         8.5 Allowance of Disputed Claims. With respect to any Disputed Claim that is subsequently deemed Allowed, on the Distribution Date for any such Claim, Covanta shall distribute from the Disputed Claims Reserve Account corresponding to the Class in which such Claim is classified to the holder of such Allowed Claim the amount of Cash that such holder would have been entitled to recover pro rata under this Heber Reorganization Plan if such Claim had been an Allowed Claim on the Effective Date, together with such claimholder's Pro Rata Class Share of net interest, if any, on such Allowed Claim. For purposes of the immediately preceding sentence, such holder's Pro Rata Class Share of net interest shall be calculated by multiplying the amount of interest on deposit in the applicable Disputed Claims Reserve account on the date immediately preceding the date on which such Allowed Claim is to be paid by a fraction, the numerator of which shall equal the amount of such Allowed Claim and the denominator of which shall equal the amount of all Claims for which deposits are being held in the applicable Disputed Claims Reserve account on the date immediately preceding the date on which such Allowed Claim is to be paid.

         8.6 Release of Funds from Disputed Claims Reserve. If at any time or from time to time after the Effective Date, there shall be Cash in a Disputed Claims Reserve account in an amount in excess of the maximum remaining payment obligations to the then existing holders of Disputed Claims in the Class of Claims corresponding to such Disputed Claims Reserve account under this Heber Reorganization Plan, such excess funds, and the Pro Rata Class Share of net interest in respect thereof, shall become property of Covanta.

         8.7 Cure Amounts with respect to Executory Contracts or Unexpired Leases. Disputes concerning cure amounts arising from executory contracts or unexpired leases assumed by the Heber Debtors shall be governed by Sections 9.3 and 9.9 of this Heber Reorganization Plan.

                                   ARTICLE IX

                             TREATMENT OF EXECUTORY
                         CONTRACTS AND UNEXPIRED LEASES

         9.1 Heber Debtor Contracts. Upon the Effective Date, all Heber Debtor Contracts, including the Heber Debtor Contracts identified on Exhibit B attached hereto and the mineral rights leases and related agreements identified on Exhibit C attached hereto, shall be deemed assumed by the Heber Debtor that is a party to such Heber Debtor Contract; except for any contract or lease that (a) has been previously assumed or rejected pursuant to a Final Order of the Court,
(b) is specifically designated as a contract or lease on the Schedule of Rejected Contracts and Leases, or (c) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by one of the Debtors on or prior to the Confirmation Hearing. Any affiliate of a Heber Debtor that is a party to a Heber Debtor Contract shall assign its rights and obligations under such Heber Debtor Contract to Buyers at Closing, provided that such Heber Debtor Contract is assumed pursuant to this Heber Reorganization Plan. The listing of a document on Exhibits B and C hereto shall not constitute an admission that such document is an executory contract or unexpired lease or that the Heber Debtors have any liability thereunder. The Heber Debtors may amend Exhibits B and C to add or delete any contract or lease at or prior to the Confirmation Hearing. Additionally, upon the Effective Date, the Heber Debtor Contracts identified on Exhibit F hereto, which previously have been assumed by Final Order of the Court, shall be transferred through the transfer of Equity Interests to the applicable Buyers pursuant the terms of the Purchase Agreement.

         9.2 Additional Contracts. Certain of the Debtor Sellers and certain of the Debtor Operators are also parties, along with the Heber Debtors, to certain of the Heber Debtor Contracts or parties to various other contracts relating to the Geothermal Business. Such Additional Contracts are identified on Exhibit D attached hereto. In accordance with section 365(f) of the Bankruptcy Code, upon the Effective Date, the Additional Contracts shall be assumed and assigned to Buyers pursuant to the terms of the Purchase Agreement or an Alternative Transaction. In addition, upon the Effective Date, the Debtor Operators shall assign to Buyers the O&M Contracts identified on Exhibit E. The listing of a document on Exhibits D and E hereto shall not constitute an admission that such document is an executory contract or unexpired lease or that the Heber Debtors have any liability thereunder. The Heber Debtors may amend Exhibits D and E to add or delete any contract or lease at or prior to the Confirmation Hearing.

         9.3 Cure of Defaults. Exhibits B, C, D and E hereto set forth the Cure Amounts determined by the Heber Debtors and the Debtors, based upon a review of their books and records and the relevant documents, necessary to cure any and all defaults existing under each of the contracts identified therein pursuant to section 365(b) of the Bankruptcy Code. The Cure Amounts shall be final and binding on parties identified on Exhibits B, C, D and E hereto (or their successors and assigns) and shall not be subject to further dispute or audit based on performance prior to the time of assumption, irrespective of whether such assumed executory contract or unexpired lease contains an audit clause; provided, however, that the terms of the HFC Royalty Settlement Order shall control the Cure Amounts owed to parties to the HFC Royalty Settlement, including Cure Amounts fixed in additional settlement agreements contemplated and authorized by such Order. The holders of Heber Royalty Settled Claims shall be entitled to receive both the Cure Amounts and the HFC Royalty Settlement Payments.

         9.4 Objections. Any objection to (i) assumption, assignment or rejection of the contracts or leases pursuant to this Heber Reorganization Plan or (ii) Cure Amounts must be in writing, shall state with particularity the reasons for the objection or response, and shall be filed with the Court and served upon co-counsel to the Debtors, Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, Attention: Deborah M. Buell, Esq. and James L. Bromley, Esq., and Jenner & Block LLC, One IBM Plaza, Chicago, Illinois 60611, Attention: Vincent E. Lazar, Esq., so as to be filed and received by 4:00 p.m. (Prevailing Eastern Time) on or before seven (7) days prior to the Confirmation Hearing. Only those objections that have been timely filed and served may be considered by the Court at the Confirmation Hearing. Any objection as to Cure Amounts must state with specificity the Cure Amount the objecting party believes is required and provide appropriate documentation in support thereof. If no objection to a particular Cure Amount is timely received, the Cure Amount set forth on Exhibits B, C, D, and E shall be controlling notwithstanding anything to the contrary in any such contract or lease, and the counterparty thereto shall be forever barred from asserting any other claim arising prior to the assumption or assumption and assignment against the Debtors, the Heber Debtors, the Reorganized Heber Debtors or the Buyer as to such Cure Amounts; provided, however, that the terms of the HFC Royalty Settlement Order shall control the Cure Amounts owed to parties to the HFC Royalty Settlement, including Cure Amounts fixed in additional settlement agreements contemplated and authorized by such Order. In the event of a dispute regarding any Cure Amount or the ability of the Heber Debtor or other Debtors to assume and/or assign a particular contract or lease, including providing adequate assurance of future performance, the applicable Debtor may determine to reject such contract or lease and otherwise will provide for payments required by section 365(b)(1) of the Bankruptcy Code only after the entry of a Final Order resolving such dispute.

         9.5 Approval of Assumption of Certain Executory Contracts. Subject to Sections 9.1, 9.2 and 9.3 of this Heber Reorganization Plan, the executory contracts and unexpired leases of the Heber Debtors listed on Exhibits B, C, D and E hereto shall be assumed by the Heber Debtors and, as applicable, assigned to the relevant Buyer as of the Effective Date. Except as may otherwise be ordered by the Court, the Heber Debtors shall have the right to cause any assumed executory contract or unexpired lease to vest in the Reorganized Heber Debtor designated for such purpose by the Heber Debtors.

         9.6 Approval of Rejection of Executory Contracts and Unexpired Leases. Entry of the Confirmation Order shall constitute the approval, pursuant to section 365(a) of the Bankruptcy Code, of the rejection of any executory contracts and unexpired leases to be rejected as and to the extent provided in
Section 9.1 of this Heber Reorganization Plan.

         9.7 Deemed Consents. Unless a counterparty to an executory contract, unexpired lease, license or permit objects to the applicable Debtor's assumption thereof in writing on or before seven (7) days prior to the Confirmation Hearing, then, unless such executory contract, unexpired lease, license or permit has been rejected by the applicable Debtor or will be rejected by operation of the Heber Reorganization Plan, the Reorganized Heber Debtors shall enjoy all the rights and benefits under each such executory contract, unexpired lease, license and permit without the necessity of obtaining such counterparty's written consent to assumption or retention of such rights and benefits.

         9.8 Bar Date for Rejection Damage Claims. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to Section 9.1 of this Heber Reorganization Plan must be filed with the Court no later than the later of (i) fifteen (15) days after the Effective Date, and (ii) fifteen (15) days after entry of an order rejecting such executory contract or lease. Any Claims not filed within such time period will be forever barred from assertion against any of the Debtors, the Heber Debtors or the Reorganized Heber Debtors.

         9.9 Cure Amount Disputes. Without prejudice to Proposed Buyers' rights under the Purchase Agreement, any executory contract or unexpired lease that is subject to a Cure Amount dispute may be added by the Heber Debtors or Reorganized Heber Debtors to the Schedule of Rejected Contracts and Leases at any time, including, without limitation, after the resolution by the Court of such Cure Amount dispute, regardless of the occurrence of the Confirmation Date or the Effective Date, based on the existence of such dispute.

                                   ARTICLE X

                  CONDITIONS PRECEDENT TO THE CONFIRMATION DATE
                             AND THE EFFECTIVE DATE

         10.1 Conditions to Confirmation. Each of the following is a condition to the Confirmation Date:

                (a) the entry of a Final Order finding that the Disclosure Statement contains adequate information pursuant to section 1125 of the Bankruptcy Code;

                (b) the proposed Confirmation Order and this Heber Reorganization Plan shall be in form and substance, reasonably acceptable to the Heber Debtors, Buyers and DIP Agents;

                (c) all material provisions, terms and conditions hereof are approved in the Confirmation Order;

                (d) the Confirmation Date shall occur no later than December 15, 2003;

                (e) the Confirmation Order shall authorize and approve the Geothermal Sale and contain a finding that the Geothermal Sale shall be deemed to be incorporated into and consummated under this Heber Reorganization Plan for all purposes.

                (f) The Confirmation Order shall authorize all other transactions contemplated herein and the Plan Documents in order to effectuate this Heber Reorganization Plan or that are necessary or appropriate to effectuate this Heber Reorganization Plan.

         10.2 Conditions Precedent to the Effective Date. Each of the following is a condition precedent to the Effective Date of this Heber Reorganization
Plan:

                (a) The Confirmation Order shall: (i) have become a Final Order and (ii) be in form and substance reasonably satisfactory to the Heber Debtors, Buyers and DIP Agents and (iii) provide that the Debtors, Heber Debtors and Reorganized Heber Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the Heber Reorganization Plan, including the Geothermal Sale contemplated by the Purchase Agreement, or as applicable, an Alternative Transaction;

                (b) All conditions precedent to the Closing of the Geothermal Sale pursuant to the Purchase Agreement or an Alternative Transaction, including the release and waiver by the DIP Lenders of the Heber Debtors from any claims under DIP Financing Facility and the security interests granted in support of the DIP Financing Facility over Equity Interests in, and assets of, the Heber Debtors, shall have been satisfied or waived in accordance with the provisions therein (other than a condition precedent related to the Effective Date of the Heber Reorganization Plan);

                (c) Any regulatory approvals, including approvals under the Hart-Scott-Rodino Antitrust Act of 1976, as amended, that are necessary or desirable to effectuate this Heber Reorganization Plan and the transactions contemplated hereunder shall have been obtained;

                (d) Covanta shall have sufficient Cash (i) to make payment of the estimated Exit Costs, including, without limitation, all Allowed Administrative Expense Claims, Allowed Priority Non-Tax Claims, Allowed Unsecured Claims and Cure Amounts and (ii) to deposit Cash in the Disputed Claims Reserve in respect of any Administrative Expense Claims, Priority Non-Tax Claims and Unsecured Claims that are Disputed Claims;

                (e) All documents, instruments and agreements provided for under, or necessary to implement, this Heber Reorganization Plan shall have been executed and delivered by the parties thereto, in form and substance satisfactory to the Heber Debtors, unless such execution or delivery has been waived by the parties benefited thereby.

         10.3 Waiver of Conditions. Without prejudice to the Proposed Buyers' rights under the Purchase Agreement, the Heber Debtors may waive any of the foregoing conditions set forth in Section 10.1 or Section 10.2 of this Heber Reorganization Plan without leave of or notice to the Court and without any formal action other than proceeding with confirmation of this Heber Reorganization Plan or emergence from bankruptcy.

         10.4 Failure to Satisfy or Waiver of Conditions Precedent . In the event that any or all of the conditions specified in Section 10.1 or 10.2 of this Heber Reorganization Plan have not been satisfied or waived in accordance with the provisions of this Article X on or before December 31, 2003 (which date may be extended by the Heber Debtors, without prejudice to the Proposed Buyers' rights under the Purchase Agreement) and upon notification submitted by the Heber Debtors to the Court, (a) the Confirmation Order shall be vacated, (b) no distributions under the Heber Reorganizing Plan shall be made, (c) the Heber Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though such date never occurred, and (d) all the Heber Debtors' respective obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained herein or in the Disclosure Statement shall be deemed an admission or statement against interest or to constitute a waiver or release of any claims by or against any Heber Debtor or any other Person or to prejudice in any manner the rights of any Heber Debtor or any Person in any further proceedings involving any Heber Debtor or Person.

                                   ARTICLE XI

                             EFFECT OF CONFIRMATION

         11.1 Revesting of Assets. Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, except for leases and executory contracts that have not yet been assumed or rejected (which leases and contracts shall be deemed vested when and if assumed), all property of each Heber Debtor's Estate shall vest in the applicable Reorganized Heber Debtor free and clear of all Claims, Liens, encumbrances, charges and other interests, except with respect to the GECC Liens or Permitted Encumbrances as provided herein or pursuant to any of the Plan Documents. Each Reorganized Heber Debtor may operate its businesses and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

         11.2 Discharge of Claims. Except as otherwise provided herein or in the Confirmation Order, the rights afforded in this Heber Reorganization Plan and the entitlement to receive payments and distributions to be made hereunder shall discharge all existing Claims or Equity Interests, of any kind, nature or description whatsoever against or in each of the Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as provided in this Heber Reorganization Plan or in the Confirmation Order, on the Effective Date, all existing Claims against each of the Heber Debtors and Equity Interests in the Heber Debtors shall be, and shall be deemed to be, discharged and each holder (as well as trustees and agents on behalf of all such holders) of a Claim or Equity Interest shall be precluded and enjoined from asserting against the Reorganized Heber Debtors, or any of their assets, properties, successors in interests, affiliates or assigns, any Claim or Equity Interest based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not (i) such holder has filed a Proof of Claim or Equity Interest, (ii) a Claim based on such Claim or Equity Interest is Allowed, or (iii) the holder of the Claim or Equity Interest has accepted the Heber Reorganization Plan.

         11.3 Discharge of Heber Debtors. Upon the Effective Date and in consideration of the distributions to be made hereunder, except as otherwise expressly provided herein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim shall be deemed to have forever waived, released and discharged each of the Heber Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, rights and liabilities (other than the right to enforce the Heber Debtors or Reorganized Heber Debtors obligations hereunder or under the Plan Documents) that arose prior to the Confirmation Date, whether existing in law or equity, whether based on fraud, contract or otherwise, liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, whether based in whole or in part on any act, omission or occurrence taking place on or before the Confirmation Date. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against each of the Heber Debtors and Reorganized Heber Debtors, and any of their assets, properties, successors in interest, affiliates or assigns.

         11.4 Binding Effect. Except as otherwise provided in section 1141(d)(3) of the Bankruptcy Code, on and after the Confirmation Date, and subject to the Effective Date, the provisions of this Heber Reorganization Plan shall bind all present and former holders of a Claim against, or Equity Interest in, the applicable Heber Debtor and its respective successors, affiliates and assigns, whether or not the Claim or Equity Interest of such holder is Impaired under this Heber Reorganization Plan and whether or not such holder has filed a Proof of Claim or Equity Interest or accepted this Heber Reorganization Plan.

         11.5 Term of Injunctions or Stays. Unless otherwise provided herein, all injunctions or stays arising under section 105 or 362 of the Bankruptcy Code, any order entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date indicated in such order.

         11.6 Injunction Against Interference with Plan. Upon the entry of the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present and former employees, agents, officers, directors and principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of this Heber Reorganization Plan.

         11.7 Exculpation. Notwithstanding anything herein to the contrary, as of the Effective Date, none of (i) the Heber Debtors or Reorganized Heber Debtors or their respective officers, directors and employees, (ii) the Specified Personnel, (iii) the Committee and any subcommittee thereof, (iv) the Agent Banks, the DIP Agents and the related steering committee (v) the accountants, financial advisors, investment bankers, and attorneys for the Heber Debtors or Reorganized Heber Debtors, and (vi) the directors, officers, employees, partners, members, agents, representatives, accountants, financial advisors, investment bankers, attorneys or affiliates for any of the persons or entities described in (i), (iii), (iv), (v) or (vi) of this Section 11.7 shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of the Chapter 11 Cases; formulating, negotiating or implementing the Heber Reorganization Plan; the solicitation of acceptances of the Heber Reorganization Plan; the pursuit of confirmation of the Heber Reorganization Plan; the confirmation, consummation or administration of the Heber Reorganization Plan or the property to be distributed under the Heber Reorganization Plan, except for their gross negligence or willful misconduct, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Heber Reorganization Plan.

         11.8 Injunction. Upon the Effective Date with respect to the Heber Reorganization Plan and except as otherwise provided herein or in the Confirmation Order, all persons who have held, hold, or may hold Claims against or Equity Interests in the Heber Debtors, and all other parties in interest in the Chapter 11 Cases, along with their respective present or former employees, agents, officers, directors or principals, shall be permanently enjoined on and after the Effective Date from directly or indirectly (i) commencing or continuing in any manner any action or other proceeding of any kind to collect or recover any property on account of any such Claim or Equity Interest against any such Heber Debtor, Reorganized Heber Debtors, Person entitled to exculpation pursuant to Section 11.7 hereof or any of their assets, properties, successors in interest, affiliates or assigns, (ii) enforcing, attaching, collecting or recovering by any manner or means of any judgment, award, decree, or order to collect or recover any property on account of any such Claim or Equity Interest against any such Heber Debtor or Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns, (iii) creating, perfecting, or enforcing any encumbrance of any kind against any Heber Debtor or Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns on account of such Claim or Equity Interest, (iv) except for recoupment, asserting any right of setoff or subrogation of any kind against any obligation due any such Heber Debtor or Reorganized Heber Debtors or any of their successor in interests, affiliates or assigns or against the property or interests in property of any such Heber Debtor or Reorganized Heber Debtor on account of any such Claim or Equity Interest, (v) commencing or continuing any action against the Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns in any manner or forum in respect of such Claim or Equity Interest that does not comply or is inconsistent with the Heber Reorganization Plan, and
(vi) taking any actions to interfere with the implementation or consummation of this Heber Reorganization Plan; provided that nothing herein shall prohibit any holder of a Claim from prosecuting a properly completed and filed proof of claim in the Chapter 11 Cases. In no event shall the Reorganized Heber Debtors their assets, properties, successors in interest, affiliates or assigns have any liability or obligation for any Claim against or Equity Interest in any of the Heber Debtors arising prior to the Effective Date, other than in accordance with the provisions of this Heber Reorganization Plan. In addition, except as otherwise provided in this Heber Reorganization Plan or the Confirmation Order, on and after the Effective Date, any individual, firm, corporation, limited liability company, partnership, company, trust or other entity, including any successor of such entity, shall be permanently enjoined from commencing or continuing in any manner, any litigation against the Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns on account of or in respect of any of the Heber Debtors' prepetition liabilities or other liabilities satisfied pursuant to this Heber Reorganization Plan. By accepting Distributions pursuant to this Heber Reorganization Plan, each holder of an Allowed Claim or Allowed Equity Interest receiving Distributions pursuant to the Heber Reorganization Plan will be deemed to have specifically consented to the injunctions set forth herein.

         11.9 Release. As of the Effective Date and without prejudice to the Proposed Buyers' rights under the Purchase Agreement, the Heber Debtors, on behalf of themselves and their Estates, shall be deemed to release unconditionally all claims, obligations, suits, judgments, damages, rights, causes of action, and liabilities whatsoever, against any and all of the (i) Debtors, (ii) the Debtors' present or former officers, directors, employees, partners, members, advisors, attorneys, financial advisors, accountants, investment bankers and other professionals, (iii) the DIP Lenders and the DIP Agents and (iv) the Committee's members, advisors, attorneys, financial advisors, investment bankers, accountants and other professionals, in each case whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon actions taken with respect to any omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Reorganizing Debtors, the Liquidating Debtors, the Heber Debtors, the Chapter 11 Cases, the Reorganization Plan, the Liquidation Plan or the Heber Reorganization Plan.

                                   ARTICLE XII

                            RETENTION OF JURISDICTION

         12.1 Jurisdiction of Court. The Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and this Heber Reorganization Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following non-exclusive purposes:

                (a) to determine the allowance or classification of Claims and to hear and determine any objections thereto;

                (b) to hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases, and the allowance of any Claims resulting therefrom;

                (c) to determine any and all motions, adversary proceedings, applications, contested matters and other litigated matters in connection with the Chapter 11 Cases that may be pending in the Court on, or initiated after, the Effective Date;

                (d) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                (e) to issue such orders in aid of the execution, implementation and consummation of this Heber Reorganization Plan to the extent authorized by section 1142 of the Bankruptcy Code or otherwise;

                (f) to construe and take any action to enforce this Heber Reorganization Plan;

                (g) to reconcile any inconsistency in any order of the Court, including, without limitation, the Confirmation Order;

                (h) to modify the Heber Reorganization Plan pursuant to section 1127 of the Bankruptcy Code, or to remedy any apparent non-material defect or omission in this Heber Reorganization Plan, or to reconcile any non-material inconsistency in the Heber Reorganization Plan so as to carry out its intent and purposes;

                (i) to hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331, and 503(b) of the Bankruptcy Code;

                (j) to determine any other requests for payment of Priority Tax Claims, Priority Non-Tax Claims or Administrative Expense Claims;

                (k) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Heber Reorganization Plan;

                (l) to consider and act on the compromise and settlement or payment of any Claim against the Heber Debtors;

                (m) to recover all assets of Heber Debtors and property of the Estates, wherever located;

                (n) to determine all questions and disputes regarding title to the assets of the Heber Debtors or their Estates;

                (o) to issue injunctions, enter and implement other orders or to take such other actions as may be necessary or appropriate to restrain interference by any entity with the consummation, implementation or enforcement of the Heber Reorganization Plan or the Confirmation Order;

                (p) to remedy any breach or default occurring under this Heber Reorganization Plan;

                (q) to resolve and finally determine all disputes that may relate to, impact on or arise in connection with, this Heber Reorganization Plan;

                (r) to hear and determine matters concerning state, local, and federal taxes for any period of time, including, without limitation, pursuant to sections 346, 505, 1129 and 1146 of the Bankruptcy Code (including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns for any and all taxable periods ending after the Petition Date through, and including, the final Distribution
Date);

                (s) to determine such other matters and for such other purposes as may be provided in the Confirmation Order;

                (t) to hear any other matter consistent with the provisions of the Bankruptcy Code; and

                (u) to enter a final decree closing the Chapter 11 Cases.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         13.1 Deletion of Classes and Subclasses. Any class or subclass of Claims that does not contain as an element thereof an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 as of the date of the commencement of the Confirmation Hearing shall be deemed deleted from this Heber Reorganization Plan for purposes of voting to accept or reject this Heber Reorganization Plan and for purposes of determining acceptance or rejection of this Heber Reorganization Plan by such class or subclass under section 1129(a)(8) of the Bankruptcy Code.

         13.2 Effectuating Documents and Further Transactions. The chief executive officer of each of the Heber Debtors, or his or her designee, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases and other agreements or documents and take such actions on behalf of the Heber Debtors as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Heber Reorganization Plan, without any further action by or approval of the Board of Directors, as applicable, of the Heber Debtors.

         13.3 Payment of Statutory Fees. All United States Trustee Fees shall be paid by Covanta through the entry of a final decree closing these Chapter 11 Cases, unless relieved of this obligation by further order of the Court. Following the Confirmation Date, Covanta shall file with the Court and serve on the United States Trustee a quarterly disbursement report for each quarter, or portion thereof, until a final decree closing the chapter 11 cases has been entered, or the cases dismissed or converted to another chapter, in a format prescribed by and provided by the United States Trustee.

         13.4 Withdrawal or Modification of Plan. The Heber Debtors reserve the right, without prejudice to the Proposed Buyers' rights under the Purchase Agreement and in accordance with the Bankruptcy Code and the Bankruptcy Rules, to revoke, withdraw, amend or modify this Heber Reorganization Plan or to amend, modify or terminate the Purchase Agreement in accordance with its terms or the Purchase Agreement at any time prior to the entry of the Confirmation Order; provided that this Heber Reorganization Plan shall be in form and substance reasonably satisfactory to the Buyers. Additionally, the Heber Debtors reserve the right, without prejudice to the Proposed Buyers' rights under the Purchase Agreement in respect of confirmation of this Heber Reorganization Plan for all of the Debtors, to revoke, withdraw, amend or modify the Heber Reorganization Plan as it applies to any particular Heber Debtor. After the entry of the Confirmation Order, the Heber Debtors may, upon order of the Court, amend or modify this Heber Reorganization Plan or the Purchase Agreement, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in this Heber Reorganization Plan or the Purchase Agreement (without prejudice to the Proposed Buyers' rights under the Purchase Agreement), as applicable, in such manner as may be necessary to carry out the purpose and intent of this Heber Reorganization Plan. A holder of an Allowed Claim or Allowed Equity Interest that has accepted or is deemed to have accepted this Heber Reorganization Plan shall be deemed to have accepted this Heber Reorganization Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.

         13.5 Courts of Competent Jurisdiction. If the Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of this Heber Reorganization Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other Court having competent jurisdiction with respect to such matter.

         13.6 Exemption From Transfer Taxes. To the extent permitted under section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of securities under or in connection with the Heber Reorganization Plan, or the execution, delivery or recording of an instrument of transfer under or in connection with this Heber Reorganization Plan, or the revesting, transfer or sale of any real property of a Heber Debtor under or in connection with this Heber Reorganization Plan shall not be subject to any state or local law imposing stamp, transfer, mortgage recording or other similar tax. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument without requiring payment of any documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or similar tax.

         13.7 Rules of Construction. For purposes of this Heber Reorganization Plan, the following rules of interpretation apply:

                (a) The words "herein," "hereof," "hereto," "hereunder" and others of similar import refer to this Heber Reorganization Plan as a whole and not to any particular Section, subsection, or clause contained in this Heber Reorganization Plan;

                (b) Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter;

                (c) Any reference in this Heber Reorganization Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

                (d) Any reference in this Heber Reorganization Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented;

                (e) Unless otherwise specified, all references in this Heber Reorganization Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to this Heber Reorganization Plan;

                (f) Captions and headings to Articles and Sections are inserted for convenience of reference only are not intended to be a part of or to affect the interpretation of this Heber Reorganization Plan; and

                (g) Unless otherwise expressly provided, the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply to this Heber Reorganization Plan.

         13.8 Computation of Time. In computing any period of time prescribed or allowed by this Heber Reorganization Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006 shall apply.

         13.9 Successors and Assigns. The rights, benefits and obligations of any entity named or referred to in the Heber Reorganization Plan shall be bind on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

         13.10 Notices. Any notices to or requests of the Heber Debtors by parties in interest under or in connection with this Heber Reorganization Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:

                Covanta Energy Corporation
                c/o CLEARY GOTTLIEB STEEN & HAMLTON
                One Liberty Plaza
                New York, New York  10006

                Attn: Deborah M. Buell, Esq.
                      James L. Bromley, Esq.

                and

                Covanta Energy Corporation
                c/o JENNER & BLOCK, LLC
                One IBM Plaza
                Chicago, Illinois 60611-7603

                Attn: Vincent E. Lazar, Esq.


         13.11 Severability. If, prior to the Confirmation Date, any term or provision of this Heber Reorganization Plan is determined by the Court to be invalid, void or unenforceable, the Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted, without prejudice to the Proposed Buyers' rights under the Purchase Agreement. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Heber Reorganization Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding alteration or interpretation, without prejudice to the Proposed Buyers' rights under the Purchase Agreement. The Confirmation Order will constitute a judicial interpretation that each term and provision of this Heber Reorganization Plan, as it may have been altered or interpreted in accordance with the forgoing, is valid and enforceable pursuant to its terms. Additionally, if the Court determines that the Heber Reorganization Plan, as it applies to any particular Heber Debtor, is not confirmable pursuant to section 1129 of the Bankruptcy Code (and cannot be altered or interpreted in a way that makes it confirmable), such determination shall not limit or affect (a) the confirmability of the Heber Reorganization Plan as it applies to any other Heber Debtor or (b) the Heber Debtors' ability to modify the Heber Reorganization Plan, as it applies to any particular Heber Debtor, to satisfy the confirmation requirements of section 1129 of the Bankruptcy Code, without prejudice to the Proposed Buyers' rights under the Purchase Agreement.

         13.12 Governing Law. Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Heber Reorganization Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         13.13 Exhibits. All Exhibits to this Heber Reorganization Plan are incorporated into and are a part of this Heber Reorganization Plan as if set forth in full herein.

         13.14 Counterparts. This Heber Reorganization Plan may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

Dated:  October 3, 2003



                                             AMOR 14 CORPORATION



                                             By:  /s/ Scott G. Mackin
                                                  ------------------------------




                                             COVANTA SIGC ENERGY, INC.



                                             By:  /s/ Scott G. Mackin
                                                  ------------------------------



                                             COVANTA SIGC ENERGY II, INC.



                                             By:  /s/ Scott G. Mackin
                                                  ------------------------------



                                             HEBER FIELD COMPANY



                                             By:  /s/ Scott G. Mackin
                                                  ------------------------------



                                             HEBER GEOTHERMAL COMPANY



                                             By:  /s/ Scott G. Mackin
                                                  ------------------------------



                                             SECOND IMPERIAL GEOTHERMAL
                                             COMPANY, L.P.



                                             By:  /s/ Scott G. Mackin
                                                  ------------------------------

                                    Exhibit A

                          Case Numbers of Heber Debtors

1.  AMOR 14 Corporation (Case No. 02-40886-CB)

2.  Covanta SIGC Energy, Inc. (Case No. 02-40885-CB)

3.  Covanta SIGC Energy II, Inc. (Case No. 02-40884-CB)

4.  Heber Field Company (Case No. 02-40888-CB)

5.  Heber Geothermal Company (Case No. 02-40887-CB)

6.  Second Imperial Geothermal Company, L.P. (Case No. 02-40882-CB)

                                                              Exhibit B

                                                       Heber Debtor Contracts

------------------------------------------------------------------------------------------------------------------------------------
Covanta    Counterparty Name and Address       Type of Contract                                                        Cure Amount
Party
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Southern California Edison Company  Power Purchase Contract dated 4/16/1985, as amended (Amendment No. 1:             0
           Post Office Box 800                 10/23/1987; Amendment No. 2: 7/27/1990; Amendment No. 3: 11/24/1992)
           Rosemead, CA  91770
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     U.S. Trust Company of California,   Lease Agreement, dated as of September 1, 1993. Debtor is the lessee.             0
           N.A. 114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     U.S. Trust Company of California,   First Amended and Restated Escrow Agreement, dated as of September 1,     $4,512.50
           N.A.                                1993, as amended.  Morgan Guaranty is appointed escrow agent.  Debtor
           114 West 47th Street                and General Electric Corporation agreed to several adjustments in
           New York, NY  10036                 Letter Agreement dated September 8, 1997, as amended.

           Aircraft Services Corporation
           1600 Summer Street, 6th Floor
           Stamford, CT  06905

           General Electric Capital
           Corporation
           P.O. Box 8300
           Stamford, CT  06905

           US Bank
           100 Wall Street
           New York, NY  10005
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Walter J. Holtz                 Surface Rental Payments and Property Damages, date as of November 4,              0
           Mrs. Toni F. Holtz                  1993.  Debtor agrees to make payments during the lease, dated March 14,
           102 Ralph Road                      1986.
           Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Walter J. Holtz                 Certificate of Walter J. and Toni F. Holtz, dated August 25, 1993.                0
           Mrs. Toni F. Holtz
           102 Ralph Road
           Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Ms. Carol Love                      Surface Rental Payments and Property Damages, date as of November 4,              0
           2410 Gum Tree Lane                  1993.  Debtor agrees to make payments during the lease, dated March 14,
           Fallbrook, CA  92028                1986.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Ms. Carol Love                      Certificate of Carol Beyschlag Love, as Trustee under Beyschlag Real              0
           2410 Gum Tree Lane                  Property Trust, dated August 23, 1993.
           Fallbrook, CA  92028
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Larry D. Smith                  Surface Rental Payments and Property Damages, date as of November 4,              0
           Mrs. Marcella Smith                 1993. Debtor agrees to make payments during the
           29882 Platanus Dr.                  lease, dated March 14, 1986.
           Escondido, CA  92026
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Larry D. Smith                  Certificate of Larry D. and Marcella Smith, dated August 25, 1993.                0
           Mrs. Marcella Smith
           29882 Platanus Dr.
           Escondido, CA 92026
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Matthew J. LaBrucherie          Surface Rental Payments and Property Damages, date as of November 4,              0
           499 W. McCabe Road                  1993.  Debtor agrees to make payments during the lease, dated March 14,
           El Centro, CA  92243                1986.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Andrew L. Holtz, Executor for   Surface Rental Payments and Property Damages, date as of November 4,              0
           the estate of Joseph L. Holtz       1993.  Debtor agrees to make payments during the lease, dated March 14,
           34302 Starboard Lantern             1986.
           Dana Point, CA  92629
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Andrew L. Holtz, Executor for   Certificate of Andrew L. Holtz, as Executor of the Estate of Joseph L.            0
           the estate of Joseph L. Holtz       Holtz, dated August 13, 1993.
           34302 Starboard Lantern
           Dana Point, CA  92629
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Rowan Sokolowski                    Certificate of Clairemont Mesa Masonic Lodge No. 799 and of Rowan                 0
           2076 Emerald Street                 Sokolowski, individually and as successor-trustee under the Will of
           San Diego, CA  92109                Helen S. Fugate, deceased, dated August 6, 1993.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Walter J. Holtz                 Letter Agreement re:  Surface Rental Payments and Property Damages by             0
           Mrs. Toni F. Holtz                  and between SIGC and Walter J. Holtz and Toni F. Holtz, dated November
           102 Ralph Road                      4, 1993.
           Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Ms. Carol Love                      Letter Agreement re:  Surface Rental Payments and Property Damages by             0
           2410 Gum Tree Lane                  and between SIGC and Carol Love, dated November 4, 1993.
           Fallbrook, CA  92028
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Larry D. Smith                  Letter Agreement re:  Surface Rental Payments and Property Damages by             0
           Mrs. Marcella Smith                 and between SIGC and Larry D. Smith and Marcella Smith, dated November
           29882 Platanus Dr.                  4, 1993.
           Escondido, CA  92026
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Matthew J. LaBrucherie          Letter Agreement re:  Surface Rental Payments and Property Damages by             0
           499 W. McCabe Road                  and between SIGC and Matthew J. LaBrucherie, dated November 4, 1993.
           El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Timothy J. LaBrucherie              Letter Agreement re:  Surface Rental Payments and Property Damages by             0
           P.O. Box 1420                       and between SIGC and Timothy J. LaBrucherie and Mary K.
           El Centro, CA  92244                LaBrucherie,  dated November 4, 1993.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Mr. Andrew L. Holtz, Executor for   Letter Agreement re:  Surface Rental Payments and Property Damages by             0
           the estate of Joseph L. Holtz       and between SIGC and Andrew L. Holtz, Executor for the Estate of Joseph
           34302 Starboard Lantern             L. Holtz, dated November 4, 1993.
           Dana Point, CA  92629
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     General Electric Corporation        Letter Agreement relating to SIGC Lease Reserve Account dated as of               0
           120 Long Ridge Road                 September 8, 1997, as amended.
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Imperial Irrigation District        Plant Connection Agreement for the SIGC Power Plant, dated October 27,
           c/o General Manager                 1992.  The agreement provides for the interconnection of the Imperial   $255,316.30
           P.O. Box 937                        Irrigation District electrical system and Second Imperial Geothermal
           Imperial, CA  92251                 Company Power Plant.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Imperial Irrigation District        Transmission Services Agreement for Alternative Resources, dated
           c/o General Manager                 October 27, 1992.  Debtor is obligated to sell transmission service of     $144,656
           P.O. Box 937                        power from the Second Imperial Geothermal Company Power Plant to
           Imperial, CA  92251                 Imperial Irrigation District.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Imperial Irrigation District        Water Supply Agreement, dated October 27, 1992.  Imperial Irrigation
           c/o General Manager                 agrees to make water available to Debtor.                                   $46,903
           P.O. Box 937 Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     General Electric Capital            Construction Loan Agreement (between SIGC and GECC),  dated November              0
           Corporation                         24, 1992.
           120 Long Ridge Road
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company of California,     Escrow Agreement (among SIGC, US Trust, ASC, GECC, and Morgan Guaranty            0
           N.A.                                Trust Company of New York),  dated November 24, 1992.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           1600 Summer Street, 6th Floor
           Stamford, CT 06927

           General Electric Capital
           Corporation
           120 Long Ridge Road
            Stamford, CT 06927

           Morgan Guaranty Trust Company
           of New York
           120 Long Ridge Road
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Chicago Title Insurance Company     Construction Deed of Trust, Assignment of Rents, Security Agreement and           0
           4050 Calle Real                     Fixture Filing (among SIGC, Chicago Title Insurance Company, and GECC),
           Santa Barbara, CA 93110             dated November 17, 1992.

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Marubeni Corporation                Services Agreement (between SIGC and Marubeni Corporation), dated                 0
                                               November 24, 1992.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     TIC-The Industrial Company          Geothermal Power Project Turnkey Engineering, Procurement and                     0
           PO Box 774848                       Construction Contract (between SIGC and TIC-The Industrial Company),
           Steamboat Springs, CO 80477         dated November 25, 1992.
           Attn: Vice President/General
           Counsel
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company                    Contractor Consent to Assignment of Construction Contract (between                0
           114 West 47th Street                SIGC, US Trust Company, TIC-The Industrial Company, Aircraft Services
           New York, NY 10036                  Corporation and GECC), dated November 24, 1992.

           TIC-The Industrial Company
           PO Box 774848
           (40185 Routt County Road #129)
           Steamboat Springs, CO 80477

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Imperial Irrigation District        Consent Agreement (among Imperial Irrigation District, SICG, Aircraft,            0
           C/O General Manager                 GEEC and US Trust Company of California, N.A.), November 24, 1992.
           PO Box 937
           Imperial, CA 92251

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Imperial Irrigation District        Consent Agreement (among SIGC LP, IID, the Participants, US Trust                 0
           C/O General Manager                 Company of California), dated November 25, 1992.
           PO Box 937
           Imperial, CA 92251

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036

           Participants:
           Del Ranch, LP
           Desert Power Company
           Earth Energy, Inc.
           Elmore, LP
           Geo East Mesa Limited Partnership
           Heber Field Company
           Heber Geothermal Company
           Imperial Resource Recovery
           Associates, LP
           Leathers, LP
           Ormesa Geothermal
           Ormesa Geothermal II
           Vulcan/BN Geothermal Power Company
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Southern California Edison Company  Power Purchase Contract (between Southern California Edison Company and           0
           PO Box 800                          SIGC), dated April 16, 1985, as amended (Amendment No. 1:  10/23/1987;
           Rosemead, CA 91770                  Amendment No. 2:  7/27/1990;  Amendment No. 3:  11/24/1992)
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Southern California Edison Company  Agreement Addressing Renewable Energy Pricing and Payment Issues                  0
           PO Box 800                          (between SIGC LP and Southern California Edison Company), dated June
           Rosemead, CA 91770                  19, 2001.
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Southern California Edison Company  Consent to Assignment (among Southern California Edison Company and the           0
           PO Box 800                          Parties: SIGC LP, Aircraft, GECC, US Trust), dated November 24, 1992.
           Rosemead, CA 91770
           Attn: Secretary

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     General Electric Capital            Undertaking With Respect To Real Estate Post-Closing Matters (between             0
           1600 Summer Street                  Corporation SIGC LP and GEEC), dated November 24, 1992.
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company of California,     Letter Agreement - SIGC Lease Agreement dated September 1, 1993                   0
           N.A.                                (between SIGC and GECC), dated March 7, 2001.
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company of California,     Grant Deed (by SIGC in favor of US Trust), dated September 1, 1993.               0
           N.A. 114 West 47th Street New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company of California,     Geothermal Assignment (between SIGC LP and US Trust), dated September             0
           N.A.                                1, 1993.
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company of California,     Memorandum of Lease Agreement (between SIGC and US Trust), dated                  0
           N.A.                                September 1, 1993.
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Matthew J. LaBrucherie              Consent Agreement (LaBrucherie, acknowledged and agreed to by SIGC,               0
           499 W. McCabe Road                  ASC, US Trust, GECC), dated August 24, 1993.
           El Centro, CA  92243

           US Trust Company of California,
           N.A.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Chrisman B. Jackson                 First Amendment to Consent Agreement (by Chrisman B. Jackson as Lessor,           0
           P.O. Box 2736                       and acknowledged by SIGC, ASC, US Trust, and GECC), dated August 24,
           El Centro, CA 92243                 1993.

           US Trust Company of California,
           N.A.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Matthew J. LaBrucherie              Consent Agreement (by Matthew J. LaBrucherie, Owner, Timothy J.                   0
           499 W. McCabe Road                  LaBrucherie and Mary K. LaBrucherie, Lessor, The Hubbard Company, and
           El Centro, CA  92243                acknowledged and agreed to by SIGC, ASC, US Trust, GECC), dated August
                                               24, 1993.
           Timothy J. LaBrucherie
           P.O. Box 1420
           El Centro, CA  92244

           Mary K. LaBrucherie
           P.O. Box 1420
           El Centro, CA  92244

           The Hubbard Company
           P.O. Box 2962
           Sun Valley, ID 83353

           US Trust Company of California,
           N.A.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Timothy J. LaBrucherie              Consent Agreement (by Timothy J. LaBrucherie and Mary K. LaBrucherie,             0
           P.O. Box 1420                       as Owner, and acknowledged and agreed to by SIGC, ASC, US Trust, GECC),
           El Centro, CA  92244                dated August 24, 1993.

           Mary K. LaBrucherie
           P.O. Box 1420
           El Centro, CA  92244

           US Trust Company of California,
           N.A. 114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital Corporation
           1600 Summer Street
           Stamford, CT 06
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     US Trust Company of California,     Assignment of Certain Facility Contracts (by SIGC to US Trust), dated             0
           N.A.                                September 1, 1993.
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Marubeni American Corporation and   Agreement Among Marubeni American Corporation, Marubeni Corporation,              0
           Marubeni Corporation                ERC Environmental and Energy Services Co., Inc., Centennial Energy,
           650 California Street               Inc., and SIGC relating to Second Imperial Continental, Inc., dated
           San Francisco, CA 94108             June 14, 1989.

           Copy to:
           J. Sorton Jones, Esq.
           Graham & James
           One Maritime Plaza, 3rd Floor
           San Francisco, CA 94111

           ERC Environmental and Energy
           Services Co., Inc.
           3211 Jermantown Road
           Fairfax, VA 22030

           Copy to:
           Sharon G. Province
           General Counsel
           5510 Morehouse Drive
           San Diego, CA 92121
           and
           John H. Quinn, Jr.
           Quinn & Racusin Chartered
           1730 K Street, N.W., Suite 700
           Washington, D.C. 20006

           Centennial Energy, Inc.
           650 California Street, 22nd Floor
           San Francisco, CA 94108

           Copy to:
           Carl J. Stoney, Jr.
           Jackson, Tufts, Cole & Black
           650 California Street
           San Francisco, CA 94018
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Chevron Resources Co.               Letter Agreement (between SIGC and Chevron Resources Co.), dated August           0
           P.O. Box 5049                       12, 1987.
           San Ramon, CA 94583-0949
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     ORMESA, LLC                         Lease Agreement, dated October 30, 2002                                           0
           980 Greg St.
           Sparks, NV  89431-6039
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Amor 14 Corporation**               Buyout Agreement (among Amor 14 Corporation, Amor 14P Corporation, OESI           0
           4000 Kruse Way Place                Power Corporation, Second Imperial Continental, Inc., Centennial
           Lake Oswego, OR 97035               Energy, Inc., Geothermal, Inc., ERC International, Inc.), dated
                                               November 24, 1992.
           Amor 14P Corporation
           4000 Kruse Way Place
           Lake Oswego, OR 97035

           OESI Power Corporation
           4000 Kruse Way Place
           Lake Oswego, OR 97035

           Second Imperial Continental, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Centennial Energy, Inc.
           650 California Street, 22nd Floor
           San Francisco, CA 94108

           Geothermal, Inc.
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           ERC International, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Marubeni America Corporation        Amendment Agreement (among Marubeni America Corporation, Marubeni                 0
           650 California Street               Corporation, Centennial Energy, Inc., Ogden Environmental and Energy
           San Francisco, CA 94108             Services Co., Inc., Second Imperial Continental, Inc., Amor 14
                                               Corporation, SIGC GP and SIGC LP), dated November 24, 1992.
           Marubeni Corporation
           Centennial Energy, Inc.
           650 California Street, 22nd Floor
           San Francisco, CA 94108

           Ogden Environmental and Energy
           Services* Co., Inc.
           40 Lane Road
           Fairfield, NJ 07007-2615

           Second Imperial Continental, Inc.,
           343 Second Street, Suite N
           Los Altos, CA 94022

           Amor 14 Corporation**
           4000 Kruse Way Place
           Lake Oswego, OR 97035

           SIGC GP, a California general
           partnership
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Marubeni America Corporation        Subordination and Intercreditor Agreement (among Marubeni America                 0
           650 California Street               Corporation, Marubeni Corporation, DRAVO Constructors, Inc., GECC, US
           San Francisco, CA 94108             Trust Company of California, N.A., Aircraft Services Corporation,
                                               Second Imperial Continental, Inc., Amor 14 Corporation, and SIGC LP),
           Marubeni Corporation                dated November 24, 1992.
           450 Lexington Avenue
           New York, NY 10017

           DRAVO Constructions, Inc.
           One Oliver Plaza
           Pittsburgh, PA  15222

           General Electric Capital Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California,
           N.A.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           Second Imperial Continental, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Amor 14 Corporation**
           4000 Kruse Way Place
           Lake Oswego, OR 97035
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     OESI Construction Company           Consent Agreement (among OESI Construction Company, SIGC Partnership,             0
           Building One, Suite 255             Aircraft Services Corporation, GECC, and US Trust Company of
           4000 Kruse Way Place                California, N.A.), dated November 24, 1992.
           Lake Oswego, OR 97035

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California, N.A.
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     OESI Construction Company           Field Development Agreement (between SIGC LP and OESI Construction                0
           Building One, Suite 255             Company), dated November 24, 1992.
           4000 Kruse Way Place
           Lake Oswego, OR 97035
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     OESI Construction Company           Consent Agreement (among OESI Construction Company, SIGC Partnership,             0
           Building One, Suite 255             Aircraft Services Corporation, GECC, and US Trust Company of
           4000 Kruse Way Place                California), dated November 24, 1992.
           Lake Oswego, OR 97035

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Heber Field Company**               Consent Agreement (among Heber Field Company, SIGC Partnership,                   0
           4029 Ridge Top Road, Suite 200      Aircraft Services Corporation, GECC, and US Trust Company of
           Fairfax, VA 22030                   California), dated November 24, 1992.

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           General Electric Capital
           Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Heber Field Company**               Consent Agreement (among Heber Field Company, SIGC Partnership,                   0
           4029 Ridge Top Road, Suite 200      Aircraft Services Corporation, and US Trust Company of California),
           Fairfax, VA 22030                   November 24, 1992.

           Aircraft Services Corporation
           1600 Summer Street
           Stamford, CT 06927

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Heber Field Company**               Memorandum of Agreement (among Heber Field Company as Lessor, US Trust            0
           4029 Ridge Top Road, Suite 200      as Field Lessor, and SIGC LP as Lessee), dated November 17, 1992.
           Fairfax, VA 22030

           US Trust Company of California
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Heber Field Company**               Memorandum of Agreement (among Heber Field Company as Lessor, US Trust            0
           4029 Ridge Top Road, Suite 200      as Field Lessor, and SIGC LP as Lessee), dated November 17, 1992.
           Fairfax, VA  22030

           US Trust Company of California
           114 West 47th Street
           New York, NY  10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**     Andrew Holtz, as Executor of the    Letter Agreement from Jackson, Tufts, Cole & Black, dated April 8,                0
           Estate of Joseph L. Holtz, Toni     1993, approved by Andrew Holtz, as Executor of the Estate of Joseph L.
           F. Holtz and Walter J. Holtz Holtz, Toni F. Holtz and Walter J. Holtz (re: construction of underground
           34302 Starboard Lantern             electric cable).
           Dana Point, CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Marley Cooling Tower Company        Engineering , Procurement and Construction Agreement between Heber       $93,196.31
           7401 West 29th Street               Geothermal Company and Marley Cooling Tower Company.
           Overland Park, KS 66213
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Southern California Edison Company  Power Purchase and Sales Agreement, dated August 26, 1983, as amended.            0
           Post Office Box 800                 Debtor is the seller.
           Rosemead, CA  91770
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Southern California Edison Company  Agreement Addressing Renewable Energy Pricing and Payment Issues, dated           0
           Post Office Box 800                 June 15, 2001, as amended. Debtors rights and obligation as seller of
           Rosemead, CA 91770                  energy are addressed.
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Imperial Irrigation District        Plant Connection Agreement, dated July 31, 1985.  Debtor granted to       14,044.76
           P.O. Box 937                        Imperial District the right to enter the plant site for any reasonable
           Imperial, CA  92251                 purpose relating to the Plant Connection Agreement.
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Southern California Edison Company  Interconnection Agreement, dated August 12, 1985.  Edison agrees to               0
           Post Office Box 800                 engineer, design, construct, own, operate, and maintain the
           Rosemead, CA 91770                  interconnection facilities.
------------------------------------------------------------------------------------------------------------------------------------
HGC**      General Electric Capital            HGC Escrow Agreement, dated as of February 11, 2002.                              0
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           U.S. Trust National Association
           100 Wall Street, 16th Floor
           New York, NY 10005

           U.S. Trust National Association
           180 E. 5th St.
           St. Paul, MN 55101
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Imperial Irrigation District        Water Supply Agreement                                                    $8,602.50
           P.O. Box 937
           Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Imperial Irrigation District        Transmission Service Agreement                                          $173,136.00
           P.O. Box 937
           Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
HGC**      U.S. Trust Company of California    Geothermal Sales Agreement, dated December 18, 1991.                              0
           (Covanta took place of US Trust)
           114 West 47th Street
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Southern California Edison Company  Settlement Agreement and Amendment No. 2 to Power Purchase Contract               0
           P.O. Box 800                        between HGC and Southern California Edison Company.
           Rosemead, CA  91770
------------------------------------------------------------------------------------------------------------------------------------
HGC**      General Electric Capital            Second Amended and Restated Promissory Note, dated February 11, 2002.             0
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HGC**      General Electric Capital            Deed of Trust, Assignment of Rents, Security Agreement and Fixture                0
           Corporation                         Filing, dated March 31, 2001, as amended.
           120 Long Ridge Road
           Stamford, CT  06927

           Chicago Title Company (Trustee)
           388 Market Street, Suite 300
           San Francisco, CA  94111
------------------------------------------------------------------------------------------------------------------------------------
HGC**      U.S. Trust Company                  HGC Assumption Agreement, dated December 28, 1999.  This agreement was            0
           114 West 47th Street                superseded by an Agreement Relating to HGC and HFC dated December 20,
           New York, NY  10036                 2000 and amended February 11, 2002.

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HGC**      General Electric Capital            Release by Buyer, dated December 28, 1999.                                        0
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HGC**      Banc of America LLC as agent for    Escrow Agreement, dated December 6, 2001.                                         0
           Bank of America N.A.
           100 N. Tryon Street, 20th Floor
           NCI-007-20-61
           Charlotte, NC  28255-0001
------------------------------------------------------------------------------------------------------------------------------------
HGC**      General Electric Capital            HGC Purchase and Sale Agreement, dated December 17, 1999.  This                   0
           Corporation                         agreement was superseded by an Agreement Relating to HGC and HFC dated
           120 Long Ridge Road                 December 20, 2000, and amended February 11, 2002.
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HGC**      General Electric Capital            Agreement Relating to HGC and HFC, dated December 20, 2000, as amended            0
           Corporation                         February 11, 2002.  This agreement supersedes the HGC Purchase and Sale
           120 Long Ridge Road                 Agreement, dated December 17, 1999.  This agreement is also scheduled
           Stamford, CT  06927                 below as an agreement of HFC.

           Covanta Energy Corporation*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Power Equity Corporation,
           Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           ERC Energy, Inc.**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           ERC Energy II, Inc.**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Heber Loan Partners*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Heber Field Energy, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Heber Field Company**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Heber Field Energy II, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
HGC**      ERC Energy II, Inc.*                Assignment, Assumption, Consent & Release Agreement, dated June 1, 1999.          0
           4029 Ridge Top Road, Suite 200,
           Fairfax, VA  22030

           ERC Energy, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Imperial Power Services *
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Power Equity Corporation*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Centennnial Holding, Inc.
           343 Second Street, Ste. N
           Los Altos, CA  94022

           Centennial Energy, Inc.
           650 California Street, 22nd Floor
           San Francisco, CA  94108

           Centennial Geothermal, Inc.
           343 Second Street, Ste. N
           Los Altos, CA  94022

           U.S. Trust Company of New York
           114 West 47th Street
           New York, NY  10036

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           Aircraft Services Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HGC**      US Trust Company of California      Assignment of Easements and Seismic Permits, and Exhibit A thereto,  by           0
           114 West 47th Street                USTCC to HFC, dated December 27, 1999.
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
HGC**      US Trust Company of California      Assignment of Leases, and Exhibit A thereto, by USTCC to HFC, dated               0
           114 West 47th Street                December 27, 1999.
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
HGC**      US Trust Company of California      Assignment of Unit Agreement, and Exhibit A thereto, by USTCC to HFC,             0
           114 West 47th Street                dated December 27, 1999.
           New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            HFC Escrow Agreement, dated February 11, 2002.                                    0
           Corporation
           120 Long Ridge Road
           Stamford, CT 06927

           U.S. Bank Trust National Association
           100 Wall Street, 16th floor
           New York, NY 10005
           and
           U.S. Trust National Association
           180 E. 5th St.
           St. Paul, MN 55101
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Imperial Irrigation District        IID/HFC Letter Agreement dated June 28, 2000 (Power Purchase).           $20,210.73
           P.O. Box 937
           Imperial, CA 92251
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            Amended and Restated Promissory Note, dated December 20, 2000.                    0
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            Deed of Trust, Assignment of Rents, Security Agreement and Fixture                0
           Corporation                         Filing, dated March 31, 2001, as amended.
           120 Long Ridge Road
           Stamford, CT  06927

           Chicago Title Company (Trustee)
           388 Market Street, Suite 300
           San Francisco, CA  94111
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            Second Amended and Restated Promissory Note, dated February 11, 2002.             0
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**      US Trust Company of California      HFC Assumption Agreement, dated December 28, 1999.                                0
           114 West 47th Street
           New York, NY  10036

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            Release by Buyer, dated December 28, 1999.                                        0
           Corporation
           120 Long Ridge Road
           Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            HFC Purchase and Sale Agreement, dated December 17, 1999. This agreement
           Corporation                         was superseded by an Agreement Relating to HGC and HFC dated
           120 Long Ridge Road                 December 20, 2000, and amended February 11, 2002.
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Heber Geothermal Company**          Agreement Relating to HGC and HFC, dated December 20, 2000, as amended            0
           4029 Ridge Top Road                 February 11, 2002.  This agreement supersedes the HGC Purchase and Sale
           Suite 200                           Agreement, dated December 17, 1999.  This agreement is also scheduled
           Fairfax, VA 22030                   above as an agreement of HGC.

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           Covanta Energy Corporation*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Power Equity Corporation,
           Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           ERC Energy, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           ERC Energy II, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Heber Loan Partners*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Heber Field Energy, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Heber Field Company**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Heber Field Energy II, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Heber Field Company**               Unit Agreement, dated June 16, 1978.                                              0
           4029 Ridge Top Road
           Suite 200
           Fairfax, VA 22030

           Royalty Owners(1)
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Heber Field Company**               Unit Operating Agreement, dated July 1, 1984.                                     0
           4029 Ridge Top Road
           Suite 200
           Fairfax, VA 22030
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Heber Field Energy II, Inc.*        Heber Field Assignment, Assumption, Consent & Release Agreement, dated            0
           4029 Ridge Top Road, Suite 200      June 1, 1999.
           Fairfax, VA  22030

           Covanta Heber Field Energy, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Geothermal Operations, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Power Equity Corporation*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Centennial Field Company
           343 Second Street, Suite N
           Los Altos, CA  94022

           Centennial Holding, Inc.
           343 Second Street, Suite N
           Los Altos, CA  94022

           U.S. Trust Company of California
           114 West 47th Street
           New York, NY  10036

           Aircraft Services Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**      US Trust Company of California      Royalty Agreement among San Diego Gas and Electric Company, USTCC and             0
           114 West 47th Street                HFC, dated December 18, 1991.
           New York, NY  10036

           San Diego Gas and Electric Company
           8306 Century Park Ct.
           San Diego, CA  92123-1593
------------------------------------------------------------------------------------------------------------------------------------
HFC**      US Trust Company of California      Memorandum of Royalty Interest, and Exhibit A thereto, between San Diego          0
           114 West 47th Street                Gas and Electric Company, USTCC and HFC, dated December 18, 1991.
           New York, NY  10036

           San Diego Gas and Electric Company
           8306 Century Park Ct.
           San Diego, CA  92123-1593
------------------------------------------------------------------------------------------------------------------------------------
HFC**      San Diego Gas and Electric Company  Settlement Agreement between San Diego Gas and Electric and Union Oil   $88,701.52(2)
           8306 Century Park Ct.               Company of California, dated April 21, 1989.
           San Diego, CA  92123-1593

           Union Oil Company of California
           135 Main Street
           Brawley CA 92227
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Amendment and Assignment of Permit between E. and G. Corda             0
           California                          and Chevron Geothermal Company of California, dated November 22, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           E. and G. Corda
           1941 Pepper Drive
           El Centro CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Amendment and Assignment of Permit between T. and L.                   0
           California                          Terribilini and Chevron Geothermal Company of California,  dated November
           6001 Bollinger Canyon Road          22, 1991.
           San Ramon, CA 94583

           T. and L. Terribilini
           245 East Dealwood Road
           El Centro, CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Amendment and  Assignment of Permit between W, and E. Ferguson         0
           California                          and Chevron Geothermal Company of California, dated November 22, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           W. and E. Ferguson(3)
           P.O. Box 58
           El Centro CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Amendment and Assignment of Permit between E. Conn and                 0
           California                          Chevron Geothermal Company of California, dated November 23 , 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           E. Conn
           C/O Mr. David Conn
           644 West Main Road
           El Centro, CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Amendment and  Assignment of Permit  between P. McNeese and F.         0
           California                          Orraj and Chevron  Geothermal  Company of California,  dated November 23,
           6001 Bollinger Canyon Road          1991.
           San Ramon, CA 94583

           P. McNeese and F. Orraj
           670 East 32nd Street, Suite 1
           Yuma, AZ  85365
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Amendment and Assignment of Permit between H. Johnson and              0
           California                          Chevron Geothermal Company of California, dated November 25, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           H. Johnson
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Assignment  of Lease  between El Toro Land and Cattle  Company         0
           California                          and Chevron Geothermal Company of California, dated December 17, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           El Toro Land & Cattle Co.
           P.O. Box G
           Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Two Consents to Assignment of Lease  between T.  LaBrucherie  and Chevron         0
           California                          Geothermal Company of California, each dated December 17, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           T. LaBrucherie
           P.O. Box 1420
           El Centro, CA 92244
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to  Assignment  of Lease  between  Murdy Family Trust and Chevron         0
           California                          Geothermal Company of California, dated December 19, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           Murdy Family
           2241 Sacramento Street,  Apt. #3
           San Francisco, CA  94115
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Assignment of Lease between  Southern  Pacific  Transportation         0
           California                          Company and Chevron Geothermal Company of California,  dated December 19,
           6001 Bollinger Canyon Road          1991.
           San Ramon, CA 94583

           Southern Pacific Transportation
           Company
           P. O. Box 209711
           Houston, TX 77216-9711
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent  to  Assignment  of Lease  between  the  Nowlin  Partnership  and         0
           California                          Chevron Geothermal Company of California, dated December 21, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           Nowlin Partnership
           C/O PIT VII, Inc.
           6017 E. McKellips #104-46
           Mesa, AZ 85215
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to Assignment of Lease  between the Scaroni  Estate,  and Chevron         0
           California                          Geothermal Company of California, dated December 21, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           Scaroni Estate
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Consent to  Assignment of Lease between  Scaroni  Properties  and Chevron         0
           California                          Geothermal Company of California, dated December 21, 1991.
           6001 Bollinger Canyon Road
           San Ramon, CA 94583

           Scaroni Properties
           P.O. Box A
           Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron U.S.A. Inc.                 Heber  Geothermal  Unit Agreement  among Union Oil Company of California,         0
           6001 Bollinger Canyon Road          Chevron U.S.A.  Inc., and New Albion  Resources  Company,  dated June 16,
           San Ramon, CA 94583                 1978 (assigned to HFC by an Assignment of Unit Agreement,  dated December
                                               27, 1999).
           Union Oil Company of California
           135 Main Street
           Brawley, CA 92227

           New Albion Resources Company
------------------------------------------------------------------------------------------------------------------------------------
HFC**      Chevron Geothermal Company of       Unit  Operating  Agreement,  between Union Oil Company of California  and         0
           California                          Chevron  Geothermal  Company of California,  dated July 1, 1984 (assigned
           6001 Bollinger Canyon Road          to HFC by an Assignment of Unit Operating  Agreement,  dated December 26,
           San Ramon, CA 94583                 1991).

           Union Oil Company of California
           135 Main Street
           Brawley CA 92227
------------------------------------------------------------------------------------------------------------------------------------
HFC**      General Electric Capital            HFC Bill of Sale and Assignment among USTCC and GECC in favor of HFC,             0
           Corporation                         dated December 28, 1999.
           120 Long Ridge Road
           Stamford, CT  06927

           US Trust Company of California
           114 West 47th Street
           New York, NY  10036
------------------------------------------------------------------------------------------------------------------------------------
AMOR**     Amor 14P Corporation                Assignment, Assumption, Consent and Release Agreement dated December              0
           4029 Ridge Top Road, Suite 200      29, 1994.
           Fairfax, VA  22030

           OESI Power Corporation
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Second Imperial Continental, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Centennial Holding, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Covanta SIGC Geothermal
           Operations, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta SIGC Energy, Inc.**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta SIGC Energy II, Inc.**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Energy Americas, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           US Trust Company of California, N.A.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
AMOR**     Covanta SIGC Energy II, Inc.**      Limited Partnership Agreement of Second Imperial Geothermal Company, a            0
           4029 Ridge Top Road, Suite 200      California Limited Partnership, dated November 24, 1992.
           Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
AMOR**     Marubeni America Corporation        Subordination and Intercreditor Agreement dated November 24, 1992.                0
           650 California Street
           San Francisco, CA  94108

           Marubeni Corporation
           CPO BOX 595
           Tokyo 100-91 Japan

           DRAVO Constructors, Inc.
           One Oliver Plaza
           Pittsburgh, PA  15222

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           US Trust Company of California,
           N.A.
           114 West 47th Street
           New York, NY 10036

           Aircraft Services Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           Second Imperial Continental, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Second Imperial Geothermal Company**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
AMOR**     Second Imperial Geothermal          Participation Agreement, dated as of November 24, 1992, as amended.               0
           Company**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta SIGC Energy II, Inc.**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta SIGC Geothermal
           Operations, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           U.S. Trust Company of California,
           N.A.
           114 West 47th Street
           New York, NY  10036

           Aircraft Services Corporation
           120 Long Ridge Road
           Stamford, CT  06927

           General Electric Capital
           Corporation
           120 Long Ridge Road
           Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
AMOR**     DRAVO Corporation                   Assignment, Assumption and Amendment Agreement, dated November 15, 1992.          0
           One Oliver Plaza, Pittsburgh, PA
           15229

           DRAVO Constructions, Inc.
           One Oliver Plaza,
           Pittsburgh, PA 15229

           Centennial Energy, Inc.
           650 California Street, 22nd Floor
           San Francisco, CA 94108

           Centennial Geothermal, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           ERC International, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           ERC Energy, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Covanta Imperial Power Services,
           Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030

           Second Imperial Continental, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Second Imperial Geothermal Company**
           4029 Ridge Top Road, Suite 200
           Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
Covanta    Second Imperial Continental, Inc.   Agreement relating to SIGC (among Ogden SIGC Energy II., Inc., as                 0
SIGC       343 Second Street, Suite N          Buyer, and SICI, as Seller, and Ogden Power Corporation, and Centennial
Energy     Los Altos, CA 94022                 Holding, Inc.), dated December 29, 1994.
II**
           Covanta Energy Americas, Inc.*
           4029 Ridge Top Road, Suite 200
           Fairfax, VA 22030

           Centennial Holding, Inc.
           343 Second Street, Suite N
           Los Altos, CA 94022

           Copy to:
           Carol J. Stoney, Jr.
           Jackson, Tufts, Cole & Black
           31st Floor, 650 California Street
           San Francisco, CA 94108
------------------------------------------------------------------------------------------------------------------------------------
Covanta    Amor 14 Corporation**               Stock Purchase Agreement, dated  December 30, 1994.                               0
SIGC       4029 Ridge Top Road, Suite 200
Energy     Fairfax, VA 22030
II**
           OESI Power Corporation
           4029 Ridge Top Road, Suite 200
           Fairfax, VA 22030
------------------------------------------------------------------------------------------------------------------------------------



--------
1  Notified in their capacity as Royalty Lease holders or Surface Rental holders, as listed on Exhibit C.
2  This figure reflects the combined cure amount for this agreement and the Royalty Lease held by San Diego Gas and Electric listed on Exhibit C.
3  No current address is available for this counterparty.


 *  This entity will assume and assign this agreement.
 ** This entity will assume but not assign this agreement.

                                                         Exhibit C

                                                  Heber Debtor Contracts
                                            (Mineral Rights and Related Leases)

I. Counterparties Accepting Settlement Agreement

-------------------------------------------------------------------------------------------------------------------------
Covanta Party      Counterparty Name And Address                     Type of Contract                        Cure Amount
-------------------------------------------------------------------------------------------------------------------------
HFC                B & M Abatti, Trustees                            Royalty Lease                             $3,581.01
                   Abatti Family Trust
                   P.O. Box 466
                   El Centro, CA  92244
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Acosta                                       Royalty Lease                                $23.35
                   Lilia Acosta
                   P.O. Box 978
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Reynaldo L. Alvarez                               Royalty Lease                                $23.83
                   718 Giles Ave. C
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Cynthia Holtz Arredondo                           Royalty Lease                               $613.30
                   644 Cabernet Street
                   Los Banos, CA  93635
-------------------------------------------------------------------------------------------------------------------------
HFC                Refugio Avilez, Jr.                               Royalty Lease                                $19.45
                   Gloria Avilez
                   P.O. Box 281
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Bank Of America                                   Royalty Lease/Surface Rental              $1,648.98
                   L.F. Hulse Acct. # 08-5-07775-0
                   P.O. Box 840738
                   Dallas, TX 75284-0738
-------------------------------------------------------------------------------------------------------------------------
HFC                Emery Cecil Bell                                  Royalty Lease                                $15.56
                   Monte Rae Bell
                   1135 So. 19th Street
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Bernadettte A. Bellah                             Royalty Lease                               $613.30
                   13121 Buckingham Circle
                   Westminister, CA  92683
-------------------------------------------------------------------------------------------------------------------------
HFC                Julia E. Boxley                                   Royalty Lease                               $613.30
                   12132 Country Lane
                   Santa Ana, CA  92705
-------------------------------------------------------------------------------------------------------------------------
HFC                Fitzhugh L. Brewer                                Royalty Lease                             $5,543.86
                   2511 Heritage Way
                   Medford, OR  97504
-------------------------------------------------------------------------------------------------------------------------
HFC                Jean C. Browning, Trustee                         Royalty Lease                             $2,840.01
                   D.A. Gisler Trust
                   2415 Country Club Drive
                   Glendora, CA  91741
-------------------------------------------------------------------------------------------------------------------------
HFC                Jean C. Browning                                  Royalty Lease                             $2,840.01
                   2415 Country Club Drive
                   Glendora, CA  91741
-------------------------------------------------------------------------------------------------------------------------
HFC                Aurelio Castillo                                  Royalty Lease                                $50.54
                   901 Encinas
                   Gebiveva R. Castillo
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Catherine Croisette                               Royalty Lease                               $613.30
                   31061 Paseo Valencia
                   San Juan Capistrano, CA  92675
-------------------------------------------------------------------------------------------------------------------------
HFC                Sara Jackson Crosby                               Royalty Lease                             $5,102.48
                   In Care Of John D. Jackson
                   11558 Rolling Hills Drive
                   El Cajon, CA  92020
-------------------------------------------------------------------------------------------------------------------------
HFC                Janet Patricia Davila                             Royalty Lease                               $613.30
                   5938 Oakhill Drive
                   Santa Maria, CA  93455
-------------------------------------------------------------------------------------------------------------------------
HFC                Marian Lee Dobbelare                              Royalty Lease                             $3,190.20
                   233 Remington Loop
                   Danville, CA  94526
-------------------------------------------------------------------------------------------------------------------------
HFC                El Toro Land & Cattle Co.                         Royalty Lease/Surface Rental              $6,695.03
                   P.O. Box G
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Suzanne Enis                                      Royalty Lease/Surface Rental              $6,408.14
                   23642 Tampico Bay
                   Dana Point, CA  92629
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria H. Felix                                    Royalty Lease                                $11.66
                   P. O. Box 878
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose A. Garcia                                    Royalty Lease                                $23.35
                   Hermelinda Garcia
                   1073 Heber Ave.
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Luis F. Garcia                                    Royalty Lease                                $23.35
                   Diahna R. Garcia
                   P.O. Box 43
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Diahna Ruiz Garcia                                Royalty Lease
                   P. O. Box 43                                                                                   $70.00
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Marie L. Gisler Land Trust                        Royalty Lease                             $1,151.17
                   In Care Of James J. Fuchs, Cpa
                   1520 Nutmeg Place, Suite 105
                   Costa Mesa, CA  92626
-------------------------------------------------------------------------------------------------------------------------
HFC                Harry R. Gisler                                   Royalty Lease                             $1,151.17
                   In Care Of James J. Fuchs, Cpa
                   1520 Nutmeg Place, Suite 105
                   Costa Mesa, CA  92626
-------------------------------------------------------------------------------------------------------------------------
HFC                Harold Leroy Goff                                 Royalty Lease                                $35.01
                   Bulah Mae Goff
                   P.O. Box 155
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rafael C. Gonzales                                Royalty Lease                               $153.62
                   1057 Pitzer Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                M.S.Rice Charitable Remainder Trust               Royalty Lease                               $140.01
                   Dean W. Reynolds, Inc.
                   1225 Prospect Street
                   La Jolla, CA  92037
-------------------------------------------------------------------------------------------------------------------------
HFC                Donna B. Hawk                                     Royalty Lease                             $5,543.86
                   Russell J. Hawk
                   391 Golf View Drive
                   Medford, OR  97504
-------------------------------------------------------------------------------------------------------------------------
HFC                Heber Public Utility District                     Royalty Lease                               $847.98
                   P.O. Box H
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Mark Walter Hebert                                Royalty Lease                               $613.30
                   780 Hamilton Street Apt. #22
                   Costa Mesa, CA  92627
-------------------------------------------------------------------------------------------------------------------------
HFC                Paul Martin Hebert                                Royalty Lease                               $613.30
                   241 Walnut Street
                   Costa Mesa, CA  92627
-------------------------------------------------------------------------------------------------------------------------
HFC                J. C. Hill Trustee                                Royalty Lease                             $2,840.01
                   D. A. Gisler Trust
                   2317 N. Heliotrope Drive
                   Santa Ana, CA  92706
-------------------------------------------------------------------------------------------------------------------------
HFC                Joan C. Hill                                      Royalty Lease                             $2,840.01
                   2317 N. Heliotrope Drive
                   Santa Ana, CA  92706
-------------------------------------------------------------------------------------------------------------------------
HFC                Andrew L. Holtz, Jr.                              Royalty Lease                               $613.30
                   P.O. Box 725
                   San Juan Capistrano, CA  92693
-------------------------------------------------------------------------------------------------------------------------
HFC                Brian Edward Holtz                                Royalty Lease                               $613.30
                   588 Camino De La Aldea
                   Santa Barbara, CA  93111
-------------------------------------------------------------------------------------------------------------------------
HFC                Charles Alban Holtz                               Royalty Lease                               $613.30
                   661 Foothill Drive
                   Ontario, OR  97914-8333
-------------------------------------------------------------------------------------------------------------------------
HFC                Dennis Lee Holtz                                  Royalty Lease                               $613.30
                   757 N. Rancho Santiago
                   Orange, CA  92869
-------------------------------------------------------------------------------------------------------------------------
HFC                Edward Joseph Holtz                               Royalty Lease                               $613.30
                   9370 Circle R Drive
                   Escondido, CA  92026
-------------------------------------------------------------------------------------------------------------------------
HFC                Joseph Anthony Holtz                              Royalty Lease                               $613.30
                   1102 Via Conejo
                   Escondido, CA  92029
-------------------------------------------------------------------------------------------------------------------------
HFC                Stephen Holtz                                     Royalty Lease                             $3,416.16
                   104 E. Jasper Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Walter Holtz                                      Royalty Lease/Surface Rental             $28,395.67
                   Toni F. Holtz
                   102 Ralph Road
                   Imperial, CA  92251
-------------------------------------------------------------------------------------------------------------------------
HFC                C. E.,S.R. & L.W. Horton 1970 Trust               Royalty Lease                             $8,478.15
                   C.E. & D.W. Horton Co., Trustees
                   5515-3f Paseo Del Lago West
                   Laguna Hills, CA  92653
-------------------------------------------------------------------------------------------------------------------------
HFC                Thomas M. Hubbard                                 Royalty Lease                             $1,709.27
                   P. O. Box 3917
                   Salinas, CA 93912
-------------------------------------------------------------------------------------------------------------------------
HFC                Hubbard Prop Ltd. Partnership                     Royalty Lease                             $1,709.27
                   P. O. Box 2962
                   Sun Valley, ID  83353
-------------------------------------------------------------------------------------------------------------------------
HFC                John D. Jackson, Jr.                              Royalty Lease                             $7,813.18
                   11558 Rolling Hills Drive
                   El Cajon, CA  92020
-------------------------------------------------------------------------------------------------------------------------
HFC                M. A. & C. B. Jackson Trust                       Royalty Lease/Surface Rental             $18,200.88
                   Chrisman B. Jackson Trustee
                   P.O. Box 2736
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Edward Johnson                                    Royalty Lease/Surface Rental              $1,316.63
                   P. O. Box G
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Mary Johnson Testamentary Trust                   Royalty Lease/Surface Rental              $1,316.63
                   P. O. Box G
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Janet W. Kelly                                    Royalty Lease                                $89.50
                   9469 Plantation Way Lane
                   Germantown, TN   38139-5605
-------------------------------------------------------------------------------------------------------------------------
HFC                Kennedy's Market, Inc.                            Royalty Lease                                $38.88
                   P. O. Box 429
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Elizabeth G. Kircher,                             Royalty Lease                             $2,031.45
                   3024 E. Villa Rita
                   Phoenix, AZ   85032
-------------------------------------------------------------------------------------------------------------------------
HFC                Christine Marie Knirk                             Royalty Lease                               $613.30
                   200 Inssbrook  Lane
                   Burnsville, MN   55306
-------------------------------------------------------------------------------------------------------------------------
HFC                James K. Kurupas                                  Royalty Lease                             $1,055.88
                   Olivia Z. Kurupas
                   3310 Ranch Miguel Road
                   Jamul, CA  92035
-------------------------------------------------------------------------------------------------------------------------
HFC                Tom G. Kurupas                                    Royalty Lease/Surface Rental              $1,055.88
                   Eleanor B. Kurupas
                   1004 Clark Road
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                MAT, LLC                                          Royalty Lease/Surface Rental             $16,663.61
                   P.O. Box 1420
                   El Centro, CA  92244
-------------------------------------------------------------------------------------------------------------------------
HFC                Marie H. Labrucherie                              Royalty Lease                             $3,177.36
                   For Labrucherie Family Trust
                   P.O. Box 1150
                   Pine Valley, CA  91962
-------------------------------------------------------------------------------------------------------------------------
HFC                Beyschlag Real Property Trust                     Royalty Lease                            $22,579.93
                   Carol Beyschlag Love, Trustee
                   P.O. Box 675528
                   Rancho Santa Fe, CA 92067-5528
-------------------------------------------------------------------------------------------------------------------------
HFC                C. B. & R. R. Love                                Royalty Lease/Surface Rental             $19,103.08
                   RR Love Trustees  Trust 8-21-79
                   P.O. Box 675528
                   Rancho Santa Fe, CA 92067-5528
-------------------------------------------------------------------------------------------------------------------------
HFC                Marie Murdy Maltz                                 Royalty Lease                             $1,117.33
                   3753 Glacier Park Way
                   Elk Grove, CA  95758
-------------------------------------------------------------------------------------------------------------------------
HFC                Francisco L. Marquez                              Royalty Lease                                $27.23
                   Alicia G. Marquez
                   P.O. Box 374
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Estate Of Jean B. Davis                           Royalty Lease                             $3,190.59
                   2231 Bent Tree Lane
                   Mendota Hts., MN  55120
-------------------------------------------------------------------------------------------------------------------------
HFC                Catherine Ann Murdy, Trustee                      Royalty Lease                             $1,117.72
                   C.A. Murdy Living Trst-111798
                   6362 Colgate Avenue
                   Los Angeles, CA  90048
-------------------------------------------------------------------------------------------------------------------------
HFC                Susan Murdy                                       Royalty Lease                             $1,117.33
                   2241 Sacramento Street,  Apt. #3
                   San Francisco, CA  94115
-------------------------------------------------------------------------------------------------------------------------
HFC                New Jerusalem Ministry                            Royalty Lease                                $60.24
                   P.O. Box 911
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Barbara Diana Oldham                              Royalty Lease                               $613.30
                   2389 330th Street
                   Eddyville, IA   52553-9714
-------------------------------------------------------------------------------------------------------------------------
HFC                Margie E. Parks                                   Royalty Lease                               $229.45
                   745 Cerro Bonito Drive
                   San Marcos, CA  92069
-------------------------------------------------------------------------------------------------------------------------
HFC                Daniel Ramirez                                    Royalty Lease                                $23.35
                   Elva Ramirez
                   P.O. Box B
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Billy D. Ramsay                                   Royalty Lease                                $46.69
                   Georgia M. Ramsay
                   70 Crutchfield Lane
                   Paris, TN  38242-8576
-------------------------------------------------------------------------------------------------------------------------
HFC                Josephine Reed                                    Royalty Lease                                $11.66
                   P. O. Box 492
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Barbara M. Rood                                   Royalty Lease                               $326.66
                   1112 East Jasper Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Carol A. Saikhon                                  Royalty Lease                             $2,771.95
                   1203 Delesto Drive
                   Beverly Hills, CA  90210
-------------------------------------------------------------------------------------------------------------------------
HFC                Diane Saikhon                                     Royalty Lease                             $2,771.95
                   8456 Westway Drive
                   La Jolla, CA  92037
-------------------------------------------------------------------------------------------------------------------------
HFC                Jeffrey Saikhon                                   Royalty Lease                             $2,771.95
                   9031 Ashcroft Avenue
                   Los Angeles, CA  90048
-------------------------------------------------------------------------------------------------------------------------
HFC                Saikhon Family Trust                              Surface Rental                                    0
                   8526 El Paseo Grande
                   La Jolla, CA   92037
-------------------------------------------------------------------------------------------------------------------------
HFC                Nancy M. Saikhon                                  Royalty Lease                             $2,771.95
                   8564 El Paseo Grande
                   La Jolla, CA  92037
-------------------------------------------------------------------------------------------------------------------------
HFC                Francisco M. Salazar                              Royalty Lease                                $46.69
                   Emilia G. Salazar
                   1079 Pitzer Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Sandoval                                     Royalty Lease                                 $7.77
                   P. O. Box 217
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Scaroni Properties, Inc.                          Royalty Lease/Surface Rental             $10,029.92
                   P.O. Box A
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Edward C. Schumm                                  Royalty Lease                                $14.02
                   P.O. Box 197
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Signal Produce Co.                                Royalty Lease                               $101.13
                   P. O. Box 498
                   El Centro, CA  92244
-------------------------------------------------------------------------------------------------------------------------
HFC                William G. Simmons, Jr.                           Royalty Lease                             $4,122.43
                   Nikki Smith Simmons
                   681 Windmill Ranch Road
                   Olivenhain, CA  92024
-------------------------------------------------------------------------------------------------------------------------
HFC                Larry & Marcella Smith                            Surface Rental                                    0
                   29882 Platanus Dr.
                   Escondido, CA 92026
-------------------------------------------------------------------------------------------------------------------------
HFC                Rowan Sokolowski                                  Royalty Lease/Surface Rental              $4,116.58
                   2076 Emerald Street
                   San Diego, CA  92109
-------------------------------------------------------------------------------------------------------------------------
HFC                Helen S. Fugate Trust                             Royalty Lease(1)                          $4,116.58
                   Rowan Sokolowski, Trustee
                   2076 Emerald Street
                   San Diego, CA  92109
-------------------------------------------------------------------------------------------------------------------------
HFC                Claudine L. Steakley                              Royalty Lease/Surface Rental              $4,663.00
                   795 Mulberry Lane
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Infinity X. I. Thomson                            Royalty Lease/Surface Rental              $1,650.92
                   Victor J. Thomson Custodian
                   P.O. Box 7
                   Denton, MT 59430
-------------------------------------------------------------------------------------------------------------------------
HFC                Quasar Z. Q. Thomson                              Royalty Lease/Surface Rental              $1,650.92
                   Victor J. Thomson Custodian
                   P.O. Box 7 Denton, MT 59430
-------------------------------------------------------------------------------------------------------------------------
HFC                Victor J. Thomson                                 Royalty Lease/Surface Rental             $33,178.77
                   Victor J. Thomson Company
                   P.O. Box 7
                   Denton, MT 59430
-------------------------------------------------------------------------------------------------------------------------
HFC                W. J. & H.O. Thomson 1978 Trust                   Royalty Lease                            $23,536.66
                   W.J. Thomson Trustee
                   P.O. Box 729
                   Santa Ynez, CA 93460
-------------------------------------------------------------------------------------------------------------------------
HFC                Dorothy Torrence                                  Royalty Lease                             $1,121.07
                   P.O. Box 254
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Tania Rae Torrence                                Royalty Lease                               $270.62
                   P.O. Box 254
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Terry Jay Torrence                                Royalty Lease                               $270.62
                   P.O. Box 254
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Sherilee Torrence Von Werlhof                     Royalty Lease                               $270.62
                   P.O. Box 254
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Gene Wertheimer                                   Royalty Lease                                $89.49
                   17801 Hunt Lake Trail
                   Fairbault, MN  55021
-------------------------------------------------------------------------------------------------------------------------
HFC                Pauline Williams                                  Royalty Lease                                $89.44
                   P.O. Box 752
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Daniel Zavala                                     Royalty Lease                               $153.62
                   Hermelinda Cuella De Zavala
                   1057 Pitzer Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Yahaida Linet Zaragoza                            Royalty Lease                                $19.45
                   P. O. Box 571
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------

(1) Surface Rental transferred to Paul Marsh Pitman Jr. Only pre-petition Royalty Lease payments are payable to the
    Helen S. Fugate Trust; post-petition Royalty Lease payments are payable to Paul Marsh Pitman Jr.


II. Counterparties not Accepting Settlement Agreement
-------------------------------------------------------------------------------------------------------------------------
Covanta Party      Counterparty Name And Address                     Type of Contract                        Cure Amount
-------------------------------------------------------------------------------------------------------------------------
HFC                Tony Abatti                                       Royalty Lease                               $344.33
                   Ninfa Abatti
                   745 W. Ross
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Jeanne Marie Abrams                               Royalty Lease                               $613.30
                   13511 North Shady Slope Road
                   Spokane, WA  99208
-------------------------------------------------------------------------------------------------------------------------
HFC                Salvador M. Acevedo                               Royalty Lease                                $11.66
                   Eloisa M. Acevedo
                   2498 Vine Street
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Alderete                                     Royalty Lease                                 $7.77
                   Consuelo M. Alderete
                   P.O. Box 168
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Alderete, Jr.                                Royalty Lease                                 $7.77
                   P. O. Box 168
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Lorena Alvarado                                   Royalty Lease                                $15.56
                   P. O. Box 172
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria O. Amarillas                                Royalty Lease                                $15.56
                   P. O. Box 185
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Anderson Properties, Llc                          Royalty Lease                             $3,329.06
                   5715 Baltimore Drive #4
                   La Mesa, CA  91942
-------------------------------------------------------------------------------------------------------------------------
HFC                Luis Antonio Andrade                              Royalty Lease                                $35.01
                   P.O. Box 182
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Genaro P. Arreguin                                Royalty Lease                                $11.66
                   2389 Lichens Road
                   Montague, CA  96064
-------------------------------------------------------------------------------------------------------------------------
HFC                Manuel L. Avila                                   Royalty Lease                                $15.56
                   Oralia Avila
                   P. O. Box 207
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Susana Pena Avila                                 Royalty Lease                                     0
                   Fulgencio Avila
                   P. O. Box 694
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Diana Ballesteros                                 Royalty Lease                                $15.56
                   19007 Grand Twenty
                   Eagle River, AK   99577
-------------------------------------------------------------------------------------------------------------------------
HFC                Rolando Beltran                                   Royalty Lease                                $19.45
                   Rosa Beltran
                   P.O. Box 284
                   Heber, CA  92249
                   (760) 352-6325
-------------------------------------------------------------------------------------------------------------------------
HFC                Mary Ann Blazek                                   Royalty Lease                               $613.30
                   In Care Of Michael Blazek
                   3351 Nevada Avenue
                   Costa Mesa, CA  92626
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramon Bonesi                                      Royalty Lease                                 $7.77
                   P. O. Box 407
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Alejos Borjon                                     Royalty Lease                               $151.67
                   Carmen Borjon
                   55 E. 10th Street
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Esperanza Borjon                                  Royalty Lease                                $31.13
                   1041 Pitzer Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Domingo Borjon                               Royalty Lease                                $31.13
                   Maria Lourdes & Aurora Borjon
                   55e. 10th Street
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Dennis D. Bradshaw                                Royalty Lease                               $131.00
                   Carroll S. Bradshaw
                   1704 Sandalwood
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Ernesto Brambila                                  Royalty Lease                                $23.35
                   P.O. Box 5051
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Briseno                                      Royalty Lease                                $15.56
                   P. O. Box 305
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Lourdes Burgos                                    Royalty Lease                                $14.44
                   1212 E. Calle De Oro
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Camargo                                      Royalty Lease                                $17.08
                   Olga M. De Camargo
                   179 Main Street
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Felipe M. Cardenas                                Royalty Lease                                     0
                   Martha Ofelia C. Cardenas
                   1001 North Main St.  Space #161
                   Las Vegas, NV  89101
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose R. Cardenas                                  Royalty Lease                                $15.56
                   Teodora R. Cardenas
                   P.O. Box 308
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Curtis Corda Conservator                          Surface Rental                                    0
                   Corda Family Trust
                   1941 Pepper Drive
                   El Centro, CA 92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Antonio Ceballos                                  Royalty Lease                                $15.56
                   Lilia Ceballos
                   P.O. Box 95
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Elvira Celaya                                     Royalty Lease                                $38.88
                   P. O. Box 128
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramon Cervantes                                   Royalty Lease                                $27.23
                   Artemisa Cervantes
                   P.O. Box 348
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Amparo Chavez                                     Royalty Lease                                 $5.84
                   P. O. Box 161
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan V. Chavez                                    Royalty Lease                                $51.51
                   P. O. Box 642
                   Calipatria, CA  92233
-------------------------------------------------------------------------------------------------------------------------
HFC                Alice Adrienne Ferrell Compton                    Royalty Lease/Surface Rental              $7,209.05
                   P.O. Box 1351
                   La Mesa, CA  91944
-------------------------------------------------------------------------------------------------------------------------
HFC                Josefina M. Conner                                Royalty Lease                                $93.33
                   P.O. Box 171
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Enriqueta Contreras                               Royalty Lease                                 $7.77
                   Terry C. Bauer
                   P.O. Box 87
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Abraham Cortes(2)                                 Royalty Lease                                $23.35
                   Yolanda Cortes
                   P.O. Box 716
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Melchor Cota                                      Royalty Lease                                $23.71
                   Rosalinda Cota
                   P.O. Box 620
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Albert Alfred Cowan                               Royalty Lease                                     0
                   Mary Agipina Cowan
                   P.O. Box 42
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Frank G. Cruz                                     Royalty Lease                                $15.56
                   Anita A. Cruz
                   867 Stacey
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Eleanor Davis                                     Royalty Lease                               $456.95
                   P.O. Box 3958
                   Sparks, NY 89432
-------------------------------------------------------------------------------------------------------------------------
HFC                Ernestina D. De Anda                              Royalty Lease                                $15.56
                   J.A., and C.E. De Anda
                   P.O. Box 131
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Francisco Javier Delgadillo                       Royalty Lease                                $15.56
                   Raul Miguel Delgadillo
                   P.O. Box 186
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Desert Real Estate Investors                      Royalty Lease                             $3,348.50
                   In Care Of Patrick Hashem
                   123 E. First Street
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Genaro Zamora Diaz                                Royalty Lease                                $15.56
                   Carmen Diaz
                   8444 2nd Street
                   Paramount, CA  90723
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Diaz                                         Royalty Lease                                $15.56
                   Maria Diaz
                   P.O. Box 979
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose N. Diaz                                      Royalty Lease                                $12.44
                   P.O. Box 357
                   Lamberta S. Diaz
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Manuel Diaz                                       Royalty Lease                                $34.61
                   Ofelia Diaz
                   187 Gill Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Isabel R. Dominguez                               Royalty Lease                                $11.66
                   P. O. Box 114
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Lydia I. Dyer                                     Royalty Lease                                $27.23
                   P.O. Box 114
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Guillermo F. Escareno                             Royalty Lease                                     0
                   Rachel Escareno
                   P.O. Box 450
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Gregoria Lopez Estrada                            Royalty Lease                                 $3.89
                   735 Orange Avenue
                   Holtville, CA  92250
-------------------------------------------------------------------------------------------------------------------------
HFC                Leopoldo Estrada                                  Royalty Lease                                $31.13
                   Teresa Estrada
                   P.O. Box 239
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Pauline Evangelist                                Royalty Lease/Surface Rental              $2,047.99
                   1571 Aurora Drive
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Julieta Ann Evans                                 Royalty Lease                                $89.50
                   P. O. Box 14375
                   Torrance, CA 90503-8375
-------------------------------------------------------------------------------------------------------------------------
HFC                Clarence Fairchild                                Royalty Lease                                $38.88
                   Marjorie D. Fairchild
                   2071 Buckman Spr. Road
                   Campo, CA  92006
-------------------------------------------------------------------------------------------------------------------------
HFC                Joaquin G. Fernandez                              Royalty Lease                                $22.77
                   175 E. Main Street
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rosa Fernandez                                    Royalty Lease                                $11.66
                   P.O. Box 64
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                James Gordon Ferrell                              Royalty Lease/Surface Rental              $7,209.05
                   1169 Rainbow Avenue
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Luman Grover Ferrell, Trust                       Royalty Lease/Surface Rental              $5,160.42
                   2251 Sandalwood Drive
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Gary Flores                                       Royalty Lease                                $27.23
                   Isabel Flores
                   P.O. Box 210
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Mildred Flores                                    Royalty Lease                                $15.56
                   P. O. Box 174
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Richard H. Flowers                                Royalty Lease                                $22.77
                   195 East Main Street
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Avery D. Franklin                                 Royalty Lease                                $27.23
                   Suetta Franklin
                   2031 Elm Avenue
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Eugene Francis Frazier, Sr.                       Royalty Lease                                $11.66
                   Virginia Frazier
                   P.O. Box 98
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan R. Galindo                                   Royalty Lease                                $15.56
                   Guadalupe Galindo
                   P.O. Box 89
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                David Gonzalez Garcia                             Royalty Lease                                $58.34
                   Theresa Garcia
                   P.O. Box 47
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Estela Ponce Garcia                               Royalty Lease                                $11.66
                   P. O. Box 490
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Herminio Garcia                                   Royalty Lease                                $11.66
                   Esperanza M. Garcia
                   P.O. Box 57
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Gonzalez Garcia                              Royalty Lease                                 $7.78
                   Acela C. De Gonzalez
                   P.O. Box 334
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rosa Garcia                                       Royalty Lease                                 $3.89
                   P.O. Box 537
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Albert C. Gastelum                                Royalty Lease                                $15.56
                   Dolores Gastelum
                   P.O. Box 338
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                P. & M. Shaefer & D. & R. Gibson                  Surface Rental                                    0
                   P.O. Box 1539
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                J. G. Gilbert                                     Royalty Lease                                $19.45
                   2305 St. Francis Street
                   Sulphur, LA   70663
-------------------------------------------------------------------------------------------------------------------------
HFC                Kenneth E. Glesne                                 Royalty Lease                                $23.35
                   Ellaine P. Glesne-Trustees
                   18616 North 99th Ave., Apt. 1012
                   Sun City, AZ   85373-1443
-------------------------------------------------------------------------------------------------------------------------
HFC                Diana Luisa Godinez                               Royalty Lease                                $42.66
                   2141 Parnell Way
                   Altadena, CA  91001
-------------------------------------------------------------------------------------------------------------------------
HFC                Ignacio C. Gomez                                  Royalty Lease                                $15.56
                   Valeria Gomez
                   P.O. Box 385
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Raul P. Gomez                                     Royalty Lease                                $27.23
                   Isabel P. Gomez
                   1925 Hamilton Avenue
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Ascencion Gonzalez                                Royalty Lease                                $26.45
                   P.O. Box 288
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Raul Gonzalez                                     Royalty Lease                                $23.35
                   Leticia Moreno Gonzales
                   688 Sandoval Lane
                   El Centro, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Louise Marie Green                                Royalty Lease                               $613.30
                   534 West Laveta
                   Orange, CA  92868
-------------------------------------------------------------------------------------------------------------------------
HFC                Asencion Gutierrez                                Royalty Lease                                 $3.89
                   Alejandrina De Gutierrez
                   P.O. Box 138
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Donald Joseph Hebert                              Royalty Lease                               $613.30
                   241 Walnut Street
                   Costa Mesa, CA  92627
-------------------------------------------------------------------------------------------------------------------------
HFC                Heber School District                             Royalty Lease                             $1,497.30
                   1052 Heber Avenue
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria A. Hernandez                                Royalty Lease                                 $5.84
                   P.O. Box 129
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Refugio Cruz Hernandez                            Royalty Lease                                $31.87
                   1856 W. Adams, Space #1
                   El Centro, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Merced Herrera                               Royalty Lease                                $23.35
                   Juanita G. Herrera
                   3924 Vista Grande Drive
                   San Diego, CA  92115-6734
-------------------------------------------------------------------------------------------------------------------------
HFC                Oscar S. Hester, Jr.                              Royalty Lease                                $15.56
                   S.J. Hester
                   1597 West Evan Hewes Hwy.
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Estate Of Nelma L. Hester                         Royalty Lease                                     0
                   Ronald J. Hester, Executor
                   520 Pepper Drive
                   El Cajon, CA  92021-1024
-------------------------------------------------------------------------------------------------------------------------
HFC                Luther B. Hester                                  Royalty Lease                               $424.18
                   Helen L. Hester
                   P.O. Box 253
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Dolores C. Hinds                                  Royalty Lease                                     0
                   1068 Calma Drive
                   Chula Vista, CA  92010-6609
-------------------------------------------------------------------------------------------------------------------------
HFC                Ricardo C. Holguin                                Royalty Lease                                $11.66
                   C. Holguin, S. Holguin, M. Holguin
                   P.O. Box 330
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Peter Henry Holtz                                 Royalty Lease                               $613.30
                   17578 Friends Road
                   Caldwell, ID   83605
-------------------------------------------------------------------------------------------------------------------------
HFC                Thomas Andrew Holtz                               Royalty Lease                               $613.30
                   P.O. Box 3543
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Vincent Louis Holtz                               Royalty Lease                               $613.30
                   18752 Symms Road
                   Caldwell, ID   83605
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Huertero                                     Royalty Lease                                $3.89
                   Maria Huertero
                   P.O. Box 294
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rose Ann Hurst                                    Royalty Lease                               $350.00
                   687 West Carob Place
                   Chandler, AZ   85248-4418
-------------------------------------------------------------------------------------------------------------------------
HFC                County Of Imperial                                Royalty Lease                             $1,940.62
                   Department Of Public Works
                   155 South 11th Street
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                County Of Imperial                                Royalty Lease                                $14.38
                   Randy Rister, Director
                   1002 State Street
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Imperial Irrigation District                      Royalty Lease                               $847.82
                   P. O. Box 937
                   Imperial, CA  92251
-------------------------------------------------------------------------------------------------------------------------
HFC                Imperial Thermal Products                         Royalty Lease                                     0
                   Mr. R. Yurkovich
                   100 North Riverside Plaza
                   Chicago, IL   60606-1596
-------------------------------------------------------------------------------------------------------------------------
HFC                The Irvine Company                                Royalty Lease                                     0
                   P.O. Box C19512
                   Irvine, CA  92713
-------------------------------------------------------------------------------------------------------------------------
HFC                Michael L. Irvin                                  Royalty Lease                               $338.35
                   P.O. Box 150801 E.
                   Ely, NY 89315-0801
-------------------------------------------------------------------------------------------------------------------------
HFC                Anne Loretta Jacobs                               Royalty Lease                               $613.30
                   44957 Jacobs Road
                   Baker City, OR   97814
-------------------------------------------------------------------------------------------------------------------------
HFC                Rosalva Villareal Jauregui(3)                     Royalty Lease                                $15.56
                   P.O. Box 363
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Atanacio Lopez Jimenez                            Royalty Lease                                 $3.89
                   P.O. Box 69
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Francisco Javier Jimenez                          Royalty Lease                                $13.69
                   Isabel Cristina Jimenez
                   P.O. Box 499
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Alicia Khan                                       Royalty Lease                                $22.03
                   1877 Santa Rosa Road
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                John R. Lemon                                     Royalty Lease                                $61.84
                   Diane M. Lemon
                   175 East Cole Road
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Robert M. Lemon                                   Royalty Lease                               $674.45
                   Mary Lemon
                   175 East Cole Road
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Elida Chapa Leyva                                 Royalty Lease                                $15.56
                   P.O. Box 313
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Diego C. Lopez                                    Royalty Lease                                $15.56
                   Maria C. Lopez
                   P.O. Box 328
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ernesto Lopez Sr.                                 Royalty Lease                                $40.77
                   Jeannette M. Lopez
                   176 Gill Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Francisco V. Lopez                                Royalty Lease                                $19.45
                   Rosa P. Lopez
                   632 Mc Kinley
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Lopez                                        Royalty Lease                               $155.59
                   Rosa Lopez
                   P.O. Box 846
                   El Centro, CA  92244
-------------------------------------------------------------------------------------------------------------------------
HFC                Rosalio Lopez                                     Royalty Lease                                $19.45
                   Nemcia C. Lopez
                   P.O. Box 55
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Salvador Lopez                                    Royalty Lease                                $20.58
                   P.O. Box 322
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Arturo R. Luna                                    Royalty Lease                                 $3.89
                   Refugio V. Luna
                   P.O. Box 314
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Alfonso Luquin                                    Royalty Lease                                $23.35
                   Monica Solorio
                   P.O. Box 696
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Adelaida Macias                                   Royalty Lease                                     0
                   C/O The Bartlett Center
                   600 E. Washington Avenue
                   Santa Ana, CA  92701
-------------------------------------------------------------------------------------------------------------------------
HFC                Rosa L. Maldonado                                 Royalty Lease                                $21.01
                   P.O. Box 1000
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Encarnacion Manzano                               Royalty Lease                                $15.56
                   C. Manzano, Refugio Manzano
                   P.O. Box 80
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Antonio Martinez                                  Royalty Lease                                 $3.89
                   Gloria Martinez
                   P.O. Box 612
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Consuelo C. Martinez                              Royalty Lease                               $493.91
                   3430 Cecelia Jo. Road
                   Ramona, CA  92065
-------------------------------------------------------------------------------------------------------------------------
HFC                Genaro H. Martinez                                Royalty Lease                                 $7.77
                   Refugio Martinez
                   P.O. Box 680
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Harry Martinez                                    Royalty Lease                                $11.66
                   P.O. Box 234
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Margarita K. Martinez                             Royalty Lease                                $35.01
                   P.O. Box 462
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rose Matus                                        Royalty Lease                                $27.23
                   P. O. Box 135
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ralph M. McMillan                                 Royalty Lease                                $31.13
                   Ray Gene McMillan
                   2330 Lake Morena Drive
                   Campo, CA  92006
-------------------------------------------------------------------------------------------------------------------------
HFC                Frank Orraj & Pilar McNeece                       Surface Rental                                    0
                   670 East 32nd Street, Suite 1
                   Yuma, AZ  85365
-------------------------------------------------------------------------------------------------------------------------
HFC                Luz Maria Simon Medina                            Royalty Lease                                $11.66
                   P. O. Box 368
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria Ester Mejia Mejio                           Royalty Lease                                $35.01
                   P. O. Box 1044
                   King City, CA  93930
-------------------------------------------------------------------------------------------------------------------------
HFC                Porfirio Mendez                                   Royalty Lease                               $151.66
                   M.A, M, P.Jr, R, P, G, J, & A Mendez
                   P.O. Box 355
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Minerals Management Service                       Royalty Lease                               $132.22
                   Rmp-Solid Minerals Section
                   P.O. Box 5810 T.A. Ca-9062
                   Denver, CO  80217-5810
-------------------------------------------------------------------------------------------------------------------------
HFC                Edward Miranda                                    Royalty Lease                                $15.56
                   P.O. Box 29
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Frank S. Monreal                                  Royalty Lease                                $62.21
                   P. O. Box 420
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jorge Garcia Montes                               Royalty Lease                                $15.56
                   Guillermina Montes
                   P.O. Box 530
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria Gutierrez Montes                            Royalty Lease                                 $7.20
                   P. O. Box 34
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Gorgonio Moreno                                   Royalty Lease                                 $3.89
                   Altagracia C. Moreno
                   P.O. Box 508
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Bob Morrison                                      Royalty Lease                                $57.34
                   Vina Louise Morrison
                   P.O. Box 234
                   Richland, OR   97870
-------------------------------------------------------------------------------------------------------------------------
HFC                Doris A. Mullins                                  Royalty Lease                             $3,190.20
                   1533 9th Avenue E
                   Gooding, ID   83330-6164
-------------------------------------------------------------------------------------------------------------------------
HFC                Martina Mullins                                   Royalty Lease                                     0
                   P. O. Box 35
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Helen Munson                                      Royalty Lease                               $456.95
                   1134 Glendora Avenue
                   Covina, CA  91724-1504
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Manuel Murillo                               Royalty Lease                                $19.45
                   P. O. Box 282
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Baldomero C. Navarro                              Royalty Lease                                $19.45
                   P.O. Box 413 19.45 Guadalupe Paez Navarro
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesus Navarro                                     Royalty Lease                                $15.56
                   P.O. Box 834 15.56 Sonia Navarro
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Altagracia Aguirre Nieblas                        Royalty Lease                                $23.34
                   P.O. Box 129
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Nowlin Partnership                                Royalty Lease/Surface Rental             $23,329.54
                   C/O PIT VII. Inc.
                   6017 E. McKellips #104-46
                   Mesa AZ 85215
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesus A. Nunez                                    Royalty Lease                                $11.66
                   P.O. Box 681
                   Maria Elena Nunez
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Roberto Ochoa                                     Royalty Lease                                     0
                   P.O. Box 401
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Robert & Phyllis O'Dell                           Royalty Lease/Surface Rental              $7,460.94
                   530 W. McCabe Road
                   El Centro, CA 92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Fernando E. Olague                                Royalty Lease                                $19.45
                   David P. & Ruth Olague
                   P.O. Box 931
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Robert Olague                                     Royalty Lease                                $11.66
                   Delia Olague
                   P.O. Box 74
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Joe F. Olvera                                     Royalty Lease                                $23.35
                   Maria V. Olvera
                   P.O. Box 65
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Enrique Ortiz                                     Royalty Lease                                     0
                   Petra Ortiz
                   P.O. Box 302
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesus R. Ortiz                                    Royalty Lease                                $11.66
                   Carmen Mendez Ortiz
                   P.O. Box 516
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Inez Catherine Osborne                            Royalty Lease                             $1,575.07
                   P.O. Box 874
                   El Centro, CA 92244-0074
-------------------------------------------------------------------------------------------------------------------------
HFC                Joshua Michael Oxman                              Royalty Lease                               $623.71
                   In Care Of Linda Beth Oxman
                   2166 Arbor Circle
                   Brea, CA  92621
-------------------------------------------------------------------------------------------------------------------------
HFC                Zachary William Oxman                             Royalty Lease                               $623.71
                   2 Enterprise Apartment 10304
                   Alisa Viejo, CA  92656
-------------------------------------------------------------------------------------------------------------------------
HFC                Luis Padilla                                      Royalty Lease                                $19.45
                   Margarita M. Padilla
                   P.O. Box 392
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ruben Panduro                                     Royalty Lease                                $19.43
                   74 10th Street
                   P. O. Box 372
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Santos O. Patino                                  Royalty Lease                                $73.90
                   Oralia Patino
                   1051 Corfman Road
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Enrique A. Perez                                  Royalty Lease                                $23.35
                   Maria Perez
                   1786 W. Adams, Space #2
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                David F. Perillo                                  Royalty Lease                                $11.66
                   169 East Main Street
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria S. Piceno                                   Royalty Lease                                 $7.77
                   Maria Aida Piceno Zavala
                   P.O. Box 1046
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Myrtle R. Powers                                  Royalty Lease                                     0
                   P.O. Box 268
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose Gerardo Preciado                             Royalty Lease                                $19.45
                   P.O. Box 74
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Anna Quintero                                     Royalty Lease                                $15.56
                   P. O. Box 154
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Felix Quintero                                    Royalty Lease                                     0
                   51925 Avenida Velasco
                   La Quinta, CA  92253
-------------------------------------------------------------------------------------------------------------------------
HFC                Esther F. Quirarte                                Royalty Lease                                $15.56
                   P. O. Box 228
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Berta Ramirez                                     Royalty Lease                                $15.56
                   P. O. Box 53
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Ramirez                                      Royalty Lease                                $35.01
                   Celia O. Ramirez
                   P.O. Box 53
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan C. Ramirez                                   Royalty Lease                                $35.01
                   Irma N. Ramirez
                   P.O. Box 1009
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Esther B. Ramos                                   Royalty Lease                                $19.45
                   P. O. Box 2
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose P. Ramos                                     Royalty Lease                                $19.45
                   Belen C. Ramos
                   P.O. Box 278
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Nicasio Quirarte Ramos                            Royalty Lease                                $30.70
                   Socorro Quirarte Ramos
                   P.O. Box 148
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Sebastiana Ray                                    Royalty Lease                                $15.56
                   P. O. Box 112
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan M. Rivera                                    Royalty Lease                                $19.45
                   Lydia Rivera
                   P.O. Box 108
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Daniel O. Robinson                                Royalty Lease                               $412.25
                   Jean A. & Jennie B. Robinson
                   24 E. D R Kincaid
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramon F. Robledo                                  Royalty Lease                                $45.20
                   Lupe Robledo
                   P.O. Box 4
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Francisco Rodriguez                               Royalty Lease                                 $3.89
                   P. O. Box 614
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Gabriel Rodriguez, Jr.                            Royalty Lease                                $19.45
                   P.O. Box 708
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Lucio Rodriguez                                   Royalty Lease                                $15.56
                   Francisca Lopez Rodriguez
                   P.O. Box 426
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria T. Rodriguez                                Royalty Lease                                $15.56
                   1387 W. Union Street
                   San Bernardino, CA  92411
-------------------------------------------------------------------------------------------------------------------------
HFC                Miguel A. Rodriguez                               Royalty Lease                                $15.56
                   Noemi Rodriguez
                   P.O. Box 664
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Maria M. Rojas                                    Royalty Lease                                $11.66
                   Adelina F. Ochoa
                   P.O. Box 214
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Roman Catholic Bishop                             Royalty Lease                                $46.69
                   P. O. Box 85728
                   San Diego, CA 92186-5728
-------------------------------------------------------------------------------------------------------------------------
HFC                Manuel Romo                                       Royalty Lease                                $64.97
                   Alberta P. Romo
                   P.O. Box 37
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Guadalupe G. Rosas                                Royalty Lease                                 $7.77
                   P.O. Box 416
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Manuel Rubalcava                                  Royalty Lease                                 $7.77
                   P.O. Box 5
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Encarnacion Ruiz                                  Royalty Lease                                $31.15
                   P. O. Box 21
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose T. Ruiz                                      Royalty Lease                                $23.35
                   Estela Ruiz & Freddie Reyes
                   P.O. Box 996
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Norma Ruiz                                        Royalty Lease                                $19.45
                   P. O. Box 19
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Arnulfo G. Salazar                                Royalty Lease                                     0
                   8444 S. Buffalo Avenue Apt. #1
                   Chicago, IL  60617-2609
-------------------------------------------------------------------------------------------------------------------------
HFC                David Salazar                                     Royalty Lease                                $19.45
                   Rosemary Salazar
                   877 Scott
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Natalie Salazar                                   Royalty Lease                                $15.56
                   P. O. Box 473
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Saldivar                                     Royalty Lease                                $23.33
                   Petra I. Saldivar
                   P.O. Box 357
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Andy Sanchez                                      Royalty Lease                                $11.66
                   P. O. Box 62
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Linda Nava Sanchez                                Royalty Lease                                $11.66
                   P. O. Box 397
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                San Diego Gas And Electric Co.                    Royalty Lease                         $88,701.52(4)
                   Glen Holland CP41D
                   8306 Century Park Ct.
                   San Diego, CA  92123-1593
-------------------------------------------------------------------------------------------------------------------------
HFC                Edward Silvas                                     Royalty Lease                                $11.66
                   Natalie Salazar
                   P.O. Box 160
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Eugenio Silva                                     Royalty Lease                                 $7.77
                   Silvia G. Silva
                   P.O. Box 159
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesse B. Silva                                    Royalty Lease                                $21.30
                   Maria R. Silva
                   2284 Pepper Drive
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                John F. Silva                                     Royalty Lease                                $15.56
                   637 Heil
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Serafin Silva                                     Royalty Lease                                $11.66
                   Mary Silva
                   P.O. Box 402
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Antonia Simon                                     Royalty Lease                                $11.66
                   P. O. Box 368
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesus M. Singh                                    Royalty Lease                                $30.37
                   Herlinda M. Singh
                   357 Eucalyptus Avenue
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Neva Smith                                        Royalty Lease                             $2,712.01
                   735 Baylor Avenue
                   Bonita, CA  91902
-------------------------------------------------------------------------------------------------------------------------
HFC                Rosa R. Soto                                      Royalty Lease                                $50.58
                   695 Desert Gardens Drive
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Southern Pacific Trans. Co.                       Royalty Lease/Surface Rental              $3,165.70
                   P. O. Box 209711
                   Houston, TX 77216-9711
-------------------------------------------------------------------------------------------------------------------------
HFC                Bertie Faye Stafford                              Royalty Lease                                $38.88
                   P. O. Box 71
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Felipe Sustaita                                   Royalty Lease                                $11.66
                   Esperanza Sustaita
                   P.O. Box 201
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Arturo G. Tabarez                                 Royalty Lease                                $19.45
                   P.O. Box 1882
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Pompeyo R. Tabarez                                Royalty Lease                                $35.01
                   Norma A. Tabarez
                   P.O. Box 558 Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Salome Tabarez                                    Royalty Lease                                $11.66
                   P.O. Box 1882
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Victoriano Tabarez                                Royalty Lease                                $15.56
                   P.O Box 142
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Guadalupe Tamaya                                  Royalty Lease                                 $3.89
                   P.O. Box 17
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Tony & Lillian Terribilini                        Surface Rental                                    0
                   245 East Dealwood Road
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Benjamin F. Thompson, Jr.                         Royalty Lease                                     0
                   Portia M. Thompson
                   56609 Golden Bee Drive
                   Yucca Valley, CA  92284-4240
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan H. Topete                                    Royalty Lease
                   Maria Topete                                                                                   $15.56
                   P.O. Box 20
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Sofia Torres                                      Royalty Lease                                $44.37
                   P.O. Box 225
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramiro Gonzalez Torres                            Royalty Lease                                     0
                   P.O. Box 288
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesse Urbanek                                     Royalty Lease                               $381.14
                   3580 S. Newcomb
                   Mendota, CA  93640
-------------------------------------------------------------------------------------------------------------------------
HFC                Josefina Uriarte                                  Royalty Lease                                $11.66
                   P. O. Box 478
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                John Urias                                        Royalty Lease                                $35.01
                   Margaret Urias
                   P.O. Box 104
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ignacio Uribe                                     Royalty Lease                                 $7.77
                   P.O. Box 176
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesus Uribe                                       Royalty Lease                                $15.56
                   Maria Elena Uribe
                   P.O. Box 365
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                David Joseph Utick                                Royalty Lease                               $613.30
                   10891 Furlong Drive
                   Santa Ana, CA  92705
-------------------------------------------------------------------------------------------------------------------------
HFC                Frank Steven Utick                                Royalty Lease                               $613.30
                   13121 Buckingham Circle
                   Westminister, CA  92683
-------------------------------------------------------------------------------------------------------------------------
HFC                Heliodoro Valdez                                  Royalty Lease                                     0
                   Cristina Valdez
                   P.O. Box 3241
                   Calexico, CA 92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Leonardo C. Valenzuela                            Royalty Lease                                 $7.77
                   Raquel B. Valenzuela
                   P.O. Box 594
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Raymundo C. Valenzuela                            Royalty Lease                                 $7.77
                   Aurora D. Valenzuela
                   P.O. Box 311
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ricardo Valenzuela                                Royalty Lease                                     0
                   P. O. Box 232
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                William P. Valusek                                Royalty Lease                                $88.18
                   Rose Marie Valusek
                   185 East Cole Road
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Jose M. Vasquez                                   Royalty Lease                                $35.01
                   Guadalupe, Carmen & Jorge Vasquez
                   P.O. Box 152
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rene F. Vega                                      Royalty Lease                                $34.61
                   Alicia Vega
                   189 Gill Road
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Severiano Veliz                                   Royalty Lease                                $19.45
                   Tomasa V. Veliz
                   P.O. Box 404
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Angel Villa                                       Royalty Lease                                $15.56
                   Esther Villa
                   P.O. Box 125
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Armando Villarreal                                Royalty Lease                                $15.56
                   P.O. Box 46
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Fernando Villa                                    Royalty Lease                                 $7.77
                   Gloria Villa
                   P.O. Box 586
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Juan Villafana                                    Royalty Lease                                $34.61
                   Rosa Villafana
                   945 Lincoln Street
                   Calexico, CA  92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Jesus R. Villagomez                               Royalty Lease                                $11.66
                   Maria Trinidad A. De Villagomez
                   P.O. Box 200
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Rafael Villanueva                                 Royalty Lease                                $10.23
                   Patricia Villanueva
                   P.O. Box 913
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramiro Villarreal                                 Royalty Lease                                 $8.95
                   Angela Villareal
                   P.O. Box 75
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramiro L. Villarreal                              Royalty Lease                                $15.56
                   Elisa Villareal
                   P.O. Box 297
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Robert G. Walcutt                                 Royalty Lease                                $27.23
                   Rachel L. Walcutt
                   P.O. Box 876
                   El Centro, CA 92244
-------------------------------------------------------------------------------------------------------------------------
HFC                Patricia Lea Walker                               Royalty Lease                               $613.30
                   13821 Henstridge Circle
                   Tustin, CA  92780
-------------------------------------------------------------------------------------------------------------------------
HFC                Henry Werthheimer, Jr.                            Royalty Lease                               $541.28
                   Wetheimer Livestock
                   P.O. Box 179
                   South St. Paul, MN  55075
-------------------------------------------------------------------------------------------------------------------------
HFC                Samuel Werthheimer                                Royalty Lease                               $268.49
                   6320 Upper 35th Street, North
                   Oakdale, MN  55128
-------------------------------------------------------------------------------------------------------------------------
HFC                L. W. White                                       Royalty Lease                                $19.45
                   Anna Lee White
                   400 Madrona Avenue,  Apt. 222
                   Se Salem, OR  97302
-------------------------------------------------------------------------------------------------------------------------
HFC                Wilbur-Ellis Co.                                  Royalty Lease                                     0
                   Frank Brown, Vice President
                   345 California St. 27th Floor
                   San Francisco, CA  94104-2606
-------------------------------------------------------------------------------------------------------------------------
HFC                Kenyon R. Williamson                              Royalty Lease                             $2,711.96
                   5424 W. Wagoner Road
                   Glendale, AZ   85308
-------------------------------------------------------------------------------------------------------------------------
HFC                Robert C. Williamson                              Royalty Lease                             $2,711.96
                   218 E. Market Drive
                   Bethlehem, PA  18018
-------------------------------------------------------------------------------------------------------------------------
HFC                Donald Lee Wogatze                                Royalty Lease                                $23.35
                   P. O. Box 695
                   Bloomington, CA  92316
-------------------------------------------------------------------------------------------------------------------------
HFC                Opal S. Wood                                      Royalty Lease                                $11.66
                   13 Acacia Lane
                   Escondido, CA  92025
-------------------------------------------------------------------------------------------------------------------------
HFC                William T. Worthington                            Royalty Lease                                $38.89
                   Barbara Worthington
                   P.O. Box 205
                   Heber, CA  92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Imperial County Property Service                  Surface Rental                                    0
                   1002 State Street
                   El Centro, CA  92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Paul Marsh Pitman, Jr.                            Royalty Lease                                     0
                   2832 E. Arden Lane
                   Merced, CA 95340
-------------------------------------------------------------------------------------------------------------------------
HFC                LaBrucherie Ranch, Inc.                           Surface Rental                                    0
                   P.O. Box 1420
                   El Centro, CA 92244
-------------------------------------------------------------------------------------------------------------------------
HFC                Effie Conn(5)                                     Long-Term Holds                             $200.00
                   C/O Mr. David Conn
                   644 West Main Road
                   El Centro, CA 92243
-------------------------------------------------------------------------------------------------------------------------
HFC                Susana Pena Avila                                 Long-Term Holds                              $85.22
                   Fulgencio Avila
                   P. O. Box 694
                   Heber, CA   92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Felipe M. Cardenas                                Long-Term Holds                             $451.64
                   Martha Ofelia C. Cardenas
                   1001 North Main St.  Space #161
                   Las Vegas, NV   89101
-------------------------------------------------------------------------------------------------------------------------
HFC                Albert Alfred Cowan                               Long-Term Holds                           $2,235.92
                   Mary Agipina Cowan
                   P.O. Box 42
                   Heber, CA   92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Estate Of Nelma L. Hester                         Long-Term Holds                             $582.84
                   Ronald J. Hester, Executor
                   520 Pepper Drive
                   El Cajon, CA   92021-1024
-------------------------------------------------------------------------------------------------------------------------
HFC                Dolores C. Hinds                                  Long-Term Holds                             $748.76
                   1068 Calma Drive
                   Chula Vista, CA   92010-6609
-------------------------------------------------------------------------------------------------------------------------
HFC                Imperial Thermal Products                         Long-Term Holds                          $13,220.96
                   Mr. R. Yurkovich
                   100 North Riverside Plaza
                   Chicago, IL   60606-1596
-------------------------------------------------------------------------------------------------------------------------
HFC                The Irvine Company                                Long-Term Holds                          $27,865.93
                   P.O. Box C19512
                   Irvine, CA 92713
-------------------------------------------------------------------------------------------------------------------------
HFC                Adelaida Macias                                   Long-Term Holds                             $289.35
                   C/O The Bartlett Center
                   600 E. Washington Avenue
                   Santa Ana, CA   92701
-------------------------------------------------------------------------------------------------------------------------
HFC                Martina Mullins                                   Long-Term Holds                              $66.05
                   P. O. Box 35
                   Heber, CA   92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Roberto Ochoa                                     Long-Term Holds                             $413.01
                   P.O. Box 401
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Enrique Ortiz                                     Long-Term Holds                             $423.81
                   Petra Ortiz
                   P.O. Box 302
                   Heber, CA   92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Myrtle R. Powers                                  Long-Term Holds                             $253.49
                   P.O. Box 268
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Felix Quintero                                    Long-Term Holds                             $164.98
                   51925 Avenida Velasco
                   La Quinta, CA   92253
-------------------------------------------------------------------------------------------------------------------------
HFC                Arnulfo G. Salazar                                Long-Term Holds                             $340.80
                   8444 S. Buffalo Avenue Apt. #1
                   Chicago, IL   60617-2609
-------------------------------------------------------------------------------------------------------------------------
HFC                Benjamin F. Thompson, Jr.                         Long-Term Holds                           $3,867.23
                   Portia M. Thompson
                   56609 Golden Bee Drive
                   Yucca Valley, CA   92284-4240
-------------------------------------------------------------------------------------------------------------------------
HFC                Ramiro Gonzalez Torres                            Long-Term Holds                           $8,999.03
                   P.O. Box 288
                   Heber, CA 92249
-------------------------------------------------------------------------------------------------------------------------
HFC                Union Fee Property(6)                             Long-Term Holds                          $30,432.32

-------------------------------------------------------------------------------------------------------------------------
HFC                Heliodoro Valdez                                  Long-Term Holds                           $1,314.82
                   Cristina Valdez
                   P.O. Box 3241
                   Calexico, CA   92231
-------------------------------------------------------------------------------------------------------------------------
HFC                Wilbur-Ellis Co.                                  Long-Term Holds                             $806.47
                   Frank Brown, Vice President
                   345 California St. 27th Floor
                   San Francisco, CA   94104-2606
-------------------------------------------------------------------------------------------------------------------------


--------
2    This interest was transferred from Lois Lyons and Alfred W. Lyons.
3    Interest transferred from Roberto Villareal and Consuelo J. Villareal.
4    This figure reflects the combined cure amount for this agreement and the
     Settlement Agreement between San Diego Gas and Electric and Union Oil
     Company of California, dated April 21, 1989, and listed on Exhibit B.
5    Deceased.
6    No current address is available for this counterparty.

                                                         Exhibit D

                                                   Additional Contracts

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                Cure
Covanta Party            Counterparty Name and Address                 Type of Contract                                       Amount
------------------------------------------------------------------------------------------------------------------------------------
SIGC**                   Second Imperial Geothermal Company**          Participation Agreement, dated as of November 24,          0
                         4029 Ridge Top Road, Suite 200                1992, as amended.
                         Fairfax, VA  22030

                         Covanta SIGC Energy II, Inc.**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta SIGC Geothermal Operations, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030
                         Attention:  Mr. Paul B. Clements

                         U.S. Trust Company of California, N.A.
                         114 West 47th Street
                         New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
SIGC**                   DRAVO Corporation                             Assignment, Assumption and Amendment Agreement (among      0
                         One Oliver Plaza                              DRAVO Corporation, DRAVO Constructors, Inc.,
                         Pittsburgh, PA  15222                         Centennial Energy,  Inc., Centennial Geothermal,
                                                                       Inc., ERC International, Inc., ERC Energy, Inc.,
                         DRAVO Constructions, Inc.                     Imperial Power Services, Inc., SIGC, Second Imperial
                         One Oliver Plaza                              Continental, Inc., Amor 14 Corporation), dated
                         Pittsburgh, PA  15222                         November 15, 1992.

                         Centennial Energy,  Inc.
                         650 California Street, 22nd Floor
                         San Francisco, CA 94108

                         Centennial Geothermal, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         ERC International, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         ERC Energy, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA 22030

                         Covanta Imperial Power Services, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Second Imperial Continental, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         Amor 14 Corporation**
                         4000 Kruse Way Place
                         Lake Oswego, OR 97035
------------------------------------------------------------------------------------------------------------------------------------
SIGC**                   Amor 14 Corporation**                         Amendment No. 1 to Participation Agreement dated           0
                         4029 Ridge Top Road                           November 24, 1992 (among SIGC, Amor 14 Corporation,
                         Suite 200                                     SICI, Ogden SIGC Geothermal Operations, Inc., US
                         Fairfax, VA 22030                             Trust, ASC, GECC), dated September 1, 1993.

                         Second Imperial Continental, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         Ogden SIGC Geothermal Operations, Inc.*
                         4029 Ridge Top Road
                         Suite 200
                         Fairfax, VA 22030

                         Aircraft Services Corporation
                         1600 Summer Street
                         Stamford, CT 06927

                         General Electric Capital Corporation
                         1600 Summer Street
                         Stamford, CT 06927

                         US Trust Company of California
                         114 West 47th Street
                         New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
AMOR**                   Amor 14P Corporation                          Assignment, Assumption, Consent and Release Agreement      0
                         4029 Ridge Top Road, Suite 200                dated December 29, 1994.
                         Fairfax, VA  22030

                         OESI Power Corporation
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Second Imperial Continental, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         Centennial Holding, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         Covanta SIGC Geothermal Operations, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta SIGC Energy, Inc.**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta SIGC Energy II, Inc.**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Energy Americas, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         U.S. Trust Company of New York
                         114 West 47th Street
                         New York, NY  10036

                         General Electric Capital Corporation
                         120 Long Ridge Road
                         Stamford, CT  06927

                         Aircraft Services Corporation
                         120 Long Ridge Road
                         Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
ERC ENERGY*              Heber Geothermal Company**                    Assignment, Assumption, Consent & Release Agreement,       0
                         4029 Ridge Top Road, Suite 200,               dated June 1, 1999.
                         Fairfax, VA 22030

                         ERC Energy II, Inc*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Imperial Power Services*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Power Equity Corporation*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Centennial Holding, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         Centennial Energy, Inc.
                         650 California Street, 22nd Floor
                         San Francisco, CA  94108

                         Centennial Geothermal, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         U.S. Trust Company of New York
                         114 West 47th Street
                         New York, NY  10036

                         General Electric Capital Corporation
                         120 Long Ridge Road
                         Stamford, CT  06927

                         Aircraft Services Corporation
                         120 Long Ridge Road
                         Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HEBER FIELD ENERGY II*   Heber Field Company**                         Assignment, Assumption, Consent & Release Agreement,       0
                         4029 Ridge Top Road, Suite 200                dated June 1, 1999.
                         Fairfax, VA  22030

                         Covanta Heber Field Energy, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Geothermal Operations, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Power Equity Corporation*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Centennial Field Company
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         Centennial Holding, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         U.S. Trust Company of California
                         114 West 47th Street
                         New York, NY  10036

                         Aircraft Services Corporation
                         120 Long Ridge Road
                         Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
COVANTA SIGC ENERGY II** Second Imperial Continental, Inc.             Agreement Relating to SIGC (among Ogden SIGC Energy        0
                         343 Second Street, Suite N                    II., Inc., as Buyer, and SICI, as Seller, and Ogden
                         Los Altos, CA 94022                           Power Corporation, and Centennial Holding, Inc.),
                                                                       dated December 29, 1994.
                         Covanta Energy Americas, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA 22030

                         Centennial Holding, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         Copy to:
                         Carol J. Stoney, Jr.
                         Jackson, Tufts, Cole & Black
                         31st Floor, 650 California Street
                         San Francisco, CA 94108
------------------------------------------------------------------------------------------------------------------------------------
AMOR**                   Amor 14P Corporation                          Buyout Agreement dated November 24, 1992.                  0
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         OESI Power Corporation
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Second Imperial Continental, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         Centennial Energy, Inc.
                         650 California Street, 22nd Floor
                         San Francisco, CA 94108

                         Centennial Geothermal, Inc.
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         ERC International, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Second Imperial Geothermal Company**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
AMOR**                   Marubeni America Corporation                  Amendment Agreement dated November 24, 1992.               0
                         650 California Street
                         San Francisco, CA 94108

                         Marubeni Corporation
                         CPO BOX 595
                         Tokyo 100-91 Japan

                         Centennial Energy, Inc.
                         650 California Street, 22nd Floor
                         San Francisco, CA 94108

                         Ogden Environmental and Energy Services
                         Co., Inc.*
                         4029 Ridge Top Road, Suite 200,
                         Fairfax VA  22030

                         Second Imperial Continental, Inc.,
                         343 Second Street, Suite N
                         Los Altos, CA 94022

                         Second Imperial Geothermal Company**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
  HEBER LOAN PARTNERS*   General Electric Capital Corporation            Agreement Relating to HGC and HFC, dated December        0
                         120 Long Ridge Road                             20, 2000, as amended February 11, 2002.
                         Stamford, CT  06927

                         Covanta Energy Corporation*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Power Equity Corporation, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         ERC Energy, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         ERC Energy II, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Heber Geothermal Company**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Heber Field Energy, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Heber Field Company**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Heber Field Energy II, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
HEBER LOAN PARTNERS*     ERC Energy, Inc.*                             Heber Geothermal Partnership Agreement, dated August       0
                         4029 Ridge Top Road, Suite 200                12, 1983, as amended.
                         Fairfax, VA  22030

                         ERC Energy II, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
HEBER LOAN PARTNERS*     ERC Energy, Inc.*                             ERC, ERCII and Heber Loan Partners Agreement, dated        0
                         4029 Ridge Top Road, Suite 200                March 30, 2001.
                         Fairfax, VA  22030

                         ERC Energy II, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         General Electric Capital Corporation
                         120 Long Ridge Road
                         Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
ERC ENERGY*              ERC Energy II, Inc.*                          Heber Loan Partners Partnership Agreement, dated as        0
                         c/o Covanta Energy Americas, Inc.             of March 23, 1989.
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA 22030
------------------------------------------------------------------------------------------------------------------------------------
ERC ENERGY*              Covanta Power Equity Corporation*             Release Agreement, dated June 1, 1999.                     0
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         ERC Energy II, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Centennial Geothermal, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         Centennial Holding, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022
------------------------------------------------------------------------------------------------------------------------------------
ERC ENERGY II*           Centennial Geothermal, Inc.                   Agreement Relating to Heber Geothermal Company, dated      0
                         343 Second Street                             May 19, 1999.
                         Los Altos, CA 94022
------------------------------------------------------------------------------------------------------------------------------------
HEBER FIELD ENERGY II*   Covanta Heber Field Energy Inc.*              Heber Field Company Partnership Agreement, dated           0
                         4029 Ridge Top Road, Suite 200                November 1, 1991.
                         Fairfax VA 22030
------------------------------------------------------------------------------------------------------------------------------------
HEBER FIELD ENERGY II*   Covanta Heber Field Energy, Inc.*             Agreement Relating to Heber Field Company, dated May       0
                         4029 Ridge Top Road, Suite 200                19, 1999.
                         Fairfax, VA  22030

                         Covanta Energy, Inc.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Centennial Field, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         Centennial Holding, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022
------------------------------------------------------------------------------------------------------------------------------------
HEBER FIELD ENERGY II*   Covanta Heber Field Energy, Inc.*             Release Agreement, dated June 1, 1999.                     0
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Covanta Power Equity Corp.*
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         Centennial Field, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022

                         Centennial Holding, Inc.
                         343 Second Street, Ste. N
                         Los Altos, CA  94022
------------------------------------------------------------------------------------------------------------------------------------
HEBER FIELD ENERGY II*   Covanta Heber Field Energy, Inc.*             HFE and HFEII Agreement, dated March 30, 2001.             0
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA  22030

                         General Electric Capital Corporation
                         120 Long Ridge Road
                         Stamford, CT 06927
------------------------------------------------------------------------------------------------------------------------------------
COVANTA SIGC GEOTHERMAL  Second Imperial Geothermal Company**          Participation Agreement, dated as of November 24,          0
OPERATIONS*              4029 Ridge Top Road, Suite 200                1992, as amended.
                         Fairfax, VA 22030

                         Covanta SIGC Energy II, Inc.**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA 22030

                         Amor 14 Corporation**
                         4029 Ridge Top Road, Suite 200
                         Fairfax, VA 22030
                         Attention: Paul B. Clements

                         U.S. Trust Company of California, N.A.
                         114 West 47th Street
                         New York, New York 10036

                         Aircraft Services Corporation
                         1600 Summer Street
                         Stamford Street
                         Stamford, Connecticut 06905

                         General Electric Capital Corporation
                         P.O. Box 8300
                         Stamford, Connecticut 06904
------------------------------------------------------------------------------------------------------------------------------------
COVANTA GEOTHERMAL       Acme Staffing                                 Temporary Labor                                    $8,996.30
OPERATIONS*              P.O. Box 1076
                         Yuma, AZ 85366
------------------------------------------------------------------------------------------------------------------------------------
COVANTA IMPERIAL POWER   Acme Staffing                                 Temporary Labor                                    $4,136.58
SERVICES*                P.O. Box 1076
                         Yuma, AZ 85366
------------------------------------------------------------------------------------------------------------------------------------
COVANTA SIGC GEOTHERMAL  Acme Staffing                                 Temporary labor                                   $21,764.21
OPERATIONS*              P.O. Box 1076
                         Yuma, AZ 85366
------------------------------------------------------------------------------------------------------------------------------------
COVANTA GEOTHERMAL       Ondeo Nalco                                   Water Science Contract                            $31,195.13
OPERATIONS*              Barrett Snell
                         P.O. Box 70716
                         Chicago, IL 70716
------------------------------------------------------------------------------------------------------------------------------------
COVANTA IMPERIAL POWER   Ondeo Nalco                                   Water Science contract                            $12,927.55
SERVICES*                Barrett Snell
                         P.O. Box 70716
                         Chicago, IL 70716
------------------------------------------------------------------------------------------------------------------------------------
COVANTA SIGC GEOTHERMAL  Ondeo Nalco                                   Water science contract                            $45,824.21
OPERATIONS*              Barrett Snell
                         P.O. Box 70716
                         Chicago, IL 70716
------------------------------------------------------------------------------------------------------------------------------------


*  This entity will assume and assign this agreement.
** This entity will assume but not assign this agreement.

                                                         Exhibit E

                                                       O&M Contracts
                                                      (Assigned Only)

--------------------------------------------------------------------------------------------------------------------------
Covanta Party         Counterparty Name and Address             Type of Contract                              Cure Amount
--------------------------------------------------------------------------------------------------------------------------
SIGC                  Covanta SIGC Geothermal Operations, Inc.  Operation and Maintenance Agreement, dated             0
                      4029 Ridge Top Road, Suite 200            as of November 24, 1992.  Covanta SIGC
                      Fairfax, VA  22030                        Geothermal Operations, Inc. is the
                                                                operator.*
--------------------------------------------------------------------------------------------------------------------------
HFC                   Covanta Geothermal Operations, Inc.       Operation and Maintenance Agreement dated              0
                      4029 Ridge Top Road                       December 18, 1991.*
                      Suite 200
                      Fairfax, VA 22030
                      Attention: Paul B. Clements
--------------------------------------------------------------------------------------------------------------------------
HGC                   Covanta Imperial Power Services, Inc.     Second Amended and Restated Heber                      0
                      4029 Ridge Top Road, Suite 200            Geothermal Generating Plant Operations and
                      Fairfax, VA 22030                         Maintenance Contract, dated March 27, 1989,
                                                                as amended.  Imperial Power provides
                                                                operational and maintenance services for
                                                                debtor.*
--------------------------------------------------------------------------------------------------------------------------
*These agreements appear on both this Exhibit and Exhibit F.


                                                         Exhibit F

                                                  Heber Debtor Contracts
                                              (Previously Assumed Contracts)

--------------------------------------------------------------------------------------------------------------------------
Covanta Party         Counterparty Name and Address             Type of Contract                              Cure Amount
--------------------------------------------------------------------------------------------------------------------------
SIGC/HFC              U.S. Trust Company of California, N.A.    Sublease and Geothermal Fluid Agreement,               0
                      114 West 47th Street                      dated as of November 17, 1992, as amended.
                      New York, NY  10036                       SIGC is the lessee, and HFC is the lessor.
                                                                Assumed by bankruptcy court order dated
                                                                June 27, 2002.
--------------------------------------------------------------------------------------------------------------------------
HFC                   Heber Geothermal Company                  Geothermal Sales Agreement dated December              0
                      4029 Ridge Top Road                       18, 1991, as amended.  HFC is the successor
                      Suite 200                                 in interest to US Trust Company of
                      Fairfax, VA 22030                         California.  Assumed by bankruptcy court
                                                                order dated June 27, 2002.
--------------------------------------------------------------------------------------------------------------------------
SIGC                  Covanta SIGC Geothermal Operations, Inc.  Operation and Maintenance Agreement, dated             0
                      4029 Ridge Top Road, Suite 200            as of November 24, 1992.  Covanta SIGC
                      Fairfax, VA  22030                        Geothermal Operations, Inc. is the
                                                                operator. *
--------------------------------------------------------------------------------------------------------------------------
HFC                   Covanta Geothermal Operations, Inc.       Operation and Maintenance Agreement dated              0
                      4029 Ridge Top Road                       December 18, 1991.*
                      Suite 200
                      Fairfax, VA 22030
                      Attention: Paul B. Clements
--------------------------------------------------------------------------------------------------------------------------
HGC                   Covanta Imperial Power Services, Inc.     Second Amended and Restated Heber                      0
                      4029 Ridge Top Road, Suite 200            Geothermal Generating Plant Operations and
                      Fairfax, VA 22030                         Maintenance Contract, dated March 27, 1989,
                                                                as amended.  Imperial Power provides
                                                                operational and maintenance services for
                                                                debtor.*
--------------------------------------------------------------------------------------------------------------------------


*These agreements appear on both this Exhibit and Exhibit E.